UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

NextEra Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

2025 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

YOUR VOTE IS IMPORTANT
PLEASE SUBMIT YOUR PROXY PROMPTLY

VOLUNTARY ELECTRONIC RECEIPT
OF FUTURE PROXY MATERIALS
NextEra Energy is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows NextEra Energy to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.
NextEra Energy is committed to meeting the nation’s increasing energy demand with a diverse mix of energy while keeping bills as low as possible. We encourage our shareholders to enroll in e-delivery:
Online at www.proxyvote.com/NEE
Scan the QR code

HOW TO VOTE
BY INTERNET	BY TELEPHONE	BY MAIL	IN PERSON
Go to the website www.proxyvote.com,
24 hours a day, seven days a week. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials (the “Notice”).
Call 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card or Notice.
If you received a full paper set of materials, date and sign your proxy card exactly as your name appears on your proxy card and mail it in the enclosed, postage-paid envelope. If you received the Notice, you may request a proxy card by following the instructions in your Notice. Even if you received a full paper set of materials, you may still vote by internet or telephone. You do not need to mail the proxy card if you are voting by internet or telephone.
At the annual meeting.

NextEra Energy, Inc. 700 Universe Boulevard Juno Beach, Florida 33408-0420
Notice of Annual Meeting of Shareholders
MAY 22, 2025
The 2025 Annual Meeting of Shareholders of NextEra Energy, Inc. (“NextEra Energy” or the “Company”) will be held on Thursday, May 22, 2025, at 8:00 a.m., Central time, at 12 Sixth Street South, Minneapolis, Minnesota 55402 to consider and act upon the following matters:
MEETING AGENDA		BOARD RECOMMENDATION
1.	Election as directors of the nominees specified in the accompanying proxy statement	FOR each nominee
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2025	FOR
3.	Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the accompanying proxy statement	FOR
4.	Such other business as may properly be brought before the annual meeting or any adjournment(s) or postponement(s) of the annual meeting
The proxy statement describes these matters thoroughly. NextEra Energy has not received notice of other matters that may properly be presented at the annual meeting.
The record date for shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment(s) or postponement(s) of the annual meeting is March 25, 2025.
Admittance to the annual meeting will be limited to shareholders as of the record date or their duly appointed proxies. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras, cell phones, recording devices and other electronic devices are not permitted at the meeting.
NextEra Energy is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows NextEra Energy to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.
REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT
YOUR PROXY OR VOTING INSTRUCTIONS PROMPTLY SO THAT YOUR SHARES CAN BE VOTED.
By order of the Board of Directors, DAVID FLECHNER Vice President, Compliance & Corporate Secretary Juno Beach, Florida April 1, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 22, 2025
This proxy statement and the NextEra Energy 2024 annual report to shareholders are available at www.proxyvote.com.

1	PROXY STATEMENT SUMMARY
2	BUSINESS AND GOVERNANCE HIGHLIGHTS
8	BUSINESS OF THE ANNUAL MEETING
8	Proposal 1: Election as directors of the nominees specified in this proxy statement
20	Proposal 2: Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2025
21	Proposal 3: Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in this proxy statement
22	INFORMATION ABOUT NEXTERA ENERGY AND MANAGEMENT
22	The Company’s Securities Trading Policy
22	Common Stock Ownership of Certain Beneficial Owners and Management
24	CORPORATE GOVERNANCE AND BOARD MATTERS
24	Lead Director Letter
25	Corporate Governance Principles & Guidelines/Code of Ethics
25	Director Independence
25	Board Leadership Structure
27	Board Role in Risk Oversight
27	Board Evaluations
28	Director Meetings and Attendance
28	Board Committees
30	Consideration of Director Nominees
31	Communications with the Board
31	Website Disclosures
32	Transactions with Related Persons
33	AUDIT-RELATED MATTERS
33	Audit Committee Report
34	Fees Paid to Deloitte & Touche LLP
34	Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
35	EXECUTIVE COMPENSATION
35	Compensation Discussion & Analysis
64	Compensation Committee Report
65	Compensation Tables
65	Table 1a: 2024 Summary Compensation Table
66	Table 1b: 2024 Supplemental “All Other Compensation” Table
67	Table 2: 2024 Grants of Plan-Based Awards
69	Table 3: 2024 Outstanding Equity Awards at Fiscal Year End
72	Table 4: 2024 Option Exercises and Stock Vested
73	Table 5: Pension Benefits
74	Table 6: Non-qualified Deferred Compensation
75	Potential Payments Upon Termination or Change in Control
81	Pay Versus Performance
84	DIRECTOR COMPENSATION
86	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
92	NO INCORPORATION BY REFERENCE
92	SHAREHOLDER ACCOUNT MAINTENANCE
A-1	APPENDIX A: RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL MEASURES

Proxy Statement Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider. You should read the entire proxy statement carefully before voting. This proxy statement contains information related to the solicitation of proxies by the Board of Directors (the “Board”) of NextEra Energy, Inc., a Florida corporation (“NextEra Energy,” the “Company,” “NEE,” “we,” “us” or “our”), in connection with the 2025 annual meeting of NextEra Energy’s shareholders and at any adjournment(s) or postponement(s) of the meeting. On or about April 1, 2025, NextEra Energy began mailing this proxy statement and a Notice of Internet Availability of Proxy Materials to shareholders.
MEETING INFORMATION
TIME AND DATE	PLACE	RECORD DATE
8:00 a.m., Central time May 22, 2025	12 Sixth Street South, Minneapolis, Minnesota 55402	March 25, 2025
WEBCAST	VOTING	ADMISSION
The Company will provide a live audio webcast of the annual meeting from its website at http://www.nexteraenergy.com.
Shareholders as of the record date are entitled to vote. Each share of common stock, par value $.01 per share (“common stock”), is entitled to one vote for each director nominee and one vote for each of the other properly presented proposals to be voted.
An admission ticket is required to enter the annual meeting. See page 86 in the Questions and Answers About the Annual Meeting section regarding how to obtain a ticket.
VOTING MATTERS AND BOARD RECOMMENDATIONS
PROPOSAL		BOARD VOTE RECOMMENDATION	PAGE REFERENCE
1.	Election of directors	FOR each nominee	8
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2025	FOR	20
3.	Advisory vote to approve NextEra Energy’s compensation of its named executive officers	FOR	21
NEXTERA ENERGY 2025 PROXY STATEMENT ● 1

Business and Governance Highlights

~72 GW* in operation	~12 GW wind, solar and storage origination at NextEra Energy Resources, LLC (“NextEra Energy Resources” or “NEER”)	~16,800 employees	~$190 B in total assets

HURRICANE RESTORATION Florida Power & Light Company’s (“FPL”) smart grid technology avoided nearly 800,000 outages during Hurricanes Debby, Helene and Milton	~(6)%; ~8% GAAP and adjusted earnings per share (“EPS”) growth compared to 2023	~25 GW year-end backlog at NextEra Energy Resources; including 12 GW in 2024 alone	52% below the national average carbon dioxide (“CO2”) emissions rate

~90% improvement in NextEra Energy’s overall company safety performance since 2003	~$97 - $107 B expected capital deployment from 2024 through 2027	248% ten-year total shareholder return (“TSR”), outperforming the S&P 500 Utilities Index	65% better reliability than the national average for FPL
Above data as of 12/31/2024, unless otherwise indicated.
*
Gigawatts (“GW”) shown includes assets operated by NextEra Energy Resources, including those owned by XPLR Infrastructure, LP (“XPLR”) at NextEra Energy’s ownership share, as of 12/31/2024; excludes assets which have been sold to third parties but continue to be operated by NextEra Energy Resources.

BUSINESS HIGHLIGHTS
NextEra Energy’s overall operational and financial performance was strong in 2024, despite challenges in the macroeconomic environment. NextEra Energy continued to deliver robust financial performance on an annual and multi-year basis.
For the full year 2024, NextEra Energy reported net income attributable to NextEra Energy on a GAAP basis of $6.946 billion, or $3.37 per share. We achieved company-record adjusted earnings** of $7.063 billion and adjusted EPS** of $3.43.
**
This measure is not a financial measure calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

2 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business and Governance Highlights
These significant accomplishments came as NextEra Energy continued to be a leader among the ten largest U.S. utilities (based on market capitalization**) in many financial metrics, as shown below.
NextEra Energy Rank vs. Ten Largest U.S. Utilities Based on Market Cap**
Metric	Rank	Detail
Adjusted EPS Growth*	#1	3-, 5-, 7- and 10-year
Adjusted return on equity (“ROE”)*	#1	1-, 3-, 5-, 7- and 10-year

*
This measure is not a financial measure calculated in accordance with GAAP. See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. See the 2024 Financial Performance Matrix section on page 48 for more information on how the rankings are determined.

**
Market capitalization is as of December 31, 2024; rankings are sourced from FactSet Research Systems Inc.

Ultimately, the Company’s financial and operational performance is reflected in the increased value of its common stock. The chart below compares the Company’s TSR for the 10-year period ended December 31, 2024 to the TSRs of the S&P 500 Electric Utilities Index, the S&P 500 Utilities Index, the UTY and the S&P 500. NextEra Energy outperformed all of these indices over the period shown.
NEXTERA ENERGY 10-YEAR TOTAL SHAREHOLDER RETURN THROUGH 12/31/2024 VS. VARIOUS INDICES(1)
NEXTERA ENERGY VS. INDICES	10-YEAR TSR
NextEra Energy	248%
S&P 500 Electric Utilities Index, total return	132%
S&P 500 Utilities Index, total return	125%
UTY, total return	119%
S&P 500, total return	243%

(1)
Source: FactSet Research Systems Inc.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 3

Business and Governance Highlights
GOVERNANCE HIGHLIGHTS
DIRECTOR INDEPENDENCE
»
11 of 12 director nominees are independent
»
Chief executive officer (“CEO”) is the only non-independent director
»
All members of the Audit Committee, Compensation Committee, Finance & Investment Committee and Governance & Nominating Committee are independent directors

BOARD LEADERSHIP
»
Independent lead director (“Lead Director”) selected by the independent directors
»
Lead Director has strong role and significant governance duties, including chairing regularly scheduled executive sessions of independent directors
»
As part of our 2024-2025 annual shareholder outreach program, Lead Director communicated directly with shareholders of 26.2% of outstanding shares

BOARD ACCOUNTABILITY
»
All directors stand for election annually and the Board has adopted a resignation policy for directors who fail to receive the required vote in uncontested elections
»
Simple majority voting standard for all uncontested director elections
»
Shareholders of 20% or more of the outstanding shares may call a special meeting
»
No shareholder rights (“poison pill”) plan
»
No supermajority vote requirements in the Company’s Bylaws

BOARD EVALUATION & EFFECTIVENESS	» Annual Board and committee self-evaluations » Annual independent director evaluation of the chairman
BOARD COMPOSITION & REFRESHMENT
»
Balance of new and experienced directors, with tenure of director nominees averaging 6.5 years
»
Specified retirement age for directors
»
33% of director nominees are women
»
Average age of director nominees is 63 years
»
25% of director nominees are ethnically diverse

DIRECTOR ENGAGEMENT	» All current directors attended 100% of Board and their assigned committee meetings » Board amended the Corporate Governance Principles & Guidelines to expressly address director time commitments
CLAWBACK & ANTI-HEDGING POLICIES	» Recoupment or clawback policy to recover certain executive pay in line with the New York Stock Exchange (“NYSE”) rules » Policy prohibiting short sales, hedging and margin accounts
SHARE OWNERSHIP
»
CEO required to hold shares equivalent to 7x base salary
»
All senior executives required to hold shares equivalent to 3x base salary
»
Directors required to hold shares equivalent to 7x the cash portion of their annual retainer

PROXY ACCESS
»
Available to a shareholder, or group of up to 20 shareholders, owning 3% of the Company’s outstanding shares for at least 3 years
»
May nominate candidates for the greater of 2 directorships or up to 20% of the membership of the Board

4 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business and Governance Highlights
SUSTAINABILITY HIGHLIGHTS
Sustainability Report
In 2024, the Company published its annual sustainability report (the “2024 Sustainability Report”). Highlights of the 2024
Sustainability Report include:
»
continued alignment with the Task Force on Climate-Related Financial Disclosures (“TCFD”) framework;
»
disclosure of Scope 1, Scope 2 and partial Scope 3 greenhouse gas emissions (“GHG”) as verified by an independent third party; and
»
Board oversight of those efforts and a discussion of the sustainability strategies of the Company’s principal subsidiaries, FPL and NextEra Energy Resources.
The 2024 Sustainability Report discusses FPL’s best-in-class value proposition of low customer bills, high reliability, diverse energy solutions and excellent customer service and NextEra Energy Resources’ continued focus on building a diversified energy mix with an emphasis on growing its world-leading portfolio of energy projects.
The 2024 Sustainability Report details the Company’s sustainability accomplishments and goals. Included among them, for 2023 unless otherwise indicated, are discussions of:

Emissions The Company’s aspiration is to eliminate CO2 emissions from its operations by 2045 if cost effective and good for customers and shareholders	50% The Company’s CO2 emissions rate was below the national average	FPL’s generation fleet is one of the most efficient in the country, saving Florida customers nearly $16 B in avoided fuel costs	~$134 B of infrastructure capital deployed since 2013

TALENTED TEAM More than 16,000 employees with diverse skill sets across various operations in 49 states	COMMUNITY WELL-BEING We have contributed approximately $30 M and nearly 55,000 volunteer hours in our communities	SUSTAINABILITY FOCUS The Board’s oversight process of sustainability issues, with a particular focus on the sustainability of our business	SHAREHOLDER ENGAGEMENT Our successful shareholder engagement efforts, which ensure that the Company’s management and Board better understand shareholder priorities and perspectives
The 2024 Sustainability Report also includes certain disclosure within the following established environmental reporting frameworks:
»
The Sustainability Accounting Standards Board;
»
Edison Electric Institute’s ESG/Sustainability Quantitative Metrics; and
»
United Nations Sustainability Development Goals.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 5

Business and Governance Highlights
The Company also publishes its EEO-1 reports, available at https://www.investor.nexteraenergy.com/sustainability/sustainability-resources under Related Information.
Additionally, in 2024, the Company again participated in the Carbon Disclosure Project (“CDP”) survey.	The Company’s 2024 Sustainability Report is available at:
Board oversight
The entire NextEra Energy Board, led by the chairman, has oversight of risks and opportunities, including their impacts on the Company’s strategy. The Board understands the impacts of risks and opportunities on the Company’s future growth and prioritizes them. At every scheduled Board meeting, the Board performs a review of the Company’s performance against business objectives and key risks and opportunities for the Company. The Board also holds an annual strategy session devoted to discussing, debating and validating management’s overall strategy. Oversight of physical environmental risks includes discussion of physical risks from hurricanes, emissions-related government policies, incentives and regulations, emissions-reduction initiatives, renewable energy, trends and business plans, and emerging diverse energy technologies, among others. The Board’s Governance & Nominating Committee is specifically tasked with overseeing the Company’s material risks that are environmental or social in nature, along with its sustainability efforts and initiatives.
The Board also has oversight of certain social topics relevant to the Company. The Board reviews the Company’s talent management strategy at least annually, including human capital data. This review includes the Company’s talent pipeline and the Company’s internship program.
Information security and oversight of artificial intelligence
NextEra Energy’s Audit Committee receives regular reports on the key risks facing the Company from the Corporate Risk Committee leader and also receives frequent reports from the Company’s Internal Auditor about the results of reviews of cybersecurity and information security governance. Additionally, the Audit Committee discusses with management, at least annually, emerging artificial intelligence (“AI”) developments and the Company’s risk oversight with respect to AI. In February 2025, the Audit Committee Charter was amended to include the foregoing responsibilities and oversight. The Board receives cybersecurity dashboards in connection with each of its meetings to facilitate oversight, and biannually it receives a cybersecurity report from the Company’s chief information officer and its vice president, IT infrastructure & cybersecurity.
Varying leading third parties periodically assess the Company’s alignment with the U.S. Department of Energy’s Cyber Capability Maturity Model (a/k/a C2M2) standard, which is the predominate cybersecurity framework for the U.S. electric utility industry. NextEra Energy has a comprehensive cybersecurity training program in which all employees receive education and training on prevention of cybersecurity problems and on privacy and data protection.
Shareholder engagement and annual shareholder outreach program
The Company engages with shareholders on a regular basis and provides information through multiple channels. We believe our shareholder engagement efforts allow us to better understand our shareholders’ priorities and perspectives and enable us to effectively address the issues that matter the most to our shareholders.
In 2024, we reached out to our 50 largest shareholders, representing approximately 54.69% of our shares outstanding, and offered to engage on matters important to them, including governance, technology and risk mitigation. We held engagements with shareholders representing approximately 32.42% of the Company’s shares outstanding and received valuable feedback on our Board structure and governance program. Our Lead Director, Amy B. Lane, participated in engagements with many of our top ten largest shareholders representing 26.23% of our shares outstanding. The feedback we received was shared with the full Board and has been considered in certain enhancements to our public disclosures and governance practices. We have made some additions to our related disclosures as described in more detail on page 7.
6 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business and Governance Highlights
KEY SHAREHOLDER ENGAGEMENT HIGHLIGHTS
We received a positive response from our 2023-2024 outreach efforts, resulting in continued outreach into 2025. Feedback from our engagements revealed consistent areas of focus for shareholders: Board structure, governance and technology and risk management. Shareholders’ general sentiment remained positive, particularly regarding the increased transparency of our Board structure and Board refreshment. Additionally, shareholders emphasized the importance of Board succession planning and new director onboarding, and they confirmed the importance of having access to clear disclosure about the Company’s governance. Shareholders also highlighted the need for Board oversight of new and evolving risks, including AI, cybersecurity, changing macroeconomic conditions and supply chain management.
What We Heard	Our Response
Some shareholders highlighted the importance of Board succession planning and new director onboarding
»
The Board engages in an annual self-evaluation process conducted by the Governance & Nominating Committee, which includes surveying directors to assess the effectiveness of Board oversight and composition, and to solicit input for improvements. Recommendations are incorporated into Board processes and agenda topics. Additionally, the Board reviews criteria for skills, experience, background and capability and evaluates the process for identifying, considering, recruiting and nominating prospective members.

Shareholders expressed expectations for ongoing review of disclosure in relation to Board composition and Director competencies
»
The 2024 proxy statement marked the initial integration of an additional disclosure table regarding the qualifications and background of each member of our Board, incorporating direct feedback from our shareholder outreach program.

Shareholders expressed interest in Board oversight of new and evolving risks, including AI, cybersecurity, changing macroeconomic conditions and supply chain
»
The Board and the Audit Committee conduct ongoing risk oversight. In addition, the Board engages regularly with the Company’s Executive Vice President, Chief Risk Officer, Terrell Kirk Crews II, who inaugurated the role in May 2024 with a team focused on continued efforts to address both risk mitigation efforts and opportunities in the Company’s business.

Shareholders expressed an interest in AI and technology developments
»
The Company continues to evolve with the ever-changing energy and technology needs of its customers, and it continues to evaluate how to modernize its business while mitigating risks. In February 2025, the Audit Committee Charter was amended in order to assign risk oversight with respect to the Company’s use of AI to the Audit Committee.

Shareholders expressed interest in increased power demand and how we will address growing needs
»
The Board works continuously with management on the strategic direction of the Company, acknowledging that addressing increased load growth requires all forms of energy, and NextEra Energy is well positioned to lead in developing new power and integrating a diversified grid.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 7

Business of the Annual Meeting
PROPOSAL 1: ELECTION AS DIRECTORS OF THE NOMINEES SPECIFIED IN THIS PROXY STATEMENT
The Board is currently composed of 12 members. Upon the recommendation of the Governance & Nominating Committee, the Board has nominated each of the 12 incumbent members listed below for election as directors at the 2025 annual meeting. Unless you specify otherwise, your proxy will be voted FOR the election of the listed nominees. If any nominee becomes unavailable for election, which is not currently anticipated, proxies instructing a vote for that nominee may be voted for a substitute nominee selected by the Board or, in lieu thereof, the Board may reduce the number of directors by the number of nominees unavailable for election.

Nicole S. Arnaboldi	James L. Camaren	Naren K. Gursahaney	Kirk S. Hachigian	Maria G. Henry	John W. Ketchum

Amy B. Lane	Geoffrey S. Martha	David L. Porges	Deborah L. “Dev” Stahlkopf	John A. Stall	Darryl L. Wilson
The Board believes its current size is appropriate because it facilitates substantive discussions among Board members, provides for sufficient staffing of Board committees and allows for contributions by directors having a broad range of skills, expertise, industry knowledge and diversity of opinion. Directors serve until the next annual meeting of shareholders or until their respective successors are elected and qualified.
Board refreshment
The Board and the Governance & Nominating Committee engage in a continuous process of considering the mix of skills and experience needed by the Board as a whole to discharge its responsibilities. Six of the director nominees have a tenure of less than five years. In 2024, the Governance & Nominating Committee discussed Board composition, Board refreshment and Board recruiting at every committee meeting.
The Company has a director retirement policy. Generally, no person who has attained the age of 72 years by the date of election is eligible for election as a director. However, the Board may, by unanimous action (excluding the affected director), extend a director’s eligibility for one or two additional years, in which event the director will not be eligible for subsequent election as a director if he or she would have attained the age of 73 or 74 by or prior to the date of the election. Amy B. Lane will have reached the normal retirement age of 72 years by the date of the 2025 annual meeting. Upon review of the matter, the Governance & Nominating Committee recommended, and the Board unanimously approved, extending the retirement date for Ms. Lane and nominating her for election at the 2025 annual meeting. In reaching this decision, the Governance & Nominating Committee and the Board considered the high number of director retirements and new members of the Board who have joined in recent years and the need for the Board to retain Ms. Lane, who brings important experience and knowledge about the issues and strategy of the Company. The Governance & Nominating Committee and the Board also considered the extensive financial, leadership and strategy skills of Ms. Lane, among other skills and attributes. Furthermore, Ms. Lane has served the Company and the Board extremely well in the role of Lead Director and in other leadership roles on the Board.
8 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business of the Annual Meeting
Identifying and evaluating nominees for directors
The Governance & Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Governance & Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may come to the attention of the Governance & Nominating Committee through current Board members, professional search firms, shareholders or other persons. Candidates are evaluated at regular or special meetings of the Governance & Nominating Committee and may be considered at any time during the year. When considering candidates for the Board, the Governance & Nominating Committee considers all nominee recommendations, including those from shareholders, in the same manner. If any materials are provided by a shareholder in connection with the nomination of a director candidate, the materials are provided to the Governance & Nominating Committee. The Governance & Nominating Committee also reviews materials provided by professional search firms or other parties.
NextEra Energy’s Corporate Governance Principles & Guidelines (the “Governance Guidelines”) provide that, in identifying nominees for director, the Company seeks to achieve a mix of directors representing a diversity of skills, experience, background and capability. In the Board’s annual self-evaluation, it reviews the criteria for skills, experience and background reflected in the Board’s membership and also reviews the Board’s process for identification, consideration, recruitment and nomination of prospective Board members.
Geoffrey S. Martha is a nominee for election to the Board this year who currently serves on the Board and previously has not been elected by the Company’s shareholders. Mr. Martha was identified by the recruiting efforts of management and the Governance & Nominating Committee members. Mr. Martha was interviewed by each of the members of the Governance & Nominating Committee and by Mr. Ketchum. The Governance & Nominating Committee evaluated Mr. Martha’s qualifications, experience and background based on the criteria outlined in the Governance Guidelines. The Governance & Nominating Committee took special note that, as the current CEO of a global healthcare technology company, Mr. Martha would bring valuable expertise in finance and business, along with leadership and specialized expertise in capital markets, global business, technology and manufacturing. Following evaluation by the Governance & Nominating Committee, Mr. Martha was interviewed by the other members of the Board and was appointed to the Board in July 2024.
Director resignation policy
Under the NextEra Energy, Inc. Amended and Restated Bylaws (the “Bylaws”), in an uncontested election, directors are elected by a majority of the votes cast. The Board has adopted a Policy on Failure of Nominee Director(s) to Receive a Majority Vote in an Uncontested Election (“Director Resignation Policy”), the effect of which is to require that, in any uncontested director election, any incumbent director who is not elected by the required vote must offer to resign and the Board will determine whether or not to accept the resignation within 90 days of the certification of the shareholder vote. The Company will report the action taken by the Board under the Director Resignation Policy in a publicly available forum or document. The Bylaws provide that, in a contested election, director nominees are elected by a plurality of the votes cast.
Director qualifications
The Governance Guidelines and the Governance & Nominating Committee Charter identify Board membership qualifications, including experience, skills and attributes, that are considered by the Governance & Nominating Committee in recommending non-employee nominees for Board membership. In addition to the membership qualifications identified in the Governance Guidelines, no person will be considered for Board membership who is an employee or director of a business in significant competition with the Company or of a major or potentially major customer, supplier, contractor, counselor or consultant of the Company, or an executive officer of a business where a Company employee-director serves on the board of such other business.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 9

Business of the Annual Meeting
The chart below provides a summary of the collective competencies of the current Board and explains why these are important:
DIRECTOR QUALIFICATIONS	COMPETENCIES AND RELEVANCE TO NEXTERA ENERGY	BOARD COMPOSITION
Individuals who have served as a public company CEO
PUBLIC COMPANY CEO EXPERIENCE
Experience serving as a CEO provides unique perspectives to help the Board independently oversee NextEra Energy’s CEO and management. Having this experience also increases the Board’s understanding and appreciation of the many facets of running a public company, including strategic planning, financial reporting, compliance and risk oversight.

Demonstrated expertise in managing large, relatively complex organizations, such as leadership roles of a significant company or organization
STRATEGY EXPERTISE
Our Company operates in a quickly changing industry with new developing technologies. Having experience in developing and implementing strategic plans helps enable the Board to oversee and pivot in rapidly changing environments.

OPERATIONS MANAGEMENT AND LEADERSHIP
Our Company has a strong focus on cost and customer value, as well as innovation. Having experience with operations assists the Board in understanding the issues that the Company faces in achieving its industry-leading operating and maintenance (“O&M”) initiatives and reducing costs.

MERGERS & ACQUISITIONS EXPERIENCE
Our Company from time to time acquires and disposes of businesses and assets. An understanding of mergers & acquisitions helps the Board evaluate any future transactions and any associated opportunities and risks.

Experience leading a utility, energy company or other highly regulated organization, such as CEO or other leadership position
UTILITY/REGULATED INDUSTRY LEADERSHIP
As a company in a highly regulated industry, experience in the utility industry or another regulated industry assists the Board in understanding the regulatory issues that the Company faces.

ENERGY INDUSTRY LEADERSHIP
It is important that the Board understand the energy industry and the complete energy industry value chain. Energy industry leadership assists the Board in understanding all aspects of the ongoing energy transition.

Financial or other risk management expertise
FINANCIAL
Our Company’s business involves complex financial management, capital allocation and reporting issues. An understanding of finance and financial reporting is valuable in order to promote effective capital allocation and robust controls and oversight of accurate financial reporting.

RISK MANAGEMENT
The scale, scope and complexity of our Company’s business raises a variety of interdependent risks. Experience in effectively identifying, prioritizing and managing a broad spectrum of risks can help the Board appreciate, anticipate and oversee the Company in managing the risks that face its various businesses.

10 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business of the Annual Meeting
DIRECTOR QUALIFICATIONS	COMPETENCIES AND RELEVANCE TO NEXTERA ENERGY	BOARD COMPOSITION
Experience serving in senior customer facing roles or in industries where customer service is strategically important
MARKETING, SALES AND CUSTOMER SERVICE EXPERIENCE
FPL services over six million customer accounts in the state of Florida. NextEra Energy Resources also has a number of customer and consumer facing businesses serving thousands of customers. Experience in marketing, sales and customer service helps the Board oversee FPL’s best-in-class customer value proposition and NextEra Energy Resources’ growing consumer facing businesses.

Experience in managing engineering and construction projects
ENGINEERING AND CONSTRUCTION LEADERSHIP
In 2024, the Company invested approximately $25 billion in energy infrastructure and NextEra Energy Resources commissioned approximately 6,000 MW of renewable energy projects. Board experience in engineering and construction leadership assists the Board in its oversight of our large-scale capital investments and on our timely and on-budget capital project execution.

Experience with information technology and cybersecurity
INFORMATION TECHNOLOGY LEADERSHIP
Oversight of the protection of customer information and cybersecurity is critical to providing reliable electric service at both FPL and NextEra Energy Resources. Board experience in information technology leadership assists the Board in its oversight of our cybersecurity programs.

Experience overseeing or managing environmental practices, with an understanding of policy, risks, regulations and compliance obligations
ENVIRONMENTAL
Our Board, led by our chairman, prioritizes governance of sustainability-related risks and opportunities. During each Board meeting, we review our performance, assess key risks and discuss business objectives. We also have an annual session dedicated to evaluating and validating our overall management strategy. The Board’s oversight of sustainability, which is exercised through the Board’s committees and in particular using a framework led by its Governance & Nominating Committee, includes discussions of physical environmental risks, such as hurricanes, emissions-related government policies, incentives and regulations, emissions-reduction initiatives, renewable energy trends and business plans, and emerging energy technologies, among other matters.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 11

Business of the Annual Meeting
The Board views itself as a cohesive whole consisting of members who together serve the interests of the Company and its shareholders. The Board is comprised of directors with a mix of backgrounds, knowledge and skills that the Board considers relevant and beneficial in fulfilling its oversight role. The chart below provides a summary of each current individual director’s most relevant experience and background:
	Arnaboldi	Camaren	Gursahaney	Hachigian	Henry	Ketchum	Lane	Martha	Porges	Stahlkopf	Stall	Wilson
Experience
Public Company CEO Experience
Financial Industry Experience & Leadership
Strategy Expertise
Operations Management & Leadership
International Experience
Utility / Regulated Industry Leadership
Political / Legislative Experience
Energy Industry Leadership
Engineering & Construction Industry Experience
Nuclear Operations Leadership
Risk Management Leadership
Mergers & Acquisitions Experience
Information Technology / Cyber Experience
Investor Relations Management
Marketing / Sales / Customer Service Experience & Leadership
New Business Development/Development
Human Resources Development
Trading/Derivatives
Environmental
Board Composition
Female
Male
Asian/Indian
Black/African American
Hispanic/Latino
White/Caucasian
12 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business of the Annual Meeting
Director profile and Board composition
The charts below reflect the composition of the current Board members.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 13

Business of the Annual Meeting
Director nominee biographies
NICOLE S. ARNABOLDI	Age 66	Independent director since 2022
Board Committees » Audit » Finance & Investment Public Company Boards » Manulife Financial Corporation (since 2020)
Career Highlights
Ms. Arnaboldi has been a partner at Oak Hill Capital Management, a private equity firm, since 2021. She was previously the vice chairman of Credit Suisse Asset Management and a managing director of Credit Suisse Securities Corp. from 2000 to 2019. Prior to her roles at Credit Suisse, a global investment bank and financial services firm, Ms. Arnaboldi served as a managing director of its predecessor, Donaldson Lufkin and Jenrette, in the firm’s venture capital group from 1985 to 1992 and then in its private equity group, where she became a managing director in 1996.

Qualifications
Ms. Arnaboldi has over 35 years of leadership experience in financial services and private equity, including her service as vice chairman of Credit Suisse Asset Management and as a partner of Oak Hill Capital Management. She has a wealth of finance and business expertise, along with a proven track record as an experienced leader and strategist in investment banking and private equity for more than three decades. Ms. Arnaboldi holds a law degree from Harvard Law School, a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree from Harvard College.

JAMES L. CAMAREN	Age 70	Independent director since 2002
Board Committees » Compensation » Finance & Investment
Career Highlights
Mr. Camaren is a private investor. Until May 2006, he was chairman and CEO of Utilities, Inc. which was one of the largest investor-owned water utilities in the United States until March 2002 when it was acquired by Nuon, a Dutch company, which subsequently sold Utilities, Inc. in April 2006. He joined Utilities, Inc. in 1987 and served successively as vice president of business development, executive vice president, and vice chairman, becoming chairman and CEO in 1996.

Qualifications
Mr. Camaren has 19 years of leadership experience with a large, regulated investor-owned utility. During the years he served as chairman and CEO, the utility had customer growth at a rate that exceeded the industry average and acquired and integrated over 40 utilities. In addition, Mr. Camaren has experience in managing capital expenditures, environmental compliance, regulatory affairs and investor relations.

14 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business of the Annual Meeting
NAREN K. GURSAHANEY	Age 63	Independent director since 2014
Board Committees » Audit (Chair) » Executive » Governance & Nominating
Career Highlights
Mr. Gursahaney is retired. He served as the president and CEO, and a member of the board of directors, of The ADT Corporation (“ADT”), a provider of security systems and services, from September 2012 until its acquisition by affiliated funds of Apollo Global Management LLC in May 2016. Prior to ADT’s separation from Tyco International Ltd. (“Tyco”) in September 2012, Mr. Gursahaney served as president of Tyco’s ADT North American Residential business segment and was the president of Tyco Security Solutions, then a provider of electronic security to residential, commercial, industrial and governmental customers and the largest operating segment of Tyco. Mr. Gursahaney joined Tyco in 2003 as senior vice president of operational excellence. He then served as president of Tyco Engineered Products and Services and president of Tyco Flow Control. Prior to joining Tyco, Mr. Gursahaney was president and CEO of GE Medical Systems Asia, where he was responsible for the company’s sales and services business in the Asia-Pacific region. During his 10-year career with GE, Mr. Gursahaney held senior leadership roles in services, marketing and information management.

Qualifications
Mr. Gursahaney has extensive operations, strategic planning and leadership experience in global manufacturing and services businesses serving residential, commercial, industrial and governmental customers gained as the CEO of a public company providing security systems and service. He also has extensive global operations, information technology and service experience gained as the president and CEO of the Asia-Pacific division of a medical diagnostic and imaging manufacturer. He has an MBA from the University of Virginia and a Bachelor of Science degree in mechanical engineering from Pennsylvania State University.

KIRK S. HACHIGIAN	Age 65	Independent director since 2013

Board Committees
»
Compensation (Chair)
»
Executive
»
Governance & Nominating
Public Company Boards
»
Allegion plc (since 2013: expected retirement in June 2025)
»
PACCAR, Inc. (since 2008)
»
L3 Harris Technologies, Inc. (since 2023)

Career Highlights
Mr. Hachigian is retired. He served as chairman of the board of JELD-WEN Holding, Inc., a manufacturer of windows and doors, from February 2014 until May 2018. He also served as CEO of JELD-WEN Holding, Inc. from April 2014 until December 2016. He served as chairman, president and CEO of Cooper Industries plc (“Cooper”), a publicly held electrical equipment and tool manufacturer, until Cooper’s acquisition by Eaton Corporation plc in November 2012. He was named chairman of Cooper in 2006, CEO in 2005 and president in 2004.

Qualifications
Mr. Hachigian has extensive leadership, operations and strategic planning experience gained through his prior service as the chairman, CEO and president of a global, publicly held manufacturer of electrical equipment and tools. He also has international leadership and operations experience gained through his prior service as the president and CEO of the Asia-Pacific operations of a lighting products manufacturer and in key management positions in Singapore and Mexico. In addition, Mr. Hachigian has financial and risk oversight experience developed through his prior service on the audit committee of another public company and as a prior member of the board of the Houston branch of the Federal Reserve Bank of Dallas. He has an MBA in finance from the Wharton School of Business and a Bachelor of Science degree in engineering from the University of California (Berkeley).

NEXTERA ENERGY 2025 PROXY STATEMENT ● 15

Business of the Annual Meeting
MARIA G. HENRY	Age 58	Independent director since 2023
Board Committees » Audit » Finance & Investment Public Company Boards » General Mills, Inc. (since 2016) » NIKE, Inc. (since May 2023)
Career Highlights
Ms. Henry was chief financial officer of Kimberly-Clark Corporation, a global manufacturer of a wide range of products using advanced technologies in fibers, nonwovens and absorbency, from April 2015 through April 2022, and served as executive vice president and senior advisor of Kimberly-Clark Corporation from April 2022 until her retirement in September 2022. Prior to Kimberly-Clark, Ms. Henry was executive vice president and chief financial officer of the Hillshire Brands Company, formerly known as Sara Lee Corporation, from 2012 to 2014. She was the chief financial officer of Sara Lee’s North American Retail and Foodservice business from 2011 to 2012. Prior to Sara Lee, Ms. Henry held various senior leadership positions in finance and strategy in three portfolio companies of Clayton, Dubilier & Rice, most recently as executive vice president and chief financial officer of Culligan International. She also held senior finance roles in several technology companies and began her career at General Electric.

Qualifications
Ms. Henry has extensive leadership experience in finance and strategy for large global public, private equity controlled, and smaller entrepreneurial companies across consumer, technology, manufacturing and distribution industries. She has had oversight responsibility for finance, treasury, investor relations, strategy, real estate and accounting. She also has experience overseeing information technology and risk, including cyber risk. Ms. Henry currently serves on the boards of directors of NIKE, Inc. and General Mills, Inc. She holds a Bachelor of Science degree in finance from the University of Maryland.

JOHN W. KETCHUM	Age 54	Director since 2022
Board Committees » Executive (Chair) » Nuclear Public Company Boards » XPLR Infrastructure, LP (since 2017)
Career Highlights
Mr. Ketchum has been president and chief executive officer and a director of NextEra Energy since March 2022 and chairman of the Board since July 2022. He has also served as chairman of NextEra Energy’s subsidiary, Florida Power & Light Company (which has no publicly traded stock), since February 2023. Prior to his succession to the role of chief executive officer, he served as president and chief executive officer of NextEra Energy Resources, the Company’s leading wholesale power generator in the U.S. Mr. Ketchum joined NextEra Energy in 2002 and has a diverse business, finance and legal background with a broad range of experiences across key executive roles and NextEra Energy, NextEra Energy Resources and XPLR. Mr. Ketchum is chairman of the board of XPLR, which is a limited partnership that has an ownership interest in an energy infrastructure portfolio with long-term, stable cash flows (in which the Company owns an underlying 52.5% interest).

Qualifications
Mr. Ketchum has a diverse business, finance and legal background with a broad range of experiences gained through his key executive roles at NextEra Energy, NextEra Energy Resources and XPLR. During his 22 years with NextEra Energy, Mr. Ketchum has led the execution of various strategic initiatives across the enterprise and has been instrumental in the expansion of the Company’s renewable generation fleet. While CEO of NextEra Energy Resources, Mr. Ketchum oversaw the largest three-year capital investment program in NextEra Energy Resources’ history, as well its most successful period of new renewables origination, leading to a near doubling of the size of the renewables backlog during this period. In addition, he oversaw a nearly $5 billion, three-year capital recycling program, the largest in NextEra Energy Resources’ history. Mr. Ketchum holds a Master of Laws degree in taxation and a Juris Doctor from the University of Missouri — Kansas City School of Law. Mr. Ketchum holds a Bachelor of Arts degree in economics and finance from the University of Arizona. He also completed the Emerging CFO — Strategic Financial Leadership Program at Stanford University.

16 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business of the Annual Meeting
AMY B. LANE	Age 72	Independent director since 2015
Board Committees » Compensation » Executive » Governance & Nominating (Chair) Public Company Boards » FedEx Corp. (since 2022) » The TJX Companies, Inc. (since 2005)
Career Highlights
Ms. Lane retired in 2002 as managing director and group leader of the global Retailing Investment Banking Group of Merrill Lynch & Co., Inc. (“Merrill Lynch”), an investment banking firm. Prior to joining Merrill Lynch in 1997, she was a managing director at Salomon Brothers, Inc. (“Salomon Brothers”), an investment banking firm, where she founded and led the retail industry investment banking unit, having joined Salomon Brothers in 1989.

Qualifications
Ms. Lane has 26 years of leadership experience with financial services, capital markets, finance and accounting, capital structure, and acquisitions and divestitures in the financial services industry, as well as extensive experience in management, leadership and strategy. In her role with Merrill Lynch, she led and worked on mergers and acquisitions and equity and debt transactions for a wide range of major retailers. Prior to joining Merrill Lynch, she was a managing director at Salomon Brothers, which she joined in 1989 and where she founded and led the retail industry investment banking unit. Ms. Lane has an MBA from the Wharton School of Business.

Geoffrey S. Martha	Age 55	Independent director since 2024
Board Committees » Finance & Investment Public Company Boards » Medtronic plc (since 2020)
Career Highlights
Mr. Martha is chairman and chief executive officer of Medtronic plc, a global healthcare technology company (“Medtronic”). He served as Medtronic’s president from 2019-2020. Previously, Mr. Martha served as executive vice president and president of the Restorative Therapies Group, a role he held from 2015 to 2019. He joined Medtronic in 2011 as senior vice president, strategy and business development. Prior to Medtronic, he served as managing director of business development at GE Healthcare from 2007 to 2011; general manager for GE Capital Technology Finance Services from 2003 to 2007; senior vice president of business development for GE Capital Vendor Financial Services from 2002 to 2003; general manager for GE Capital Colonial Pacific Leasing from 2001 to 2002; and vice president of business development for Potomac Federal, the GE Capital federal financing investment bank, from 1998 to 2001.

Qualifications
Mr. Martha has extensive leadership experience in the healthcare technology and financial services industries. Mr. Martha has comprehensive experience leading strategic initiatives in commercial finance, business development, portfolio management and mergers and acquisitions. He holds a Bachelor of Science degree in finance from Pennsylvania State University, graduating with highest honors.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 17

Business of the Annual Meeting
DAVID L. PORGES	Age 67	Independent director since 2020
Board Committees » Executive » Finance & Investment (Chair) » Governance & Nominating
Career Highlights
Mr. Porges is retired. He was a non-employee member of the board of directors of Equitrans Midstream Corporation (“Equitrans”) from November 2018 through December 2019 and was the chairman of the board of Equitrans from November 2018 to July 2019. He joined EQT Corporation (“EQT”) in 1998 as senior vice president and chief financial officer and served as EQT’s CEO from April 2010 to April 2011 and as CEO and chairman from April 2011 to February 2017. From February 2017 to March 2018, Mr. Porges served as EQT’s executive chairman and as chairman and interim CEO from March 2018 to November 2018.

Qualifications
Mr. Porges has more than 20 years of leadership, finance, operations and mergers and acquisitions experience gained through his prior service as CEO and chairman of a publicly held energy industry company, as well as his prior service as the chief financial officer of that energy company. Mr. Porges also has experience with capital markets, finance and mergers and acquisitions gained through his prior service with an investment bank concentrating on the energy industry. Mr. Porges has an MBA from Stanford University.

DEBORAH L. “DEV” STAHLKOPF	Age 55	Independent director since 2023
Board Committees » Audit » Compensation
Career Highlights
Ms. Stahlkopf joined Cisco Systems, Inc. (“Cisco”), a global technology company, in August 2021 as executive vice president and chief legal officer. Prior to joining Cisco, she held several senior roles at Microsoft Corporation (“Microsoft”) over the course of 14 years, including corporate vice president, general counsel and corporate secretary, corporate, external and legal affairs from April 2018 to July 2021, vice president and deputy general counsel from December 2015 to April 2018 and associate general counsel from December 2010 to December 2015. Prior to joining Microsoft, she practiced law in the Seattle area at Perkins Coie, specializing in employment and labor law and at Cooley Godward, LLP, focusing on corporate and technology transactions.

Qualifications
Ms. Stahlkopf has extensive experience in legal strategy, including key issues including intellectual property, privacy and security, internet governance, cross-border data issues, geopolitical matters, and public policy priorities. She also has extensive experience in labor and employment law. She received her law degree from the University of Arizona, a Master of Arts degree in Philosophy from Duke University and a Bachelor of Arts degree in English and philosophy from the University of Washington.

JOHN A. STALL	Age 70	Independent director since 2022
Board Committees » Finance & Investment » Nuclear (Chair)
Career Highlights
Mr. Stall retired from NextEra Energy in 2010, where he served in numerous nuclear leadership roles. He served as president of NextEra Energy’s nuclear division from 2009 to 2010, as senior vice president and chief nuclear officer from 2001 to 2009, as vice president, nuclear engineering from 2000 to 2001 and vice president of NextEra Energy’s St. Lucie nuclear generating station from 1996 to 2000. He also served in leadership roles at Dominion Energy, Inc.’s North Anna nuclear generating station from 1977 until 1996.

Qualifications
Mr. Stall has substantial nuclear expertise, operations and engineering experience and leadership experience. He has over 40 years of experience in nuclear generation through his career at both Dominion Energy, Inc. and NextEra Energy. He previously held a senior reactor operator license issued by the Nuclear Regulatory Commission and is a previously licensed professional engineer in the Commonwealth of Virginia. He served as the chair of an independent nuclear safety advisory committee for a publicly-traded electric utility that operates multiple nuclear generating units. He served as a member of the Institute of Nuclear Power Operations National Academy of Nuclear Training Accrediting Board from 2008 to 2019. Mr. Stall graduated from the University of Florida and holds a Bachelor of Science degree in nuclear engineering. He received his MBA from Virginia Commonwealth University.

18 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business of the Annual Meeting
DARRYL L. WILSON	Age 61	Independent director since 2018
Board Committees » Audit » Compensation Public Company Boards » Eaton Corporation plc (since 2021) » Primerica, Inc. (since 2024) » Solventum Corp. (since 2024)
Career Highlights
Mr. Wilson was vice president, commercial of GE Power, a business of GE, from June 2017 until his retirement in December 2017. From January 2016 to June 2017, he was vice president & chief commercial officer of GE Energy Connections and, from January 2013 to January 2016, he was vice president & chief commercial officer of GE Distributed Power. From July 2008 to January 2013, he was president & CEO of GE Aeroderivative Products. Prior roles also include president & CEO of GE Consumer Products, Europe Middle-east, Africa and India, based in Budapest, Hungary and London, England. He also served as president & CEO of GE Consumer and Industrial, Asia-Pacific and India based in Shanghai, China. Additionally, Mr. Wilson spent 6 years in progressive executive leader roles with British Petroleum — North America in business operations and regional fuel and lubricant distribution management positions.

Qualifications
Mr. Wilson has extensive leadership and international experience in business operations, commercial management, global manufacturing, mergers and acquisitions and services as a result of his senior leadership roles for a global manufacturer and service provider of power generation, power electronics, distribution, motors, power management, appliances and lighting products. Mr. Wilson has finance and financial markets experience as former chairman of the board of directors, Houston Branch —  Dallas Federal Reserve Bank and serving on the audit and investment committees on other public and non-profit boards. Mr. Wilson received an MBA in Marketing from Indiana University and a Bachelor of Arts degree in business administration from Baldwin Wallace College.

Unless you specify otherwise in your voting instructions, your proxy will be voted FOR election of each of the nominees.
The Board unanimously recommends a vote FOR the election of all nominees.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 19

Business of the Annual Meeting
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS NEXTERA ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025
The Audit Committee appoints the Company’s independent registered public accounting firm. It has appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent registered public accounting firm for the fiscal year ending December 31, 2025 to audit the accounts of the Company and its subsidiaries, as well as to provide its opinion on the effectiveness of the Company’s internal controls over financial reporting. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee reviewed and considered:
»
Whether retaining Deloitte & Touche is in the best interests of the Company and its shareholders.
»
The professional qualifications of Deloitte & Touche and the lead audit and other senior engagement partners.
»
The historic and current audit quality of service of Deloitte & Touche and the lead audit and other senior engagement partners, including the candidness of the communications and interactions with the Audit Committee, as well as their independent judgment and professional integrity and objectivity.

»
Deloitte & Touche’s capabilities and expertise in handling the breadth and complexity of the Company’s operations and businesses, accounting policies and internal controls over financial reporting, including Deloitte & Touche’s use of technology, specialists and subject matter experts and the sharing of industry insights, trends and emerging practices.

»
Deloitte & Touche’s tenure as independent auditor, including the benefits of its institutional knowledge of the Company and its history and familiarity with the Company’s businesses, which enhances Deloitte & Touche’s audit efficiency and effectiveness and provides cost efficiencies.

»
The potential challenges, impact and advisability of selecting a different independent auditor, including the time and expense of transitioning to a new independent auditor.

»
Deloitte & Touche’s independence from the Company, noting that (i) Deloitte & Touche does not provide any non-audit services to the Company other than those deemed permissible, as described under “Independent Auditor Fees,” and (ii) both the Company and Deloitte & Touche have controls and policies in place, including related to the applicable auditor independence rules and the mandatory rotation of the lead audit and other senior engagement partners, which helps ensure the continued independence and fresh perspectives of Deloitte & Touche.

»
Deloitte & Touche’s succession planning for rotation of key engagement partners.
»
The appropriateness of Deloitte & Touche’s fees relative to both audit quality and efficiency.
»
External data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on Deloitte & Touche and peer companies.

Although ratification of the Audit Committee’s appointment of Deloitte & Touche as independent public accounting firm for 2025 is not required, the Board is submitting the selection of Deloitte & Touche to shareholders as a matter of good corporate practice. If shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee, although the Audit Committee may nonetheless decide to continue the retention of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2025. Even if the appointment is ratified, the Audit Committee in its discretion may terminate the service of Deloitte & Touche at any time during the year if it determines that the appointment of a different independent registered public accounting firm would be in the best interests of NextEra Energy and its shareholders. Additional information on audit-related matters may be found on page 33 of this proxy statement.
Representatives of Deloitte & Touche are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders at the meeting.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR ratification of appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2025.
The Board unanimously recommends a vote FOR ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2025.
20 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Business of the Annual Meeting
PROPOSAL 3: APPROVAL, BY NON-BINDING ADVISORY VOTE, OF NEXTERA ENERGY’S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT
The Company is asking shareholders to cast an advisory vote on the compensation of the Company’s named executive officers (“NEOs”), which is commonly called a “say-on-pay” vote, pursuant to section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although this vote is not binding, it will provide information to the Compensation Committee regarding investor sentiment about the Company’s executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when making future determinations regarding NEO compensation. The Company plans to give shareholders the opportunity to cast an advisory vote on this matter annually. Following the vote on this proposal, the next opportunity will occur in connection with the Company’s 2026 annual meeting.
The Company asks shareholders to approve this proposal by approving the following non-binding resolution:
“RESOLVED, that the shareholders of NextEra Energy, Inc. approve, on an advisory basis, the compensation paid to the Company’s NEOs, as disclosed in this proxy statement for the 2025 annual meeting of shareholders, including the Compensation Discussion & Analysis section, the compensation tables and the accompanying narrative discussion, pursuant to the compensation disclosure rules of the Securities and Exchange Commission (Item 402 of Regulation S-K).”
The fundamental objective of NextEra Energy’s executive compensation program is to motivate and reward actions that will increase shareholder value, particularly over the longer term. The Compensation Committee believes the Company’s executive compensation program reflects a strong pay-for-performance philosophy and is well-aligned with the short-term and long-term interests of shareholders and other important Company stakeholders, including customers and employees. A significant portion of each NEO’s total compensation opportunity is performance-based and carries both upside and downside potential.
The Executive Compensation section of this proxy statement, beginning on page 35, provides a detailed discussion of the Company’s compensation program for its NEOs. As an illustration of the success of our compensation program in incentivizing operational excellence and providing long-term value for shareholders, the chart below compares the Company’s TSR for the 10-year period ended December 31, 2024 to the TSRs of the S&P 500 Electric Utilities Index, the S&P 500 Utilities Index, the UTY and the S&P 500. NextEra Energy outperformed all of these indices over the period shown.
NEXTERA ENERGY TOTAL SHAREHOLDER RETURN THROUGH 12/31/2024 VS. VARIOUS INDICES(1)
NEXTERA ENERGY VS. INDICES	10-YEAR TSR
NextEra Energy	248%
S&P 500 Electric Utilities Index, total return	132%
S&P 500 Utilities Index, total return	125%
UTY, total return	119%
S&P 500, total return	243%

(1)
Source: FactSet Research Systems Inc.

Unless you specify otherwise in your voting instructions, your proxy will be voted FOR approval, by non-binding advisory vote, of NextEra Energy’s compensation of its NEOs as disclosed in this proxy statement.
The Board unanimously recommends a vote FOR approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers, as disclosed in this proxy statement.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 21

Information About NextEra Energy and Management
THE COMPANY’S SECURITIES TRADING POLICY
The Board has adopted the NextEra Energy, Inc. Securities Trading Policy (the “Trading Policy”), which specifies policies and procedures that govern the purchase, sale, and other dispositions of the Company’s securities by directors, officers and employees that are designed to promote compliance with insider trading laws, rules and regulations, and New York Stock Exchange listing standards. By prohibiting all Company personnel from engaging in prohibited transactions in Company securities for their own account or for the account of any other person or entity, including the Company, the Trading Policy is also designed to promote insider trading compliance by the Company.
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the beneficial ownership of NextEra Energy common stock by the only persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock based on shares outstanding as of March 25, 2025.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	206,984,080	10.1%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	151,490,645	7.4%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	116,304,947	5.75%

(1)
This information has been derived from a statement on Schedule 13G/A of The Vanguard Group, filed with the Securities and Exchange Commission (“SEC”) on February 7, 2025. The Vanguard Group, an investment adviser, reported that, as of January 31, 2025, it had sole dispositive power with respect to 196,700,056 shares reported as beneficially owned, shared dispositive power with respect to 10,284,024 shares reported as beneficially owned, shared voting power as to 3,305,941 shares reported as beneficially owned and no shares with sole voting power.

(2)
This information has been derived from a statement on Schedule 13G/A of BlackRock, Inc., filed with the SEC on February 13, 2024. As of December 31, 2023, BlackRock, Inc., a parent holding company, reported that it had sole dispositive power with respect to all of the shares reported as beneficially owned and sole voting power as to 138,638,766 of such shares and no shares with shared voting or dispositive power.

(3)
This information has been derived from a statement on Schedule 13G/A of State Street Corporation, filed with the SEC on January 29, 2024. As of December 31, 2023, State Street Corporation, a parent holding company, reported that it had shared dispositive power with respect to 116,003,650 shares reported as beneficially owned, shared voting power with respect to 76,368,218 shares reported as beneficially owned and no sole voting or dispositive power.

22 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Information About NextEra Energy and Management
The table below shows the number of shares of NextEra Energy common stock beneficially owned as of March 25, 2025 by each of NextEra Energy’s directors and NEOs and by all directors, director nominees and executive officers as a group. As of March 25, 2025, all directors, director nominees and executive officers as a group beneficially owned less than 1% of NextEra Energy common stock. No shares are pledged as security.
	COMMON STOCK BENEFICIALLY OWNED
NAME	SHARES OWNED(1)	SHARES WHICH MAY BE ACQUIRED WITHIN 60 DAYS(2)	TOTAL SHARES BENEFICIALLY OWNED(3)	PHANTOM/ DEFERRED SHARES(4)
Nicole S. Arnaboldi	8,501	—	8,501	14,797
Brian W. Bolster	41,091	—	41,091	272
James L. Camaren	164,320	—	164,320	33,440
Terrell Kirk Crews II	59,111	87,726	146,837	5,546
Naren K. Gursahaney	25,392	—	25,392	21,351
Kirk S. Hachigian	96,225	—	96,225	—
Maria G. Henry	6,930	—	6,930	—
John W. Ketchum	317,124	961,184	1,278,308	28,121
Rebecca J. Kujawa	204,136	374,126	578,262	9,071
Amy B. Lane	24,752	—	24,752	26,393
Geoffrey S. Martha	3,870	—	3,870	—
Armando Pimentel, Jr.	173,110	541,552	714,662	2,226
David L. Porges	43,527	—	43,527	14,258
Charles E. Sieving	230,807	245,211	476,018	34,382
Dev Stahlkopf	7,490	—	7,490	—
John A. Stall	16,534	—	16,534	—
Darryl L. Wilson	21,037	—	21,037	1,029
All directors, director nominees and executive officers as a group (23 persons)	1,700,439	2,461,109	4,161,548	205,314

(1)
Includes shares of restricted stock (performance-based for executive officers) for Messrs. Ketchum 10,428, Bolster 37,554, Pimentel 38,670, Sieving 10,670 and Crews 8,055, Mrs. Kujawa 27,585 and Mr. Camaren 12,800, and a total of 228,797 shares of restricted stock for all directors and executive officers as a group. The holders of such shares of restricted stock have voting power, but not dispositive power.

(2)
Includes, for executive officers, shares which may be acquired as of or within 60 days after March 25, 2025, upon the exercise of stock options and, for directors, shares payable under the Company’s Deferred Compensation Plan, amended and restated effective January 1, 2003 (the “Frozen Deferred Compensation Plan”) or the NextEra Energy, Inc. Deferred Compensation Plan effective January 1, 2005, as amended and restated through February 11, 2016, as amended (the “Successor Deferred Compensation Plan”), the receipt of which has been deferred until the first day of the month after termination of service as a Board member. The Frozen Deferred Compensation Plan and the Successor Deferred Compensation Plan are collectively referred to as the “Deferred Compensation Plan.”

(3)
Represents the total number of shares listed under the columns “Shares Owned” and “Shares Which May Be Acquired Within 60 Days.” Under SEC rules, beneficial ownership as of any date includes any shares as to which a person, directly or indirectly, has or shares voting power or dispositive power and also any shares as to which a person has the right to acquire such voting or dispositive power as of or within 60 days after such date through the exercise of any stock option or other right.

(4)
Includes phantom shares under the FPL Group, Inc. Supplemental Executive Retirement Plan, amended and restated effective April 1, 1997 (the “Frozen SERP”), and the NextEra Energy, Inc. (f/k/a FPL Group, Inc.) Supplemental Executive Retirement Plan, amended and restated effective January 1, 2005 (the “Restated SERP”). The Frozen SERP and the Restated SERP are collectively referred to as the “SERP.”

NEXTERA ENERGY 2025 PROXY STATEMENT ● 23

Corporate Governance and Board Matters
LETTER FROM THE LEAD DIRECTOR
Dear fellow Shareholders,
As the new Lead Director of NextEra Energy, I am proud to represent and serve our independent Directors with our Chairman and CEO John Ketchum.
NextEra Energy is one of the largest electric power and energy infrastructure companies in North America. Our proven track record of delivering strong financial and operational performance begins with our foundation of sound corporate governance and oversight. Our Board follows a rigorous and regularly reviewed set of policies, and its committees are led by talented committee chairs. Each director brings a unique background, a broad range of skills and specialized experience. Together, the Board has brought diverse perspectives to management in leading NextEra Energy to successful results and delivering long-term value for shareholders and other stakeholders alike.
One of our annual initiatives is the shareholder outreach program, which has included participation by our Lead Director beginning in 2023. We believe this engagement with the participation of our Lead Director strengthens our relationships with key decision-makers within institutional investors, and we are committed to continuing this valuable program. In response to shareholder feedback received during our most recent meetings, we implemented the following three important refinements to our corporate governance practices.

1. Board Matrix	2. Governance Disclosure	3. Cybersecurity and AI Oversight

We have expanded a detailed chart to easily assess the Board’s competencies, along with descriptions of how each competency relates to NextEra Energy’s business. We have also included infographics reflecting the director profile and Board composition.

We have updated information about our latest governance practices regarding director time commitments and Board oversight of environmental and social risks, and we plan to continue making improvements to enhance the efficacy of our communications with shareholders.
Our full Board maintains responsibility for oversight of cybersecurity risks and opportunities, while in 2025, the Audit Committee assumed responsibility for oversight of AI-related risks.
During our meetings, shareholders expressed support for our Board transparency, record of recent Board refreshment, ongoing director succession planning, focus on technology and direct participation in corporate risk mitigation assessments. Board structure and governance were recurring topics, with positive feedback on our efforts to communicate our initiatives with investors through our shareholder outreach program.
We are committed to maintaining strong stakeholder relationships and delivering long-term value by incorporating shareholder feedback into our business practices, and we believe our shareholder outreach program reflects that. Your input is vital to our continued success.
Thank you for your engagement with NextEra Energy during this exciting time for the Company’s continued growth trajectory.
Warm regards,
Amy B. Lane
24 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Corporate Governance and Board Matters
CORPORATE GOVERNANCE PRINCIPLES & GUIDELINES/CODE OF ETHICS
The Board has adopted the Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions and other policies for the Company’s governance. NextEra Energy has adopted a Code of Business Conduct & Ethics applicable to all representatives of NextEra Energy and its subsidiaries, including directors, officers and employees, as well as a Code of Ethics for Senior Executive and Financial Officers (“Senior Code”), which applies to certain senior executive officers. These documents are available on the Company’s website at www.investor.nexteraenergy.com/corporate-governance. Any amendments or waivers of the Senior Code will be disclosed at this website address.
In October 2024, the Board amended the Governance Guidelines to expressly address director time commitments. The Governance Guidelines provides in relevant part as follows:
“Serving on the Board requires significant time and attention. As a result, the Governance & Nominating Committee will annually review each Director’s various time commitments, including the Director’s primary occupation, service on public company boards and committee memberships, and leadership positions on such boards, as well as service with private company boards and non-profit organizations.”
AUDIT COMMITTEE CHARTER
In February 2025, the Audit Committee Charter was amended in order to assign risk oversight with respect to the Company’s use of AI to the Audit Committee. At least annually, the Audit Committee is responsible for discussing with management, the Company’s risk oversight with respect to AI as well as emerging AI developments.
GOVERNANCE & NOMINATING COMMITTEE CHARTER
In May 2024, the Governance & Nominating Committee Charter was amended to provide that the Governance & Nominating Committee will oversee material risks that are environmental or social in nature, monitor the Company’s sustainability efforts and initiatives, including matters relating to climate change, review the Company’s environmental, social and governance (“ESG”) framework, and evaluate ESG trends and developments as they relate to the Company’s business activities.
DIRECTOR INDEPENDENCE
The Board conducts an annual review regarding the independence from the Company’s management of each of its members and, in addition, assesses the independence of any new member at the time that the new member is considered for appointment or nomination for election to the Board. In assessing independence, the Board considers all relevant facts and circumstances and the standards established by the NYSE and also set forth or referred to in the Governance Guidelines. The NYSE standards and the Governance Guidelines require that NextEra Energy have a majority of independent directors and that the Board must affirmatively determine that each director has no material relationship with the Company in order to determine that the director is independent. Material relationships for this purpose may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
Based on its review, the Board determined that Nicole S. Arnaboldi, James L. Camaren, Naren K. Gursahaney, Kirk S. Hachigian, Maria G. Henry, Amy B. Lane, Geoffrey S. Martha, David L. Porges, Dev Stahlkopf, John A. Stall and Darryl L. Wilson, constituting all 11 non-employee directors, are independent under the NYSE standards and the Governance Guidelines.
In determining that Mr. Camaren is independent, the Board considered that a NextEra Energy subsidiary has employed Mr. Camaren’s son-in-law since 2021 in a non-executive business role, for total compensation in 2024 of approximately $215,000.
BOARD LEADERSHIP STRUCTURE
The Board believes that the decision as to who should serve as chairman and as CEO and whether the offices should be combined or separate is properly the responsibility of the Board to be exercised from time to time in appropriate consideration of the Company’s then-existing characteristics or circumstances. In view of the Company’s operating record, including its role as a national leader in renewable energy generation, and the operational and financial opportunities and challenges faced by the Company, the Board’s judgment is that the functioning of the Board is generally best
NEXTERA ENERGY 2025 PROXY STATEMENT ● 25

Corporate Governance and Board Matters
served by maintaining a structure of having one individual serve as both chairman and CEO. The Board believes that having a single person acting in the capacities of chairman and CEO promotes unified leadership and direction for the Board and executive management and allows for a single, clear focus for the chain of command to execute the Company’s strategic initiatives and business plans and to address its challenges. However, in certain circumstances, such as the transition from one CEO to another, the Board believes that it may be appropriate for the roles of the CEO and the chairman to be separated.
The Board has an independent Lead Director selected by and from the independent directors (with strong consideration given to present and past committee chairs). The Lead Director serves a two-year term commencing on the date of the Company’s annual meeting of shareholders. Unless the independent directors determine otherwise due to particular circumstances, no director will serve as the Lead Director for more than one two-year term on a consecutive basis. Amy B. Lane currently serves as the Lead Director, having been appointed initially in May 2024. While Ms. Lane has reached retirement age, the Governance & Nominating Committee recommended, and the Board unanimously approved, extending the retirement date for Ms. Lane and nominating her for election at the 2025 annual meeting. In reaching this decision, the Governance & Nominating Committee and the Board considered the high number of director retirements and new members of the Board who have joined in recent years, as well as the value for the Board in retaining Ms. Lane, who brings important experience and knowledge about the history and strategy of the Company. The Governance & Nominating Committee and the Board also considered Ms. Lane’s extensive financial, leadership and managerial skills, among other attributes. Furthermore, Ms. Lane has served the Company and the Board extremely well in the role of Lead Director and in other leadership roles on the Board.
The Lead Director has the following duties and authorities:
»
act, on a non-exclusive basis, as liaison between the independent directors and the chairman;
»
approve the Board agenda and information sent to the Board;
»
preside at Board meetings in the absence of the chairman and chair executive sessions of the non-management directors;
»
approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;
»
call executive sessions of the independent directors;
»
if requested by major shareholders, be available, when appropriate, for consultation and direct communication consistent with the Company’s policies regarding communications with shareholders;
»
communicate Board member feedback to the CEO; and
»
have such other duties as may from time to time be assigned by the Board.
The Board believes that having an independent Lead Director, regular Board and committee executive sessions, a substantial majority of independent directors and the corporate governance structures and processes described in this proxy statement allow the Board to maintain effective oversight of management.
26 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Corporate Governance and Board Matters
BOARD ROLE IN RISK OVERSIGHT
The Board discharges its risk oversight responsibilities primarily through its committees. The Board exercises its role in risk oversight in a variety of ways, including the following:
AUDIT COMMITTEE
»
Oversees the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and the Company’s accounting and financial reporting processes
»
Oversees compliance with legal and regulatory requirements
»
Discusses with management the Company’s policies with respect to risk assessment and risk management
»
Reviews and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures
»
Ensures that risks identified from time to time as major risks are reviewed by the Board or a Board committee
»
Discuss with management, at least annually, the Company’s risk oversight with respect to AI and emerging AI developments

FINANCE & INVESTMENT COMMITTEE
»
Reviews and monitors the Company’s financing plans
»
Reviews and makes recommendations regarding the Company’s dividend policy
»
Reviews risk management activities and exposures related to the Company’s energy trading and marketing operations
»
Reviews the Company’s major insurance lines
»
Oversees the risks associated with financing strategy, financial policies and the use of financial instruments, including derivatives

NUCLEAR COMMITTEE
»
Reviews the safety, reliability and quality of nuclear operations
»
Reviews reports issued by external oversight groups
»
Reviews the Company’s long-term strategies and plans related to its nuclear operations

COMPENSATION COMMITTEE
»
Oversees compensation-related risks, including annually reviewing management’s assessment of risks related to employee compensation programs
»
Oversees the compensation risk mitigation practices and controls that the Company has in place

GOVERNANCE & NOMINATING COMMITTEE
»
Oversees Board composition and refreshment
»
Annual review of political contributions and trade association memberships
»
Provides political engagement oversight
»
Makes recommendations to the Board on the business of the Annual Meeting of Shareholders
»
Oversees material environmental or social risks

In May 2024, Mr. Crews was appointed executive vice president, chief risk officer and together with other members of the Company’s senior management team, oversees the execution and monitoring of the Company’s risk management policies and procedures. NextEra Energy’s management maintains a number of risk oversight committees that assess operational and financial risks throughout the Company. NextEra Energy also has a Corporate Risk Management Committee, composed of senior executives, that assesses the Company’s strategic risks and the strategies employed to mitigate those risks. The Board committees discussed above meet periodically with the Company’s senior management team to review the Company’s risk management practices and key findings.
BOARD EVALUATIONS
Each year the Board engages in a self-evaluation process which is conducted by the Governance & Nominating Committee. Members of the Board are surveyed to assess the effectiveness of the Board’s membership and oversight processes and to solicit input from members of the Board for improvements to the Board’s functions. With the input of the Governance & Nominating Committee, recommendations from Board members are incorporated into Board processes
NEXTERA ENERGY 2025 PROXY STATEMENT ● 27

Corporate Governance and Board Matters
and Board agenda topics. This annual self-evaluation process ensures that the Board periodically considers improvements to Board processes and procedures.
DIRECTOR MEETINGS AND ATTENDANCE
The Board and its committees meet on a regular schedule and hold special meetings from time to time. Executive sessions of the independent directors are scheduled in the agenda for each regularly scheduled Board meeting. The Board met six times in 2024. Each current director attended 100% of the total number of Board meetings and meetings of the committees on which he or she served during 2024. Absent circumstances that cause a director to be unable to attend the Board meeting held in conjunction with the annual meeting of shareholders, Board members are required to attend the annual meeting of shareholders. All 11 then-current directors attended the 2024 annual meeting of shareholders.
BOARD COMMITTEES
The standing committees of the Board are:
The committees regularly report their activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Executive sessions are held after each regularly scheduled committee meeting (other than quarterly earnings review meetings of the Audit Committee) and are chaired by the committee chairs. Each of the committees operates under a charter approved by the Board and each committee (other than the Executive Committee) conducts an annual self-evaluation of its performance. Current copies of the committee charters are available on the Company’s website at www.investor.nexteraenergy.com/corporate-governance. The current membership and primary functions of the committees are described below.
AUDIT COMMITTEE	Meetings in 2024: 8
Members » Naren K. Gursahaney (Chair) » Nicole S. Arnaboldi » Maria G. Henry » Dev Stahlkopf » Darryl L. Wilson
Primary Responsibilities
»
Appoints the Company’s independent registered public accounting firm and approves all permitted services to be performed by the firm
»
Reviews the independent registered public accounting firm’s qualifications, performance and independence
»
Approves the engagement of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services
»
Assists the Board in overseeing the integrity of the Company’s financial statements and compliance with legal and regulatory requirements
»
Assists the Board in overseeing the performance of the Company’s internal audit function, the accounting and financial reporting processes of the Company and audits of the Company’s financial statements
»
 Establishes procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters

Qualifications
»
All members are independent and financially literate under applicable NYSE and SEC requirements
»
Mr. Gursahaney is an audit committee financial expert under the definition provided by the SEC

28 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Corporate Governance and Board Matters
COMPENSATION COMMITTEE	Meetings in 2024: 4
Members » Kirk S. Hachigian (Chair) » James L. Camaren » Amy B. Lane » Dev Stahlkopf » Darryl L. Wilson
Primary Responsibilities
»
Reviews and approves corporate goals and objectives relevant to the compensation of the CEO and the other executive officers
»
Evaluates the performance of the CEO in light of those goals and objectives, approves the compensation of the CEO and the other executive officers, approves any compensation-related agreements for the CEO and the other executive officers and makes recommendations to the Board with respect to the non-employee directors’ compensation
»
Oversees the preparation of the Compensation Discussion & Analysis section of this proxy statement and approves the Compensation Committee Report
»
Reviews the results of the Company’s shareholder advisory vote on the compensation of the NEOs, makes recommendations to the Board with respect to incentive compensation plans and other equity-based plans and administers the Company’s annual and long-term incentive plans and non-employee directors’ stock plan
»
Retains and assesses the independence of any outside compensation consultants engaged to assist in the evaluation of executive compensation

Qualifications » All members meet the NYSE standards for independence
GOVERNANCE & NOMINATING COMMITTEE	Meetings in 2024: 4
Members » Amy B. Lane (Chair) » Naren K. Gursahaney » Kirk S. Hachigian » David L. Porges
Primary Responsibilities
»
Reviews the size and composition of the Board, identifies and evaluates potential nominees for election to the Board and recommends candidates for all directorships to be elected by shareholders or appointed by the Board
»
Reviews the Governance Guidelines, the Related Person Transactions Policy and the content of the Code of Business Conduct & Ethics and the Senior Code and recommends any proposed changes to the Board
»
Oversees the evaluation of the Board
»
Makes recommendations to the Board regarding the business of the annual meeting of shareholders, as well as with respect to shareholder proposals that may be considered at the annual meeting
»
Annual review of political contributions and trade association memberships

Qualifications » All members meet the NYSE standards for independence
FINANCE & INVESTMENT COMMITTEE	Meetings in 2024: 9
Members » David L. Porges (Chair) » Nicole S. Arnaboldi » James L. Camaren » Maria G. Henry » Geoffrey S. Martha » John A. Stall
Primary Responsibilities
»
Reviews and monitors the Company’s financing plans
»
Reviews and makes recommendations to the Board regarding the Company’s dividend policy
»
Reviews the Company’s risk management activities and exposures related to its energy trading and marketing operations
»
Reviews certain proposed capital expenditures
»
Reviews the performance of the Company’s pension, nuclear decommissioning and other investment funds

Qualifications » All members meet the NYSE standards for independence
NEXTERA ENERGY 2025 PROXY STATEMENT ● 29

Corporate Governance and Board Matters
NUCLEAR COMMITTEE	Meetings in 2024: 4
Members » John A. Stall (Chair) » John W. Ketchum
Primary Responsibilities
»
Meets with senior members of the Company’s nuclear division
»
Reviews the operation of the Company’s nuclear division and makes reports and recommendations to the Board with respect to such matters
»
Reviews, among other matters, the safety, reliability and quality of the Company’s nuclear operations and the Company’s long-term strategies and plans for its nuclear operations

Qualifications » Mr. Stall meets the NYSE standards for independence
EXECUTIVE COMMITTEE	Meetings in 2024: 0
Members » John W. Ketchum (Chair) » Naren K. Gursahaney » Kirk S. Hachigian » Amy B. Lane » David L. Porges
Primary Responsibilities
»
Provides an efficient means of considering such matters and taking such actions as may require the attention of the Board or the exercise of the Board’s powers or authorities when the Board is not in session

CONSIDERATION OF DIRECTOR NOMINEES
Proxy access shareholder nominees
The Bylaws permit a shareholder, or a group of up to 20 shareholders, owning continuously for at least three years shares of NextEra Energy representing an aggregate of at least 3% of the Company’s outstanding shares to nominate and include in the Company’s proxy materials director nominees for up to 20% of the current membership of the Board or two directorships, whichever is greater, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Bylaws. Notice of proxy access director nominees for the 2026 annual meeting of shareholders should be addressed to:
The Corporate Secretary
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
and must be received no earlier than November 2, 2025 and no later than the close of business on December 2, 2025. A copy of the Bylaws containing the complete proxy access requirements is available on NextEra Energy’s website at www.investor.nexteraenergy.com/corporate-governance.
Other shareholder nominees
The policy of the Governance & Nominating Committee is to consider properly submitted shareholder nominations of candidates for membership on the Board. Shareholder nominations are reviewed in the same manner as candidates identified by or recommended to the Governance & Nominating Committee. Any shareholder nominations proposed for
30 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Corporate Governance and Board Matters
consideration by the Governance & Nominating Committee should include the nominee’s name and qualifications for Board membership, should include all information that the Bylaws require for director nominations and should be addressed to:
The Corporate Secretary
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
A copy of the Bylaws is available on NextEra Energy’s website at www.investor.nexteraenergy.com/corporate-governance. In order for nominations to be timely under the advance notice requirements of the Bylaws for the 2026 annual meeting, they must be received no earlier than January 22, 2026 and no later than February 21, 2026.
COMMUNICATIONS WITH THE BOARD
The Board has established procedures by which shareholders and other interested parties may communicate with the Board, any Board committee, the Lead Director and any one or more of the other directors. Such parties may write to one or more of the directors:
c/o the Chief Legal Officer
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
or send an e-mail to: boardofdirectors@nexteraenergy.com.
The Board has instructed the Chief Legal Officer to assist the Board in reviewing all written communications to the Board, any Board committee or any director as follows:
»
Complaints or similar communications regarding accounting, internal accounting controls or auditing matters will be handled in accordance with the NextEra Energy, Inc. and Subsidiaries Procedures for Receipt, Retention and Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls or Auditing Matters.
»
All other legitimate communications related to the duties and responsibilities of the Board or any committee will be promptly forwarded by the Chief Legal Officer to the applicable directors, including, as appropriate under the circumstances, to the chairman of the Board, the Lead Director and/or the appropriate committee chair.
»
All other shareholder, customer, vendor, employee and other complaints, concerns and communications will be handled by management with Board involvement as advisable with respect to those matters that management reasonably concludes to be significant.
Communications that are of a personal nature or not related to the duties and responsibilities of the Board, are unduly hostile, threatening, illegal or similarly inappropriate or unsuitable, are conclusory or vague in nature, or are surveys, junk mail, resumes, service or product inquiries or complaints, or business solicitations or advertisements, generally will not be forwarded to any director unless the director otherwise requests or the Chief Legal Officer determines otherwise.
WEBSITE DISCLOSURES
NextEra Energy will disclose the following matters, if such matters should occur, on its website at www.investor.nexteraenergy.com/corporate-governance:
»
any contributions by NextEra Energy to tax exempt organizations of which a director of the Company serves as an executive officer exceeding the greater of $1,000,000 or 2% of the organization’s revenues in any single fiscal year during the past three fiscal years; and
»
any Board determination that service by a member of the Company’s Audit Committee on the audit committees of more than three public companies does not impair the ability of that individual to serve effectively on the Company’s Audit Committee.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 31

Corporate Governance and Board Matters
TRANSACTIONS WITH RELATED PERSONS
In 2007, the Board adopted a Related Person Transactions Policy (the “Policy”) for the review and approval of related person transactions by the Governance & Nominating Committee. Transactions and series of transactions exceeding $120,000 in any fiscal year involving the Company and in which any related person has a direct or indirect material interest are governed by the Policy (“Related Person Transactions”). Related persons under the Policy are executive officers, directors and nominees for director of NextEra Energy, any beneficial owner of more than 5% of any class of NextEra Energy’s voting securities and any immediate family member of any of the foregoing persons (“Related Person”).
In considering whether to approve a Related Person Transaction, the Governance & Nominating Committee (or its Chair, to whom authority has been delegated under certain circumstances) considers such factors as it (or the Chair) deems appropriate, which may include:
(1)
the Related Person’s relationship to NextEra Energy and interest in the transaction;

(2)
the material facts of the proposed Related Person Transaction, including the proposed value of such transaction or, in the case of indebtedness, the principal amount that would be involved;

(3)
the benefits to NextEra Energy and its shareholders of the Related Person Transaction; and

(4)
an assessment of whether the Related Person Transaction is on terms that are comparable to the terms that would be available to an unrelated third party.

The Policy provides for standing approval for certain categories of Related Person Transactions without the need for specific approval by the Governance & Nominating Committee. These categories include:
(1)
certain transactions with other companies where the Related Person’s only relationship is as an employee (other than an executive officer), partner or principal, if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other company’s gross annual revenues in its most recently-completed fiscal year, and

(2)
charitable contributions, grants or endowments by NextEra Energy to charitable organizations, foundations or universities with which a Related Person’s only relationship is as an employee (other than an executive officer) or a trustee, if the aggregate amount involved does not exceed the lesser of $500,000 or 2% of the charitable organization’s total annual receipts in its most recently completed fiscal year.

During 2024, three providers of investment management and administrative services to the Company were beneficial owners of more than 5% of NextEra Energy’s outstanding common stock. The nature and value of services provided by these 5% shareholders and their affiliates are described below:
»
BlackRock provided investment management services to the NextEra Energy, Inc. Employee Pension Plan and the Employee Retirement Savings Plan, money market fund management services to NextEra Energy subsidiaries, investment services to the decommissioning trust funds for the Duane Arnold and Point Beach nuclear plants and cash management fees; it received fees of approximately $1.1 million for such services in 2024;

»
State Street provided investment management and administrative services to the NextEra Energy, Inc. Employee Pension Plan and Employee Retirement Savings Plan and investment services to the decommissioning trust funds for FPL, Duane Arnold, Point Beach and Seabrook nuclear plants; it received fees of approximately $0.7 million for such services in 2024; and

»
Vanguard provided investment management and administrative services to the NextEra Energy, Inc. Employee Retirement Savings Plan and received fees of approximately $1.1 million for such services in 2024.

During 2024, the adult son-in-law of Mr. James L. Camaren was employed as a senior financial analyst in the Company’s Financial Planning and Analysis Group. His total compensation for 2024 was approximately $215,000 and he was eligible for Company benefits available to all other employees in a similar position.
32 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Audit-Related Matters
AUDIT COMMITTEE REPORT
The Audit Committee submits the following report for 2024:
In accordance with the written Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2024, the Audit Committee met eight times, including four meetings where, among other things, the Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, the chief accounting officer and the independent registered public accounting firm prior to public release.
In discharging its oversight responsibility as to the audit process, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee has reviewed any relationships that may affect the objectivity and independence of the independent registered public accounting firm and has satisfied itself as to the firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, resources and staffing. The Audit Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.
The Audit Committee discussed and reviewed with the independent registered public accounting firm all matters required to be discussed by the applicable PCAOB and SEC requirements and by generally accepted auditing standards, including those required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees,” and discussed and reviewed the results of the firm’s audit of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.
The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2024 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the audit of those statements.
Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
In addition, and in accordance with the Audit Committee Charter, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm management’s internal control report, management’s assessment of the internal control structure and procedures of the Company for financial reporting and the independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting, all as required to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s independent registered public accounting firm and management. In discharging its duties, the Audit Committee has relied on (1) management’s representations to us that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (2) the report of the independent registered public accounting firm with respect to such financial statements.
Respectfully submitted,
THE AUDIT COMMITTEE

Naren K. Gursahaney, Chair	Nicole S. Arnaboldi	Maria G. Henry	Dev Stahlkopf	Darryl L. Wilson
NEXTERA ENERGY 2025 PROXY STATEMENT ● 33

Audit-Related Matters
FEES PAID TO DELOITTE & TOUCHE
The following table presents fees billed for professional services rendered by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates, for the fiscal years ended December 31, 2024 and 2023.
DELOITTE & TOUCHE FEES	2024 ($)	2023 ($)
Audit fees(1)	7,651,000	7,423,000
Audit-related fees(2)	4,092,000	3,372,000
Tax fees(3)	775,000	860,000
All other fees(4)	52,000	235,000
Total Fees	12,570,000	11,890,000

(1)
Audit fees consist of fees billed for professional services rendered for the audit of NextEra Energy’s and FPL’s annual consolidated financial statements for the fiscal year, the reviews of the financial statements included in NextEra Energy’s and FPL’s Quarterly Reports on Form 10-Q filed during the fiscal year, the audit of the effectiveness of internal control over financial reporting, and the issuance of comfort letters and consents.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of NextEra Energy’s and FPL’s consolidated financial statements and are not reported under “Audit Fees.” These fees primarily related to audits of subsidiary financial statements, consultations on transactions and financial systems pre-implementation internal control assessments.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance and tax advice and planning. These fees primarily related to research and development tax credit advice and planning services.

(4)
All other fees consist of fees for products and services other than the services reported under the other named categories. In 2024, these fees relate to training, in 2023, these fees relate to training and advisory services for Information Technology (“IT”) job architecture and skills descriptions.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
In accordance with the requirements of Sarbanes-Oxley, the Audit Committee Charter and the Audit Committee’s pre-approval policy for services provided by the independent registered public accounting firm, all services performed by Deloitte & Touche are approved in advance by the Audit Committee. Permitted services specifically identified in an appendix to the pre-approval policy for which the fee is expected to be $500,000 or less are pre-approved by the Audit Committee each year. This pre-approval allows management to obtain the specified permitted services on an as-needed basis during the year, provided any such services are reviewed with the Audit Committee at its next regularly scheduled meeting. Any permitted service for which the fee is expected to exceed $500,000, or that involves a service not listed on the pre-approval list, must be specifically approved by the Audit Committee prior to commencement of such service. The Audit Committee has delegated to the Chair of the Audit Committee the right to approve audit, audit-related, tax and other services, within certain limitations, between meetings of the Audit Committee, provided any such decision is presented to the Audit Committee at its next regularly scheduled meeting. At each Audit Committee meeting (other than meetings held solely to review earnings materials), the Audit Committee reviews a schedule of services and the estimated fees for those services for which Deloitte & Touche has been engaged since the prior Audit Committee meeting under existing pre-approvals. In 2024 and 2023, no services provided to NextEra Energy or FPL by Deloitte & Touche were approved by the Audit Committee after services were rendered pursuant to Rule 2-01(c)(7)(i)(C) of the SEC’s Regulation S-X (which provides a waiver of the otherwise applicable pre-approval requirement under certain conditions).
The Audit Committee has determined that the non-audit services provided by Deloitte & Touche during 2024 and 2023 were compatible with maintaining that firm’s independence.
34 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion & Analysis (also referred to as “CD&A”) explains our 2024 executive compensation program for our NEOs. Our executive compensation program for NEOs generally applies to our Company’s other executive officers, as well. Please read this CD&A together with the tables and related narrative about executive compensation which follow.
CD&A CONTENTS
36	EXECUTIVE SUMMARY
42	Design of Our Executive Compensation Program
44	How We Make Compensation Decisions
45	Market comparisons/peer group
47	2024 Named Executive Officer Compensation
47	2024 base salary
48	2024 annual performance-based compensation
56	2024 long-term performance-based equity compensation
60	OTHER PRACTICES AND POLICIES RELATED TO COMPENSATION
60	Stock ownership and retention policies
61	Clawback provisions
61	Anti-hedging policy
61	Anti-pledging policy
61	Risk oversight
62	Additional 2024 compensation elements
62	POST-EMPLOYMENT COMPENSATION
63	Severance plan
63	Change in control
63	Retirement programs
64	TAX CONSIDERATIONS
65	COMPENSATION TABLES
65	2024 summary compensation table
67	2024 grants of plan-based awards
69	2024 outstanding equity awards at fiscal year end
72	2024 option exercises and stock vested
73	Pension benefits
74	Non-qualified deferred compensation
75	Potential payments under retention agreements
79	Potential payments under the Severance Plan
80	Potential payments under Equity Award Agreements
81	PAY VERSUS PERFORMANCE
84	DIRECTOR COMPENSATION

NEXTERA ENERGY 2025 PROXY STATEMENT ● 35

Executive Compensation
Named executive officers
Below are our NEOs during 2024 whose compensation is described in this Compensation Discussion & Analysis.
NEOS AND TITLES(1)

JOHN W. KETCHUM	BRIAN W. BOLSTER	REBECCA J. KUJAWA
Chairman, President and Chief Executive Officer, NextEra Energy and Chairman, FPL	Executive Vice President, Finance and Chief Financial Officer, NextEra Energy and FPL	President and Chief Executive Officer, NextEra Energy Resources

ARMANDO PIMENTEL, JR.	CHARLES E. SIEVING	TERREL KIRK CREWS II
President and Chief Executive Officer, FPL	Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer, NextEra Energy and Executive Vice President, FPL	Executive Vice President, Chief Risk Officer, NextEra Energy
Executive Summary
Delivering for shareholders, customers and community to position the organization for the future

2024 was another pivotal year for the Company as we delivered strong performance across a spectrum of factors, both financial and non-financial. The execution on these key pillars contributed to both near and longer-term value for stakeholders.

For the full year 2024, NextEra Energy reported net income attributable to NextEra Energy on a GAAP basis of $6.946 billion, or $3.37 per share. We also achieved company-record adjusted earnings of $7.063 billion and adjusted EPS of $3.43. Moreover, continued adjusted EPS growth and strong adjusted ROE for 2024 improved our three-year adjusted EPS growth and adjusted ROE profiles, as shown below.

(1)
Effective May 6, 2024, Mr. Bolster was appointed executive vice president, finance and chief financial officer, NextEra Energy and FPL, and Mr. Crews was appointed executive vice president, chief risk officer, NextEra Energy. Mr. Crews previously served as executive vice president, finance and chief financial officer of NextEra Energy and FPL. Mrs. Kujawa has retired from her position as president and chief executive officer of NextEra Energy Resources, Mr. Bolster has been appointed president and chief executive officer of NextEra Energy Resources, and Michael Dunne has been appointed executive vice president, finance and chief financial officer, NextEra Energy and FPL; all effective May 22, 2025. Mr. Dunne, age 49, has served as treasurer of NextEra Energy and FPL and assistant secretary of NextEra Energy since January 2023. He served as vice president, finance of NextEra Energy from April 2022 to December 2022. He also served as treasurer and assistant secretary of XPLR from February 2023 to January 2025 and of XPLR’s general partner from December 2022 to February 2025. Before joining NextEra Energy, Mr. Dunne served as managing director, global energy & power investment banking for Bank of America from January 2012 to March 2022.

36 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
NET INCOME ATTRIBUTABLE TO NEXTERA ENERGY ON A GAAP BASIS	ADJUSTED EARNINGS*	ADJUSTED EPS*

$6.946 B or $3.37 per share	$7.063 B a company record	$3.43 a company record

*
This measure is not a financial measure calculated in accordance with GAAP. See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

NEXTERA ENERGY KEY METRICS
Metric	Data	Detail
Adjusted EPS Growth (1-year)*	8.2%	2023-2024 YoY Growth
Adjusted EPS Growth (3-year)*	10.4%	2022-2024 Average
Adjusted ROE (1-year)*	14.7%	2024 Return on Equity
Adjusted ROE (3-year)*	15.0%	2022-2024 Average
Each of these corresponds to performance among the top tricile of our peer group as measured for purposes of our compensation programs. These significant accomplishments came as NextEra Energy also continued to be a leader among the ten largest U.S. utilities (based on market capitalization**) in many financial metrics, including those shown below.
NEXTERA ENERGY RANK VS. TEN LARGEST U.S. UTILITIES BASED ON MARKET CAP**
Metric	Rank	Detail
Adjusted EPS Growth*	#1	3-, 5-, 7- and 10-year
Adjusted ROE*	#1	1-, 3-, 5-, 7- and 10-year
When compared to the ten largest utilities based on market cap**, NextEra Energy’s adjusted EPS growth over the last ten years has surpassed the median every year and has exceeded the 75th percentile nine out of the last ten years. In addition, NextEra Energy’s adjusted ROE has exceeded the 75th percentile of the top ten largest utilities every year during the last ten years.
*
This measure is not a financial measure calculated in accordance with GAAP. See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. See the 2024 Financial Performance Matrix section on page 48 for more information on how the rankings are determined.

**
Market capitalization is as of December 31, 2024 and is for companies included in the S&P 500 Utilities Index during the ten-year period from January 1, 2015 to December 31, 2024 for which there are at least three full and consecutive years of comparable financial data and for companies that entered the index before March 31, 2024; rankings are sourced from FactSet Research Systems Inc.

The Company’s outstanding performance in 2024 was realized through its two principal operating businesses, FPL and NextEra Energy Resources.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 37

Executive Compensation
FPL		NEXTERA ENERGY RESOURCES

Exceeded top-decile performance in minutes of service unavailability per customer and matched best-ever performance in frequency of momentaries	Delivered best-in-class performance in per-customer O&M expense and exceeded top-decile overall fossil fleet generation availability of 93.6%	Added more than 12 GW of new renewables and storage origination to the backlog, setting a new record	Delivered strong performance in wind development, with approximately 1,374 MW of new wind projects placed in service

J.D. Power recognized FPL for excellent residential customer satisfaction in 2024. FPL scored among the top six large utilities nationally, within the top decile, and second among large utilities within the south region
	Investments in smart grid technology enabled FPL to avoid more than 2.7 M customer outages in 2024, avoided nearly 800,000 outages during Hurricanes Debby, Helene and Milton	Delivered strong performance in solar development, with adding approximately 3,740 contracted MW of solar development placed in service	Leader in the U.S. in grid-scale battery storage, adding 809 MW of storage placed in service

In 2024, won the ReliabilityOne® Southeast Region Reliability Award	Filed test year letter in December to initiate its rate proceeding for new rates effective in January 2026	Achieved best-ever and exceeded top-decile OSHA recordable rate with 0.15	Grew adjusted earnings by more than 13% compared to prior year
Delivering long-term value to shareholders
NextEra Energy has delivered superior company performance over multi-year cycles, driven in large part by an enduring executive compensation program that aligns with the Company’s strong pay for performance philosophy. Our program incentivizes our executives through the application of both annual and multi-year operational and financial performance measures, as well as through the application of a multi-year relative TSR performance measure. The structure is intended to drive consistent performance over the long-term in an industry such as ours, where large capital investment decisions for infrastructure projects which, if developed well over a generally long development cycle and subsequently operated well year-in and year-out, should provide positive, strong returns over extended periods. The structure also acknowledges the historically longer-term economic cycles inherent in the power industry and the sporadic volatility that the power industry experiences from time-to-time.
NEXTERA ENERGY VS. INDICES	1-YEAR TSR	3-YEAR TSR	5-YEAR TSR	7-YEAR TSR	10-YEAR TSR
NextEra Energy	21.5%	(17.0)%	33.2%	117.2%	248.3%
S&P 500 Utilities Index	23.4%	16.5%	37.7%	81.2%	124.7%
S&P 500 Index	25.0%	29.3%	97.0%	147.7%	242.5%
Although neither the S&P 500 Index nor the S&P 500 Utilities Index are peer groups for the purposes of executive compensation, our Company’s performance relative to those indices demonstrates that our executive compensation program is incentivizing management to make decisions that deliver long-term value to shareholders relative to some of the highest-performing companies in the world. Our TSR over the 7-year period was mixed compared to the selected indices, and the 10-year time frame continues to compare favorably to the selected indices, while our 1-, 3- and 5-year TSR results trailed these indices, despite strong performance on ROE and EPS growth.
38 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
2024 Compensation Program Outcomes
2024 Annual Incentive
Annual incentive performance is based 50% on financial metrics (Adjusted ROE and Adjusted EPS Growth) as measured against a rigorous performance grid relative to peers as shown on page 49, and 50% based on operational performance metrics primarily established based on industry benchmarks and Company performance. For 2024, NEE performed within the top tricile of both annual incentive financial metrics and performed above-target on most operational metrics. This very strong performance across our business resulted in an above-target annual incentive payout of 181%.
	Metric	Result	Payout Factor
Financial	Adjusted ROE	14.7%	2.00
	Adjusted EPS Growth	8.2%
Operational	Metrics for FPL and NEER that focus on safety, customer value, reliability, operational excellence, and growth	FPL: 1.65 (50% weighting) NEER: 1.59 (50% weighting)	1.62
		Total annual incentive as percent of target	181%
Long-Term Incentive Payout for 2022-2024 Performance-Share Award Cycle
Performance for the 2022-2024 Performance Share Awards (“PSAs”) was measured 80% against a 3-year Adjusted ROE and Adjusted EPS Growth financial matrix, with the remainder evaluated against four key operational measures. Performance is 20 percentage points higher or lower on the basis of 3-year relative TSR performance. The Company performed in the top tricile on each of the financial performance metrics and outperformed across operational metrics, resulting in a potential payout of 198%. However, the Company performed at the 25th percentile on relative TSR, resulting in a downward TSR modifier of -20%, resulting in a payout factor of 80%. This led to an overall payout on the PSAs of 158%.
	Metric	Payout Factor
Financial (80%)	3-year Adjusted ROE and Adjusted EPS Growth	2.00
Operational (20%)	Four measures focused on safety, nuclear industry performance, outage rate, and service reliability	1.90
TSR Modifier (+/- 20%)	Relative 3-year TSR against top ten power companies by market capitalization1	80%
	Total 2022-2024 Performance Share Award Payout	158%
1
Market capitalization is as of December 31, 2024; rankings are sourced from FactSet Research Systems Inc.

2
This measure is not a financial measure calculated in accordance with GAAP. See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. Adjusted ROE is described on page 49.

3
Top tricile of our peer group as measured for the purposes of our compensation programs.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 39

Executive Compensation
Our commitment to best practices
WHAT WE DO	WHAT WE DO NOT DO

Tie pay to performance; 92% of the CEO’s actual direct 2024 compensation was performance-based

Use industry benchmarks when setting operational goals and when reviewing actual performance and generally target top-decile performance as compared to our industry on operational measures

Take steps to mitigate undue risk related to compensation, including using a clawback policy, stock ownership and retention requirements and multiple performance metrics; the Compensation Committee conducts an annual comprehensive risk assessment of incentive compensation plans in an effort to confirm that none of the Company’s compensation programs creates risks that are reasonably likely to have a material adverse impact on the Company

Have robust stock ownership guidelines

Require executive officers to hold both NEE and XPLR performance-based restricted stock for two years after vesting

Have a minimum full vesting period for stock options and performance-based restricted stock, generally three years

Use an independent compensation consultant

Engage in shareholder outreach and regularly assess the executive compensation program against shareholder input, emerging trends and other factors

Require NEOs to enter into Rule 10b5-1 plans with minimum waiting periods to transact trades in company securities

No employment agreements with the CEO or other NEOs

No tax gross-ups of NEO perquisites

No single-trigger change in control provisions in agreements entered into since 2021

No excise tax gross-up provisions in change in control agreements entered into since 2009

No repricing of underwater stock options

No share recycling under equity compensation plans

No hedging or pledging of company securities by NEOs or directors permitted under securities trading policy

No counting of unvested equity toward meeting stock ownership guidelines

No guaranteed annual or multi-year bonuses

40 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
How the Company’s annual incentive plan and long-term incentives support stewardship
In addition to those metrics in our annual incentive plan and our performance shares that emphasize our commitment to environmental protection and stewardship, our executive compensation program also includes goals tied to customer value, employee safety and compliance with environmental regulations, a variety of which have been included as compensation metrics since 2001.
Compensation metrics tied to environmental protection and stewardship include:
CUSTOMER VALUE PROPOSITION	OPERATIONAL PERFORMANCE	SAFETY

To emphasize the delivery of a sustainable, outstanding customer value proposition, compensation metrics include:
»
O&M costs per retail MWh,
»
capital expenditures,
»
service reliability, and
»
customer satisfaction scores.
These metrics are intended to drive the sustainable delivery of:
»
low bills,
»
high reliability,
»
energy solutions, and
»
outstanding customer service.

Intended to support continued efficient and reliable delivery of energy to our customers.
These metrics include:
»
availability metrics across the generation fleets, and
»
reliability metrics for the transmission and distribution grid.

Safety is a Company priority because people are our most important asset and safety is a leading indicator of our operational performance.
»
The number of OSHA recordable incidents is included to emphasize the Company’s focus on a zero-injury workplace and incentivize senior executive leadership on safety issues.

ENVIRONMENTAL EVENTS
To support our commitment to the environment, metrics include: » achieving zero significant environmental violations across all of our businesses.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 41

Executive Compensation
Design of our executive compensation program
Compensation elements designed to align with our strategy

Our executive compensation program is designed to attract, retain, motivate, reward and develop high-quality, high-performing executive leadership whose talent and expertise should increase the prospects of the Company to create and sustain long-term and superior shareholder value relative to our peers.

As discussed in more detail throughout the CD&A, NEO direct compensation has three principal elements: base salary, annual incentive awards and equity compensation.
ELEMENT	HOW IT IS PAID	DESCRIPTION	PERIOD
BASE SALARY	Cash	Fixed amount reflects the responsibilities and day-to-day contributions of the NEOs.	One year
ANNUAL INCENTIVE	Cash
Financial metrics: One-year adjusted EPS growth and adjusted ROE compared to the ten-year average of the companies in the S&P 500 Utilities Index.
Operational metrics: FPL and NEER operational goals are primarily established based on industry benchmarks and Company performance.

EQUITY COMPENSATION	Performance shares
Granted for three-year performance periods to drive intermediate and long-term results. Payouts of performance shares are based on two distinct measurements:
1.
three-year adjusted EPS growth and adjusted ROE relative to the ten-year average of the companies in the S&P 500 Utilities Index, and

2.
the average of annual performance on core operational performance measures relative to industry peers for each of three consecutive years.

Award payouts are modified by ± 20% based on our three-year TSR relative to the top ten power companies by market capitalization (a subset of the S&P 500 Utilities Index).
Vest after three years
	Performance-based restricted stock	Vest only if the Company achieves a specified annual adjusted earnings goal each year.	Vest ratably over three years
	Performance-based restricted XPLR common units	Vest only if XPLR achieves a specified annual adjusted EBITDA goal each year.
	Non-qualified stock options	Granted with a ten-year term and delivering value to executives only if the Company’s stock price at exercise exceeds the stock price on the grant date of the award.
The Compensation Committee believes these core elements align with the fundamental objective of our compensation program to create superior shareholder value.
42 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
Key principles and practices of our compensation program align executive and shareholder interests. Selected highlights of our 2024 program are:
1. We set target total direct compensation opportunity and pay mix to support the goals of shareholder value creation and executive retention.	2. We link NEO financial success to shareholder value creation.

»
Each NEO’s 2024 target compensation opportunity was set with reference to two benchmarking groups: energy services and general industry. These groups represent the broad, competitive labor market from which we recruit and compete for executive talent. This target opportunity is allocated over several forms of compensation, the mix of which supports shareholder value creation and executive retention.

»
All NEOs’ 2024 compensation included a significant element of equity compensation, supported by:
•
robust stock ownership guidelines,

•
performance hurdles,

•
vesting schedules, and

•
the potential for clawback.

3. We value and review our performance relative to our competitors and peers whenever possible, rather than relative to arbitrary goals.	4. We select compensation metrics linked to our long-term success; our principal financial metrics in 2024 were adjusted ROE and adjusted EPS growth.

»
The basic principle underlying the linkage between our financial and operational performance and executive compensation is that superior relative performance will result in above-target compensation, while inferior relative performance will generally result in below-target compensation. Wherever comparable information was available, our 2024 financial and operational performance was measured relative to industry performance.

»
Our 2024 plan measures adjusted ROE and adjusted EPS growth compared to the S&P 500 Utilities Index over a ten-year period. The Compensation Committee believes these financial metrics:
•
are objective,

•
require superior performance,

•
are aligned with creating shareholder value and

•
encourage stretch goals.

The Compensation Committee believes a ten-year period is appropriate due to the historically longer-term economic cycles inherent in the power industry and the sporadic volatility the power industry experiences from time-to-time. The Compensation Committee accordingly believes a ten-year period reduces the likelihood, in any given year, that inappropriate metrics will be established as a result of short-term industry anomalies.

Our target pay mix is heavily weighted toward performance
The Compensation Committee believes a significant portion of each NEO’s total direct compensation opportunity should be performance-based, reflecting both upside and downside potential.
When determining the proportion of total compensation of each compensation element in 2024, the Compensation Committee reviewed current market practices and industry trends, taking into consideration the Company’s preference for emphasizing performance-based compensation and de-emphasizing fixed compensation.
In determining performance-based compensation for 2024, the Compensation Committee sought to focus the efforts of the NEOs on a balance of short-term, intermediate-term and long-term goals. In addition, the Compensation Committee considered the NEOs’ perception of the relative values of the various elements of compensation and sought input from the CEO and the Compensation Consultant (as defined below).
Approximately 89% of our CEO’s target pay is performance-based, which creates strong alignment with the interests of our shareholders and reinforces our pay for performance culture.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 43

Executive Compensation
TOTAL DIRECT COMPENSATION — TARGET PAY MIX
Our Incentive Plans Utilize Rigorous Targets
The Compensation Committee endeavors to set rigorous targets for our annual and long-term incentive plans in the context of company expectations for the year, relevant industry benchmarks, stage of our development cycles, and other relevant factors. Given year-over-year variability in our operating environment, certain targets may be set higher, at, or lower than prior year performance, and comparing such metrics year-over-year does not reflect the full scope of factors that may influence performance and ultimate difficulty in achieving these targets. The Compensation Committee follows a thorough process to set targets considering industry benchmarks and internal historical Company performance.
How we make compensation decisions
Compensation Committee role and processes; Role of external consultant
The Compensation Committee plans its agendas to ensure a thorough and thoughtful decision process. Typically, information regarding strategic decisions with respect to the NEOs is presented at one meeting to the Compensation Committee, which makes its decision at a subsequent meeting. This allows time for follow-up questions from Compensation Committee members in advance of the final decision. The Compensation Committee may not delegate its authority.
The Compensation Committee had an executive session at the end of each of its 2024 meetings, during which no executive officers were present. During the appropriate executive sessions, the Compensation Committee:
»
evaluated the performance of the chairman and CEO,
»
discussed and approved the compensation of the chairman and CEO,
»
met with the Compensation Consultant, and
»
discussed and considered such other matters as it deemed appropriate including succession planning for key executive positions.

During 2024, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook” or “Compensation Consultant”), an independent executive compensation consulting firm which performed no other services for NextEra Energy or its affiliates, to provide advice and counsel to the Compensation Committee from time-to-time.
In 2024, the Compensation Consultant participated in all Compensation Committee meetings. In accordance with its engagement letter, during the 2024 executive compensation cycle, FW Cook provided the Compensation Committee and the Company with analyses and advice on topics such as pay competitiveness and executive compensation program plan design. FW Cook also benchmarked and discussed with the Compensation Committee its recommendation with
44 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
respect to non-employee director compensation. The Compensation Consultant also monitored current and emerging market trends and reported to the Compensation Committee on such trends and their impact on the Company’s compensation practices. In 2024, the Compensation Committee also assessed the independence of FW Cook in accordance with SEC rules and concluded FW Cook’s work for the Compensation Committee did not raise any conflicts of interest.
Compensation resources
The Compensation Committee used its business judgment to set each NEO’s target total direct compensation opportunity for 2024 and each compensation element. The Compensation Committee based its determination on its integrated assessment of a series of factors, including:
»
competitive alternatives,
»
individual and team contribution and performance,
»
corporate performance,
»
complexity and importance of the role and responsibilities,
»
experience,
»
leadership and growth potential, and
»
the relationship of the NEO’s pay to the pay of NextEra Energy’s other executive officers.
There are no material differences among NEOs with respect to the application of NextEra Energy’s compensation policies or the way in which total compensation opportunity is determined.
The Compensation Committee primarily used the following resources to aid in its determination of the 2024 target total direct compensation opportunity for each NEO.
MARKET COMPARISONS/PEER GROUP
When establishing each NEO’s target total direct compensation opportunity for 2024, the Compensation Committee considered the competitive market for comparable executives and compensation opportunities provided by similar companies. Competition for executive talent primarily affects the aggregate level of the target total direct compensation opportunity available to the NEOs.

The Compensation Committee believes it is critical to the Company’s long-term performance to offer its executive officers compensation opportunities broadly commensurate with their competitive alternatives.

The Company obtained market comparison information for all NEOs from publicly-available peer group information and market survey data. The Company’s peer group is composed of a set of companies from the energy services industry and a set of companies from the general industry. These companies were selected by the Compensation Committee with input from executive officers (including the CEO) and the Compensation Consultant. The Compensation Committee believes the use of companies from both the energy services industry and the general industry was appropriate because the Company’s executive officers come from both within and outside the Company’s industry. The Compensation Committee believes their opportunities for alternative employment are not limited to other energy or utility companies.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 45

Executive Compensation
For 2024, the Compensation Committee conducted a review of the then-existing 2023 peer group based on the following criteria:
SELECTION CRITERIA
ENERGY SERVICES INDUSTRY	GENERAL INDUSTRY
»
Publicly traded company with a strong United States domestic presence
»
Classified with a Standard Industrial Classification (“SIC”) code similar to the Company’s SIC code
»
Annual revenue greater than $5 B
»
A potential source of executive talent

»
Publicly traded company with a strong United States domestic presence
»
Member of the S&P 500
»
Considered highly reputable and highly regarded for operational excellence, product/service leadership or customer experience
»
Sustained revenues typically between 50% and 250% of the Company’s revenues
»
Consistently high performing

»
Heavily industrialized, highly regulated or a producer of consumer staples
»
Operates in an industry which may be potential sources of executive talent
»
No unusual executive pay arrangements
»
Contribute to diversity of industry representation in this segment of the peer group

Based on its review, the Compensation Committee approved for 2024 the same peer group that was approved for 2023, since all energy services industry and general industry companies continued to meet the selection criteria. The Compensation Committee believes the peer group is appropriately aligned with industries in which the Company competes for talent and the Company’s business in terms of market capitalization and scope. The 2024 comparator groups are as follows:
ENERGY SERVICES INDUSTRY (N=13)	GENERAL INDUSTRY (N=20)
» American Electric Power Company, Inc.	» 3M Company	» General Dynamics Corporation
» Consolidated Edison, Inc.	» Air Products and Chemicals, Inc.	» Halliburton Company
» Dominion Energy, Inc.	» Caterpillar Inc.	» Honeywell International, Inc.
» Duke Energy Corporation	» CIGNA Corporation	» Illinois Tool Works Inc.
» Edison International	» Danaher Corporation	» Marsh & McLennan Companies, Inc.
» Entergy Corporation	» Deere & Company	» Northrop Grumman Corporation
» Exelon Corporation	» Devon Energy Corporation	» Schlumberger Limited
» FirstEnergy Corp.	» DuPont De Nemours, Inc.	» Texas Instruments Incorporated
» PPL Corporation	» Eaton Corporation	» Thermo Fisher Scientific, Inc.
» Public Service Enterprise Group Incorporated	» Emerson Electric Co.	» Union Pacific Corporation
» Sempra Energy
» The Southern Company
» Xcel Energy Inc.
A comparison of NextEra Energy’s 2023 revenue and market capitalization to FY2023 data for energy services and general industry peer companies illustrates the Company’s revenue and market capitalization exceeds the 75th percentile of the energy services group for both revenue and market capitalization and exceeds the medians for the general industry peer group.
46 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation

Although the Compensation Committee did not target specific total compensation levels relative to industry peers (a so-called “percentile” approach), it generally reviewed peer company data at the 50th percentile for the general industry companies and the 75th percentile for the energy services industry companies. The Compensation Committee believes these levels were appropriate because:
»
the Company’s 2023 market capitalization was at the 70th percentile and assets were above the 90th percentile of its general industry peer companies and both market capitalization and assets were at the top of its energy services industry peer companies;
»
the Company’s 2023 market capitalization was more than 60% greater than that of the 2nd largest energy services industry peer company’s market capitalization;
»
the Company’s practice is to make a relatively high portion of each NEO’s compensation performance-based as compared to its peers; and
»
the Company’s operations are more complex, more diverse and of a greater size than those of substantially all of its energy services industry peer companies.
Other resources
WHAT WE USE	HOW WE USE IT
“Tally sheets” and “walk-away charts”
»
Provides a check to ensure the Compensation Committee sees the full value of all elements of the NEOs’ annual compensation, both as opportunity and as realized, and sees the estimated results of its compensation decisions in the various situations under which employment may terminate

Reviews by the CEO
»
Prior to the beginning of the year, the Compensation Committee solicits performance reviews of the other NEOs and executive officers from the CEO for use as an additional input to the Compensation Committee’s determination of target total direct compensation opportunity and, after the end of the year, whether or not to use their discretion to adjust annual incentive compensation amounts determined using the formula discussed on page 55

2024 named executive officer compensation
2024 base salary
Generally, salary increases were based on market considerations, the nature and responsibilities of each NEO’s respective position, expertise and performance, the competitiveness of each NEO’s current pay in relation to their corresponding peer group and the recommendations of the CEO. The Compensation Committee kept all target compensation, including base salaries, flat for 2024 because of the one-year relationship of pay and performance compared to our peers, despite outperformance in previous years. Base salary adjustments are typically effective as of January 1st each year.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 47

Executive Compensation
CHANGE IN NEO BASE SALARY
NAMED EXECUTIVE OFFICER	2023 BASE SALARY ($)	2024 BASE SALARY ($)	Percentage Increase %
John W. Ketchum	1,575,000	1,575,000	0%
Brian W. Bolster(1)	—	950,000	—
Rebecca J. Kujawa	1,100,000	1,100,000	0%
Armando Pimentel, Jr.	1,000,000	1,000,000	0%
Charles E. Sieving	1,274,000	1,274,000	0%
Terrell Kirk Crews II	730,300	730,300	0%

(1)
Mr. Bolster was not a named executive officer in 2023.

2024 annual performance-based compensation
Annual Incentive Plan goals are established to incentivize superior performance relative to industry peers. A majority of these goals are based on industry benchmarks and payouts under the Annual Incentive Plan are generally based on Company performance in the relevant period.
Prior to 2024, the Compensation Committee established financial and operational performance goals under the Annual Incentive Plan in the following categories:
TYPE OF 2024 PERFORMANCE GOALS	HOW WE ESTABLISHED AND USED THE 2024 PERFORMANCE GOALS
FINANCIAL
»
Based on enduring standards indicative of sustained performance — adjusted EPS growth and adjusted ROE — as compared to the financial performance over the ten-year period ended on December 31, 2024 of the companies included in the S&P 500 Utilities Index.
»
Higher ratings indicate corporate financial performance superior to industry median and lower ratings indicate corporate financial performance which lags industry median.

OPERATIONAL
»
Goals and payout scales are established in advance of the year using available industry benchmarks insofar as possible.
»
If an industry benchmark is not available, the applicable goal generally is set at a level representing an improvement or a stretch as compared to prior performance.
»
As a general principle, the Compensation Committee seeks to set operational performance goals at levels that represent excellent performance, superior to the results of typical companies in our industry and require significant effort on the part of the executive team to achieve.
»
Performance on certain compliance-related goals is scored as either “met” or “not met,” while performance against other goals is judged on a sliding scale in comparison to top-decile, top-quartile, median and sub-median performance as compared to the industry.

2024 financial performance matrix
The financial performance matrix approved by the Compensation Committee for 2024, which is illustrated below, compares the Company’s 2024 adjusted EPS growth and adjusted ROE to the actual annual adjusted EPS growth and average adjusted ROE of the companies included in the S&P 500 Utilities Index that entered the index before March 31, 2024 and have at least three consecutive years of comparable financial data, during the ten-year period from January 1, 2015 to December 31, 2024 (estimated for 2024 using actual results for the first three quarters and analysts’ estimates for the fourth quarter).
The Compensation Committee believes these financial metrics are “enduring standards,” because they:
»
are objective,
»
require the Company to demonstrate improvement,
»
are aligned with how shareholder value is created, and
»
encourage management to include stretch goals as part of the annual budget-setting process.
48 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
The financial performance matrix is designed to provide relatively greater rewards if the Company outperforms others in its industry on the indexed measures and relatively lower rewards if it does not.
ADJUSTED EPS GROWTH*

The Compensation Committee selected adjusted EPS growth because it provides a more meaningful representation of the Company’s fundamental earning power than net income calculated in accordance with GAAP and therefore better aligns the NEOs’ motivations with the Company’s strategy and with shareholders’ long-term interests. In addition, the Compensation Committee believes the use of adjusted EPS growth for this purpose is consistent with the way in which the Company communicates its earnings to analysts and investors.

ADJUSTED ROE*

Adjusted ROE is a long-term value creation metric that aligns the interest of management with those of our shareholders by measuring and rewarding profitability relative to shareholders’ investment. The Compensation Committee selected adjusted ROE because it is a gauge of our profitability and how efficiently we generate profits.

The numbers in the following matrix set forth the range of possible ratings for corporate financial performance. A rating of “1” indicates overall corporate financial performance at the industry median, while higher ratings indicate corporate financial performance superior to the industry median, and lower ratings indicate corporate financial performance which lags the industry median.
It is important to recognize the adjusted ROE and adjusted EPS growth amounts set forth in the illustration below reflect actual industry performance on these measures for the ten-year period ended December 31, 2024, and the Company’s executive compensation is based, with respect to adjusted ROE and adjusted EPS growth, on the performance delivered by the Company relative to industry performance.
*
Adjusted EPS growth and adjusted ROE which are used, among other reasons, to provide industry comparability, are not financial measurements calculated in accordance with GAAP and their definitions may differ among companies. Adjusted EPS growth, as defined by NextEra Energy for purposes of the Annual Incentive Plan, is equal to the Company’s adjusted earnings dividend by weighted average diluted shares outstanding. Adjusted earnings, as defined by NextEra Energy for purposes of the Annual Incentive Plan, is the Company’s consolidated net income, as reported in the audited annual financial statements as determined in accordance with GAAP, excluding the effects of:

(i)
changes in the mark-to-market value of non-qualifying hedges;

(ii)
other than temporary impairments on investments;

(iii)
extraordinary items;

(iv)
non-recurring charges or gains (e.g., restructuring charges and material litigation losses);

(v)
discontinued operations;

(vi)
regulatory and/or legislative changes and/or changes in accounting principles;

(vii)
labor union disruptions; and

(viii)
acts of God such as hurricanes.

Adjusted ROE, as defined by NextEra Energy, is equal to the Company’s adjusted earnings divided by average common shareholders’ equity, adjusted to provide industry comparability, expressed as a percentage.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 49

Executive Compensation
2024 operational goals
Operational goals and payout scales are primarily established based on industry benchmarks and Company performance. As noted previously, management’s ability to deliver performance superior to our industry will generally result in above-target compensation, while performance that is inferior to our industry will generally result in below-target compensation.
In that context, FPL’s typical performance goals based on industry benchmarks are generally better than the top-quartile performers in its industry and NextEra Energy Resources’ performance goals based on earnings growth and profitability are well above utility industry norms (in both cases based on internal reviews of publicly available information and information provided by consultants and industry associations).
The following tables set forth the 2024 operational performance goals and the actual performance achieved against those goals.
FPL
	INDICATOR	GOAL	ACTUAL	INDICATOR WEIGHT	TOTAL SECTION WEIGHT
Customer Value	O&M costs (plan-adjusted)(1)	$1,275 million(1)	$1,247 million(1) exceeded top decile	35%
	Capital expenditures (plan-adjusted)(1)	$7,356 million(1)	$8,508 million(1)	15%
Reliability	Fossil generation availability(2)	top decile performance	exceeded top decile performance	6%
	Nuclear industry composite performance index(3)	top decile performance	missed goal	6%
	Service reliability — service unavailability (minutes)	better than top decile (49.0 minutes)	exceeded top decile performance (45.7 minutes)	7%
	Service reliability — average frequency of customer interruptions	0.62 interruptions per customer per year (better than top decile)	0.49 — exceeded top decile performance	7%
	Service reliability — average number of momentary interruptions per customer	4.2 momentary interruptions per customer per year	3.3 — exceeded top decile performance	4%
Operational	Employee safety — OSHA recordables(4) per 200,000 hours	0.33 — top decile	0.51 — approximated top quartile performance	8%
	Significant environmental violations	0	0	2%
	Customer satisfaction — residential value surveys	aggressive goal	missed goal	4%
	Customer satisfaction — business value surveys	aggressive goal	missed goal	4%
	Performance under FERC and NERC reliability standards(5)	no significant violations	met goal	2%

(1)
Certain of the financial performance indicators used in the Annual Incentive Plan are calculated in a manner consistent with NextEra Energy’s planning and budgeting process and how management reviews its performance relative to that plan, and are not, or do not relate directly to, financial measures calculated in accordance with GAAP.

For information about the Company’s results of operations for 2024, as presented in accordance with GAAP, investors should review the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and should not rely on any adjusted amounts or non-GAAP financial measures set forth above. The following explains how the plan-adjusted amounts are calculated from NextEra Energy’s audited consolidated financial statements:
(a)
FPL O&M costs (plan-adjusted) is a measure that includes most but not all O&M expenses and includes certain expenses that are not classified as O&M expenses under GAAP but are reported for state regulatory purposes as O&M expenses;

(b)
FPL capital expenditures (plan-adjusted) are presented on an accrual basis, and exclude nuclear fuel payments and certain costs that are not classified as capital expenditures under GAAP in the consolidated statements of cash flows but that are reported for state regulatory purposes as capital expenditures; and

(c)
NextEra Energy Resources’ earnings (plan-adjusted) exclude:

(i)
the mark-to-market effect of non-qualifying hedges;

(ii)
other than temporary impairments on investments;

(iii)
extraordinary items;

50 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
NEXTERA ENERGY RESOURCES
	INDICATOR	GOAL	ACTUAL	INDICATOR WEIGHT	TOTAL SECTION WEIGHT
FINANCIAL	Earnings (plan-adjusted)(1)	$3,122 million(1)	$3,118 million(1)	25%
	ROE	14.6%	14.3%	10%
	Meet budgeted cost goals	$3,023 million	$3,010 million	7%
	XPLR cash available for distribution	$730 million	missed goal	10%
OPERATIONAL	Employee safety — OSHA recordables(4) per 200,000 hours	0.33 — top decile	0.15 — beat goal and exceeded top decile performance	3%
	Significant environmental violations	0	0	2%
	Nuclear industry composite performance index(3)	top decile performance	beat goal and exceeded top decile performance	5%
	Equivalent forced outage rate(6)	top decile performance	beat goal and exceeded top decile performance	8%
GROWTH	Execute approved North American new and repowered wind projects on schedule and on budget	1,700 MW	beat goal	10%
	Execute approved North American solar and storage projects on schedule and on budget	4,225 MW	beat goal	5%
	New development or acquisition opportunities within NextEra Energy Resources that receive approval	aggressive goal	beat goal	10%
	Pre-tax income contribution from all asset optimization, marketing and trading activities, full requirements and retail	aggressive goal	beat goal	5%

(iv)
non-recurring charges or gains (e.g., restructuring charges and material litigation losses);

(v)
discontinued operations;

(vi)
regulatory and/or legislative changes and/or changes in accounting principles;

(vii)
labor union disruptions; and

(viii)
acts of God such as hurricanes.

(2)
“Fossil generation availability” measures the amount of time during a given period that a power generating unit is available to produce power.

(3)
The “nuclear industry composite performance index” referenced is the Institute of Nuclear Power Operations (“INPO”) index. INPO promotes the highest levels of safety and reliability in the operation of commercial nuclear power plants by establishing performance objectives, criteria and guidelines for the nuclear power industry and conducting regular detailed evaluations of all nuclear power plants in North America. The INPO index is an 18-month rolling average of a nuclear plant’s, and a company’s nuclear fleet’s, performance against operating performance measures.

(4)
“OSHA” is the United States Occupational Safety and Health Administration. An OSHA recordable injury is an occupational injury or illness that requires medical treatment more than simple first aid and must be reported under OSHA regulations.

(5)
“FERC” is the Federal Energy Regulatory Commission and “NERC” is the North American Electric Reliability Corporation. The determination of a violation is based on the year in which the penalty is paid, rather than the year in which the violation occurred. No violations in 2024.

(6)
“EFOR” is the equivalent forced outage rate and is computed as the hours of unit failure (unplanned outage hours and equivalent unplanned de-rated hours) given as a percentage of the total hours of the availability of an electricity generating unit.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 51

Executive Compensation
	Operational Performance Metrics	Description/Rationale	FPL Metric	NEER Metric
Customer Value	O&M costs (plan-adjusted)	O&M costs play a crucial role in ensuring the efficient, reliable, and safe operation of our infrastructure while minimizing costs, ensuring customer satisfaction and meeting regulatory requirements. Our best-in-class operations and maintenance costs ensure lower bills for our customers.	x	-
	Capital expenditures (plan-adjusted)	By making strategic capital expenditures, we can deliver sustainable, reliable, efficient service while reducing long-term costs, staying competitive and meeting regulatory requirements.	x	-
Reliability/Operational	Fossil generation availability(2)	High availability rates evidence efficient operations, good management and effective maintenance practices. We set our goal as exceeding the top decile of performance within the 2023 NERC survey; we do not disclose the specific goal as we are unable to share the underlying data as it was acquired through a purchased survey subject to confidentiality and proprietary restrictions.	x	-
	Nuclear industry composite performance index(3)	The “nuclear industry composite performance index” referenced in the INPO index. INPO promotes the highest levels of safety and reliability in the operation of commercial nuclear power plants by establishing performance objectives, criteria and guidelines for the nuclear power industry and conducting regular detailed evaluations of all nuclear power plants in North America. The INPO index is an 18-month rolling average of a nuclear plant’s, and a company’s nuclear fleet’s, performance against operating performance measures. We do not disclose the specific goal as we are unable to share the underlying data as it was acquired through purchased survey subject to confidentiality and proprietary restrictions.	x	x
	Service reliability — service unavailability (minutes)	The amount of downtime where power or other utility service was not provided due to outages or interruptions. We strive to minimize the number of minutes of service unavailability, as high availability rates are critical for customer satisfaction, operational efficiency and regulatory compliance. Our aggressive goal was set as exceeding the top decile performance level, as established by the 2023 Edison Electric Institute (EEI) survey results.	x	-
	Service reliability — average frequency of customer interruptions	Represents how often, on average, a customer experiences an interruption in service during the year. By including this metric, we incentivize management to understand and track the causes of these interruptions, as well as develop strategies to minimize their occurrence, thus improving overall service reliability and customer satisfaction. Our aggressive goal was set as exceeding the top decile performance level, as established by the 2023 Edison Electric Institute (EEI) survey results.	x	-
	Service reliability — average number of momentary interruptions per customer	The average number of momentary interruptions (brief outages of a few seconds to a few minutes) per customer is another measure of service reliability.	x	-
52 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
	Operational Performance Metrics	Description/Rationale	FPL Metric	NEER Metric
Reliability/Operational	Employee safety — OSHA recordables per 200,000 hours(4)	OSHA recordables per 200,000 hours is a standardized safety evaluation metric where a lower rate indicates fewer recordable incidents in the workplace, and as a result, a safer work environment. Safety is a leading indicator of our overall operational processes, and this metric is a key performance indicator of our safety practices. Good safety practices can contribute to better operational efficiency and resource utilization. Our aggressive goal was set as exceeding the top decile performance level, as established by the 2023 Edison Electric Institute (EEI) survey results.	x	x
	Significant environmental violations	We focus on eliminating significant environmental violations by setting the annual goal at zero such incidents — this demonstrates our commitment to environmental protection and stewardship, minimizing risks and preventing potential fines.	x	x
	Customer satisfaction — residential value surveys	Including these metrics in executive compensation allows for a clear assessment of individual and overall organizational performance in meeting customer needs and expectations. Residential customer satisfaction is important to us, as reliable and affordable electricity is paramount for the overall well-being of our residential customers.	x	-
	Customer satisfaction — business value surveys	Including business customer satisfaction as a metric in our compensation program encourages a culture of continuous improvement and innovation, which is important for us to support and contribute to the success and competitiveness of Florida’s business community.	x	-
	Performance under FERC and NERC reliability standards(5)	We devote significant attention to consistently meeting these regulations which ensure grid reliability and well-functioning power markets.	x	-
	Equivalent forced outage rate (EFOR)(6)	EFOR is an important metric for the Company as it helps in evaluating the reliability and availability of power generation assets.	-	x
Financial	Earnings (plan-adjusted, in millions)(1)	Strong earnings are essential for NEER as they reflect financial performance, contribute to investor confidence, support dividend payments, provide resources for growth and investment and facilitate debt servicing. Strong and sustainable earnings are critical for the success and long-term growth of the Company.	-	x
	Return on equity	ROE measures our ability to generate profits from shareholders’ equity, making it a good measure of how efficiently management is using equity to generate profits and grow the company. High and sustainable ROE indicates effective long-term strategic planning and execution.	-	x
	Meet budgeted cost goals (millions)	Meeting cost goals is essential as it drives profitability, enhances competitiveness, improves ROI, strengthens the customer value proposition, mitigates financial risks and drives operational efficiency. It is a critical aspect of NEER’s overall business strategy and long-term success in the renewable energy sector.	-	x
	XPLR Cash Available for Distribution (“CAFD”)	CAFD represents the amount of cash available for distribution to unitholders after deducting operating expenses, debt service, maintenance capital expenditures and other expenses related to the operation and maintenance of renewable energy assets. This metric provides insight into the financial performance and cash flow generation of renewable energy projects or portfolios.	-	x
NEXTERA ENERGY 2025 PROXY STATEMENT ● 53

Executive Compensation
	Operational Performance Metrics	Description/Rationale	FPL Metric	NEER Metric
Growth	Execute approved North American new and repowered wind projects on schedule and on budget	Executing on the construction and fulfillment of previously approved wind projects supports growth, including EPS growth.	-	x
	Execute approved North American solar and storage projects on schedule and on budget	Executing on the construction and fulfillment of previously approved solar projects supports growth, including EPS growth.	-	x
	New development or acquisition opportunities within NEER that receive approval	Growth of project backlogs gives visibility to future growth projects through focused capital investment for new, on-strategy growth opportunities.	-	x
	NextEra Energy Marketing, LLC. Growth: Pre-tax income contribution from all asset optimization, proprietary trading, origination, gas marketing and trading, full requirements net of G&A and Gexa Energy, LP	NextEra Energy Marketing is responsible for electricity and fuel management for all of NextEra Energy Resources' generation fleet, which includes the largest renewable energy portfolio in North America. As our portfolio of generation assets grows, optimizing our existing generation fleet will become a larger opportunity set, which enables us to lead the decarbonization of the U.S. economy.	-	x
After the end of 2024, the Executive Compensation Review Board (“Review Board”), whose members were Messrs. Ketchum, Bolster and Pimentel, Mrs. Kujawa and Mrs. Daggs, assessed:
(1)
whether the operational performance goals had been achieved, exceeded or missed and, to the extent exceeded or missed, by what margin such goals had been exceeded or missed (as set forth in the tables above);

(2)
the degree of difficulty of achieving each goal; and

(3)
the Company’s performance with respect to each goal as compared to the pre-established payout scale based on top-decile, top-quartile, median and sub-median performance on the same measure (industry-based, where benchmark data was available) and arrived at an aggregate determination for the Company’s 2024 performance as compared to the goals.

This assessment determined the Company had achieved superior performance in 2024. The determination of the Review Board was then presented to the Compensation Committee, which had ultimate authority to accept or modify all or any part of the determination. For 2024, the Compensation Committee reviewed and discussed the Review Board’s recommendations and the conclusions on which they were based and determined to accept those recommendations.
2024 annual incentive awards for the NEOs

Each NEO’s 2024 annual incentive payout was determined based on a rating (“NextEra Energy Performance Rating”) derived by combining the Company’s financial performance as measured by the financial performance matrix (weighted 50%) and the Company’s operational performance as compared to the operational performance goals (weighted 50%). The NextEra Energy Performance Rating for 2024 was 1.81.

FINANCIAL PERFORMANCE (50%)	OPERATIONAL PERFORMANCE (50%)	OVERALL PERFORMANCE RATING
2024 Adjusted EPS Growth: 8.2%
2024 Adjusted ROE: 14.7%
2.00	1.62	1.81

54 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
The NextEra Energy Performance Rating may be adjusted for each NEO by the Compensation Committee based on individual performance under circumstances in which the Compensation Committee determines that the formulaic calculation of the performance rating without adjustment would otherwise result in the payment of an inappropriate incentive. The Compensation Committee generally uses this aspect of the executive compensation program on a conservative basis, as it believes the formula for calculating the NextEra Energy Performance Rating ordinarily should result in appropriate incentive payments. The individual performance adjustment, when used, historically has most often ranged between ±10%.
The Compensation Committee determined the individual performance factors for 2024 based on recommendations from the CEO (for all of the NEOs other than himself). In addition to the Company’s exceptional performance as described in the Executive Summary above, the Compensation Committee considered the following criteria in determining the 2024 individual performance factors:
»
Financial Goals: Consistently achieving the Company’s annual financial objectives, as well as the annual financial objectives for the executive’s business unit, ensuring strong returns for our shareholders.
»
Growth Goals: Maintaining leadership in the power market across the U.S. to meet the rapidly growing power demand, while consistently executing projects on schedule and within budget, furthering our expansion and market dominance.
»
Operational Excellence: Keeping electric bills low, while outperforming industry standards with top-decile reliability for our customers.
»
Organizational development: Securing top-tier talent and implementing effective succession planning strategies to uphold business continuity, drive future success and reinforce our position as an industry leader for the long term.
The following illustrates the determination of the 2024 annual incentive for each NEO:
In years where the Company’s performance is above the performance of its peers on industry benchmarks, the Company expects annual incentive awards will be paid to the NEOs above target. This was the case in 2024, and the NEOs’ annual incentive awards were as follows:
NAMED EXECUTIVE OFFICER	2024 ANNUAL INCENTIVE TARGET (AS A % OF BASE SALARY	2024 TARGET ANNUAL INCENTIVE ($)	NEXTERA ENERGY OVERALL PERFORMANCE RATING	2024 ANNUAL INCENTIVE AWARD ($)
John W. Ketchum	160%	2,520,000	1.81	5,014,800
Brian W. Bolster(1)	70%	665,000	1.81	1,236,900
Rebecca J. Kujawa	100%	1,100,000	1.81	2,090,000
Armando Pimentel, Jr.	100%	1,000,000	1.81	1,970,000
Charles E. Sieving	70%	892,000	1.81	1,775,100
Terrell Kirk Crews II	70%	511,200	1.81	950,800

(1)
Mr. Bolster was hired on May 6, 2024. His 2024 annual incentive was not prorated as part of the overall compensation package as an inducement for him to accept the position.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 55

Executive Compensation
2024 long-term performance-based equity compensation
EQUITY COMPENSATION MIX
In determining the appropriate mix of equity compensation components, the Compensation Committee primarily considers the following factors:

» The mix of these components at competitor and peer companies and emerging market trends	» The retention value of each element and other values important to the Company, including, for example, the tax and accounting consequences of each type of award	» The advice of the Compensation Consultant	» The perceived value to the NEO of each element
The Compensation Committee continued its practice of granting NEOs equity-based compensation, the majority of which is composed of performance share awards. This practice aligns with feedback from our shareholders, who have indicated during our shareholder outreach they favor the longer-term features of performance shares. The target award level for each equity-based element was expressed as a percentage of each NEO’s target total direct compensation opportunity. The target dollar value for each component was converted to a number of shares of equivalent value (estimated present value for stock options and performance shares).
2024 MIX OF EQUITY COMPENSATION AWARDS FOR THE NEOS
In 2024, the Compensation Committee granted the following mix of equity-based compensation to the NEOs:
	MIX OF EQUITY COMPENSATION AWARDS(1)
NAMED EXECUTIVE OFFICER	PERFORMANCE SHARES	OPTIONS	PERFORMANCE-BASED RESTRICTED STOCK	PERFORMANCE-BASED RESTRICTED XPLR COMMON UNITS
John W. Ketchum	65%	25%	3%	7%
Brian W. Bolster	60%	20%	20%	—
Rebecca J. Kujawa	60%	20%	13%	7%
Armando Pimentel, Jr.	60%	20%	20%	—
Charles E. Sieving	60%	20%	13%	7%
Terrell Kirk Crews II	60%	20%	13%	7%

(1)
Calculation of percentage mix based on the target value of each grant as a percentage of each NEO’s total equity-based compensation.

PERFORMANCE SHARE AWARDS GRANTED IN 2024 FOR THE PERFORMANCE PERIOD ENDING
DECEMBER 31, 2026
The performance share awards granted in 2024 have a three-year performance period beginning January 1, 2024 and ending December 31, 2026; dividends are not paid or accrued during the performance period. The 2024 performance share awards have 3-year adjusted ROE and adjusted EPS growth and operational measures as performance measures, as well as a ±20% relative TSR modifier based on performance of the top ten power companies by market capitalization (as defined on page 37) at the end of a three-year period, capped at 200% of target. Consistent with prior years, the awards also have an individual performance factor ranging from ±20%, to enable the Compensation Committee to adjust payouts based on their assessment of the NEO’s individual performance. The goals used for the performance share awards are different both in terms of the objectives and time-frames from the goals used under the Company’s Annual Incentive Plan. The measures and their relative weights are set forth below:
56 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
PERFORMANCE MEASURE	WEIGHT	TARGET
Financial measures:
3-year adjusted ROE and adjusted EPS growth determined using the financial matrix below:		ROE: 8.4%
		EPS: 4.7%
Operational measures: 5% each
3-year average employee safety — OSHA recordables/200,000 hours		1.16
Nuclear industry composite performance index (combined for FPL and NextEra Energy Resources nuclear facilities)		93.6
3-year average equivalent forced outage rate (fossil and renewable generation)		6.4%
FPL 3-year average service reliability — service unavailability (minutes)		140.1
TSR modifier
3-year TSR relative to top ten power companies by market capitalization, which is a subset of the S&P 500 Utilities Index	±20% modifier to award payout	Midpoint of TSR at the 75th and 25th percentiles, with linear interpolation used to calculate results between the 25th and 75th percentiles
During the performance period, performance shares are not issued. The NEO may not sell or transfer the NEOs contingent right to receive performance shares and dividends are not paid.
PAYOUT OF PERFORMANCE SHARE AWARDS GRANTED IN 2022 FOR THE PERFORMANCE PERIOD ENDED DECEMBER 31, 2024
Each NEO, other than Mr. Bolster and Mr. Pimentel, who were not employed at the time of the 2022 grant, was granted a target number of performance shares in 2022 for a three-year performance period beginning January 1, 2022 and ending on December 31, 2024. The Compensation Committee views the payout of this grant after the end of the performance period as part of each NEO’s 2022 compensation, while the performance shares granted in 2024 for the performance period ending on December 31, 2026 are considered to be part of each NEO’s 2024 compensation, even though the shares will not be issued, if at all, until February 2027.
In February 2025, payouts were made under the 2022-2024 performance share grants. The 2022-2024 performance grants were based on a financial performance matrix of adjusted EPS growth and adjusted ROE (weighted 80%), operational measures (weighted 20%), and TSR relative to the top ten power companies by market capitalization (+/- 20% modifier). The awards also have an individual performance factor ranging from ±20%, to enable the Compensation Committee to adjust payouts based on their assessment of the NEO’s individual performance.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 57

Executive Compensation
For the performance period from January 1, 2022 through the end of 2024, NextEra Energy’s relative TSR was -13.02% and ranked eighth among the top ten power companies by market capitalization, resulting in a relative TSR modifier of -20%. Consistent with prior years, for the purpose of calculating payout percentages, the TSRs at the 75th and 25th percentiles are defined as the TSRs of the peers that rank nearest, rounding up, to the given percentiles. The TSR calculation requires a 20-trading day average to determine the beginning average and ending average price for the common stock of NextEra Energy and each member of the peer group.
	Relative TSR Percentile Ranking for THREE Year Performance Period	TSR Results for Three Year Performance Period	Modifier Result
NextEra Energy		-13.02%	0.80
Top Ten Power Companies by Market Capitalization (a subset of the S&P 500 Utilities Index)	≥75th Percentile	47.84%	120%
	Midpoint	17.41%	100%
	≤25th Percentile	-13.02%	80%
Based on our performance during the performance period, the 2022 performance share award received an overall rating of 1.58, determined as shown below.
PERFORMANCE MEASURE(1)	WEIGHT	RESULT	PAYOUT AS A % OF TARGET
Adjusted EPS growth and adjusted ROE	80%	2.00	200%
Operational measures	20%	1.90	190%
Overall rating		1.98	198%
Relative TSR modifier	±20%	0.80	80%
Overall rating (after applying relative TSR modifier and individual performance factors)(1)		1.58	158%

(1)
Each NEO’s individual performance factor ranges from ±20% and can only modify the overall rating prior to applying the TSR modifier. Despite the excellent performance of the NEOs, the Committee elected not to utilize the individual performance factor, and the NEOs received an overall rating of 1.58.

Applying the overall rating results to the target performance shares resulted in the following performance share award payouts for each of the NEOs:
NAMED EXECUTIVE OFFICER	TARGET PERFORMANCE SHARES FOR PERFORMANCE PERIOD 1/1/22-12/31/24	PAYOUT FACTOR	PERFORMANCE SHARES EARNED
John W. Ketchum	81,354	1.58	128,539
Brian W. Bolster(1)	—	—	—
Rebecca J. Kujawa	47,203	1.58	74,580
Armando Pimentel, Jr.(1)	—	—	—
Charles E. Sieving	20,447	1.58	32,306
Terrell Kirk Crews II	11,333	1.58	17,906

(1)
Messrs. Bolster and Pimentel did not receive a 2022 performance share award as they were not employed by the Company at that time.

PERFORMANCE-BASED RESTRICTED STOCK GRANTED IN 2024
The performance objective for performance-based restricted stock is adjusted earnings of $3.0 billion. The shares of performance-based restricted stock granted in 2024 will not vest unless and until the Compensation Committee certifies that NextEra Energy’s adjusted earnings for each of 2024, 2025 and 2026, respectively, equal or exceed $3.0 billion; vesting occurs one-third per year for three years for each year the corporate performance objective is met. If the adjusted earnings objective is not met in any year, performance-based restricted stock scheduled to vest in that year is forfeited.
Because the Compensation Committee intends for the grant date present value of performance-based restricted stock awards to equal the fair market value of an equivalent number of shares of the Company’s common stock absent the performance and vesting conditions, dividends are paid on performance-based restricted stock awards as dividends are paid on the common stock. However, any dividends paid on performance-based restricted stock awards that do not vest must be repaid within 30 days following forfeiture of the award. In addition, NEOs have the right to vote their shares of performance-based restricted stock.
58 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
PERFORMANCE-BASED RESTRICTED XPLR COMMON UNITS GRANTED IN 2024
In February 2024, NEOs who are also officers of XPLR were granted XPLR performance-based restricted common units (“XPLR Awards”). The Compensation Committee believes the proposed XPLR Awards further align the incentive compensation of these NEOs to activities that promote the growth of long-term value for our shareholders. After considering this and other factors, the Board of Directors of XPLR (the “XPLR Board”) in February 2024 approved grants of XPLR Awards to those Company NEOs who also are officers of XPLR, as well as to other officers and employees of the Company or its affiliates who are responsible for significant XPLR activities.
The XPLR Awards received by the NEOs did not increase the NEOs’ overall incentive compensation opportunity, but instead replaced on a dollar-for-dollar basis approximately 7% of the aggregate grant date value of the portion of their long-term performance-based awards in 2024 that otherwise would have been issued in the form of performance-based restricted stock of the Company. The performance objective for the XPLR Awards is adjusted EBITDA of $900 million. Adjusted EBITDA is XPLR’s consolidated net income, as reported in its audited financial statements as determined in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization less certain non-cash, non-recurring items. Therefore, the XPLR Awards granted in 2024 will not vest unless and until the XPLR Board certifies that XPLR’s adjusted EBITDA for 2024, 2025 and 2026, respectively, equals or exceeds $900 million; the awards vest one-third per year for three years for each year the XPLR performance objective is met. If the objective of adjusted EBITDA of $900 million is not met in any year, performance-based restricted XPLR common units scheduled to vest in that year are forfeited.
Distributions are paid on performance-based restricted XPLR common units as and when declared by XPLR but are subject to repayment by the NEO if awards are forfeited prior to vesting. In addition, NEOs have the right to vote their performance-based restricted XPLR common units.
The XPLR Awards were made pursuant to the NextEra Energy Partners, LP 2014 Long Term Incentive Plan (“NEP 2014 LTIP”). XPLR will be reimbursed by the Company for the grant date fair value of all XPLR Awards granted to employees and officers of the Company or its affiliates.
NON-QUALIFIED STOCK OPTION AWARDS IN 2024
The Compensation Committee grants non-qualified stock options that vest and become exercisable one-third per year for three years, beginning approximately one year from date of grant. Stock options have an exercise price equal to the closing price of NextEra Energy common stock on the grant date (February 15, 2024) and generally expire ten years from date of grant. The NextEra Energy, Inc. 2021 Long Term Incentive Plan (the “2021 LTIP”) prohibits repricing of awarded options without shareholder approval.
EQUITY GRANT PRACTICES
Stock option awards are granted by the Compensation Committee to the NEOs each year in mid-February, which is a date that is normally set two years in advance. The Compensation Committee believes granting stock options in this way is appropriate because the Company typically releases year-end earnings in late January, so all relevant information should be available to the market on the grant date. Stock option awards may also be made to new executive officers upon hire or promotion, generally coincident with the date of hire or promotion or the Compensation Committee meeting next following the date of hire or promotion. The Compensation Committee does not seek to time stock option grants to take advantage of material non-public information (“MNPI”), either positive or negative, about the Company which has not been publicly disseminated. The Company has not timed the disclosure of MNPI for the purpose of affecting the value of executive compensation. The exercise price of options granted is equal to the closing market price of NextEra Energy’s common stock on the effective date of the grant.
The following table provides information regarding stock options granted to our NEOs in 2024 within four business days before the filing of a periodic report or current report disclosing MNPI or within one business day after the filing of such information.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 59

Executive Compensation
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING THE AWARD	EXERCISE PRICE OF THE AWARD ($/SHARE)	GRANT DATE FAIR VALUE OF THE AWARD
PERCENTAGE CHANGE IN THE
CLOSING MARKET PRICE OF
THE SECURITIES UNDERLYING
THE AWARD BETWEEN THE
TRADING DAY ENDING
IMMEDIATELY PRIOR TO THE
DISCLOSURE OF MNPI AND
THE TRADING DAY BEGINNING
IMMEDIATELY FOLLOWING THE
DISCLOSURE OF MNPI

John W. Ketchum	2/15/2024	230,700	57.27	2,599,989	-1.2%
Brian W. Bolster	5/6/2024	43,899	71.25	679,996	2.6%
Rebecca J. Kujawa	2/15/2024	120,674	57.27	1,359,996	-1.2%
Armando Pimentel, Jr.	2/15/2024	106,477	57.27	1,199,996	-1.2%
Charles E. Sieving	2/15/2024	45,244	57.27	509,900	-1.2%
Terrell Kirk Crews II	2/15/2024	34,755	57.27	391,689	-1.2%
Other practices and policies related to compensation
Stock ownership and retention policies
The Company believes it is important for executive officers to accumulate a significant amount of NextEra Energy common stock to align officers’ interests with those of the Company’s shareholders.
NextEra Energy’s NEOs (and all other officers) are subject to a stock ownership policy and a stock retention policy. The Company believes these policies strongly reinforce NextEra Energy’s executive compensation philosophy and objectives. At the same time, the Company recognizes the accumulation of a large, undiversified position in NextEra Energy common stock can at some point create undesired incentives, and it permits its officers some degree of diversification once the target level of holdings is reached.
Under the stock ownership policy, officers are expected, within five years after appointment to office, to own NextEra Energy common stock with a value equal to a multiple of their base salaries. Shares of NextEra Energy common stock and share units held in NextEra Energy’s employee benefit plans and deferred compensation plan are credited toward meeting this requirement. Unvested shares of performance-based restricted stock, shares subject to unpaid performance share awards and unexercised options do not count toward the calculation of required holdings. The current multiples are as follows:
POSITION	STOCK OWNERSHIP REQUIREMENT, AS A MULTIPLE OF BASE SALARY RATE		COMPLIANCE PERIOD	COMPLIANCE STATUS
CEO		7x	Within five years after appointment to office	As of December 31, 2024, all NEOs, other than Mr. Bolster, who joined the Company in 2024, owned common stock in excess of their requirements
Senior executive officers		3x
Other officers		1x
Under the stock retention policy, until such time as the requirements of the stock ownership policy are met, NextEra Energy expects executive officers to retain (and not sell) a number of shares equal to at least two-thirds of shares acquired through equity compensation awards (cumulatively, from the date of appointment as an executive officer). In addition, senior executive officers must retain all shares of performance-based restricted stock for a minimum of 24 months after vesting (net of shares withheld for, or used to pay, taxes).
Officers who fail to comply with the retention policy may not be eligible for future equity-based compensation awards for a two-year period. The CEO may approve the modification or reduction of the minimum retention requirements (other than for himself) to address the special needs of a particular officer, although to date there have been no such modifications or reductions.
60 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
Clawback provisions
The Company has an incentive compensation recoupment, or “clawback,” policy which provides for recoupment of Incentive Compensation from current and former executive officers in the event of a Triggering Event (the “Clawback Policy”). Capitalized terms used but not defined herein shall have the same respective meanings given to them in the Clawback Policy.
“Incentive Compensation” means any compensation, including but not limited to annual cash incentives under the Executive Annual Incentive Plan (or any successors thereto), and long-term equity incentives under the Amended and Restated 2011 Long Term Incentive Plan and the 2021 Long Term Incentive Plan, that was granted, earned or vested based in whole or in part upon the attainment of one or more Financial Reporting Measures; provided however, for the avoidance of doubt, “Incentive Compensation” does not include any long-term incentives under the XPLR Infrastructure, LP 2024 Long Term Incentive Plan or under any other incentive plan of XPLR Infrastructure, LP in effect from time to time.
“Triggering Event” means a decision by the Audit Committee of the Board that an accounting restatement of the Company’s previously published financial statements is required due to material non-compliance by the Company with any financial reporting requirement under the federal securities laws, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period or, if earlier, the date such a decision should have been made.
If a Triggering Event occurs, the Company shall (to the extent permitted by applicable law) promptly recoup any Incentive Compensation received during the Recoupment Period by any individual who served as an Executive Officer at any time during the performance period applicable to such Incentive Compensation that was in excess of that which such Executive Officer would have received after giving effect, as applicable, to the accounting restatement associated with the Triggering Event. The incentive compensation to be recouped will be in an amount and form determined in the judgment of the Board following recommendation by the Compensation Committee (which recommendation shall not be binding), in accordance with the applicable listing standards or policies of the national stock exchange upon which the Company’s shares are listed.
The Company shall not be permitted to insure or indemnify any Executive Officer against (i) the loss of any Incentive Compensation that is recouped in accordance with the Clawback Policy, or (ii) any claims relating to the Company’s enforcement of its rights under the Clawback Policy.
Anti-hedging policy
The Company’s Trading Policy, which applies to all directors, officers and employees of the Company (collectively, referred to as “insiders” in the Trading Policy), prohibits hedging transactions with respect to securities of the Company. The Company considers it improper and inappropriate for any Company insider to engage in short-term or speculative transactions in the Company’s securities. Transactions in options, puts, calls or other derivative securities are prohibited. Additionally, certain forms of hedging transactions with respect to the Company’s securities, such as prepaid variable forwards, equity swaps and collars, are prohibited. These transactions allow an insider to continue to own covered securities without the full risks and rewards of ownership and the insider may no longer have the same objectives as the Company’s other shareholders. Therefore, these transactions are prohibited under the Trading Policy.
Anti-pledging policy
The Company’s Trading Policy prohibits pledging transactions with respect to securities of the Company. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of MNPI or otherwise is not permitted to trade in Company securities, insiders are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.
Risk oversight
The Compensation Committee oversees compensation-related risks, including annually reviewing management’s assessment of risks related to employee compensation programs. In February 2024 and 2025, the Compensation Committee reviewed management’s analysis of the Company’s compensation program risks and mitigation of those risks, as well as the Company’s ongoing compensation risk management process. The Compensation Committee reviewed, among other matters, the Board’s overall role in the oversight of the Company’s risks, the Compensation Committee’s role in the oversight of compensation-related risks, the relationship of certain risks to the Company’s compensation programs and policies and the compensation risk-related risk mitigation practices and controls which the Company has in place.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 61

Executive Compensation
Additional 2024 compensation elements
BENEFITS
NextEra Energy provides its executive officers with a comprehensive benefits program which includes health and welfare, life insurance and other personal benefits. For programs to which employees contribute premiums, executive officers pay the same premiums as other similarly situated exempt employees. Retirement and other post-employment benefits are discussed under Post-Employment Compensation. These benefits are an integral part of the total compensation package for NEOs, and the aggregate value is included in the information reviewed by the Compensation Committee annually to ensure the reasonableness and appropriateness of total rewards. In addition, NextEra Energy believes the intrinsic value placed on personal benefits by the NEOs is generally greater than the incremental cost of those benefits to the Company.
PERSONAL BENEFITS
NextEra Energy provides its executive officers with personal benefits which, in many cases, improve efficiency by allowing the executive officers to focus on their critical job responsibilities and/or increasing the hours they can devote to work. Some of these benefits also serve to better secure the safety of the executive officers and their families. The Compensation Committee and its Compensation Consultant periodically review the personal benefits offered by the Company to ensure the program is competitive and producing the desired results. The Compensation Committee believes the benefits the Company derives from these personal benefits more than offset their incremental cost to the Company.
See footnote 2 to Table 1b: 2024 Supplemental All Other Compensation for a description of the personal benefits provided to the NEOs for 2024.
USE OF COMPANY-OWNED AIRCRAFT
Company aircraft are available to the NEOs, as well as other employees and directors, for business travel, which includes, in the judgment of the Governance & Nominating Committee, travel by NEOs to Company-approved outside board meetings and travel in connection with physical examinations. Among other advantages, business use of the aircraft by executives maximizes time efficiencies, provides a confidential environment for business discussions and enhances security.
NextEra Energy permits limited non-business use of Company aircraft by NEOs when that use does not interfere with the use of Company aircraft for business purposes. Non-business use is generally discouraged, however, and must be approved in advance by the CEO. NEOs must pay the Company for their non-business use based on the rate prescribed by the IRS for valuing non-commercial flights. An NEO traveling on Company aircraft for business purposes may, with the approval of the CEO, be accompanied by the NEO’s guests, spouse and/or other family members. In this circumstance, there is essentially no incremental cost to the Company associated with transporting the additional passengers. Unless the travel is important to carrying out the business responsibilities of the NEO, however, the Company generally requires payment by the NEO for these passengers based on the rates described above. All non-business use of Company aircraft is reported to and reviewed by the Governance & Nominating Committee annually. In 2024, the NEOs’ use of Company aircraft for non-business purposes represented approximately 98 passenger flight hours and travel to Company-approved outside board meetings and annual physical examinations represented an additional approximately 25 passenger flight hours. Company aircraft were used for a total of approximately 3,491 passenger flight hours in the aggregate in 2024.
POLICY ON TAX REIMBURSEMENTS ON EXECUTIVE PERQUISITES
In accordance with the NextEra Energy, Inc. Policy on Tax Reimbursements on Executive Perquisites, the Company does not provide tax reimbursements on perquisites to the NEOs. In circumstances where the Compensation Committee deems such an action appropriate, the Company may provide tax reimbursements to executives as part of a plan, policy or arrangement applicable to a broad base of management employees of the Company, such as a relocation or expatriate tax equalization policy.
Post-employment compensation
NextEra Energy expects continued and consistent high levels of individual performance from all executive officers as a condition of continued employment. The Company has in the past terminated the employment of executive officers who were unable to sustain the expected levels of performance, and it is prepared to do so in the future should that become necessary. All of the NEOs, including the CEO, are “employees at will.”
62 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Executive Compensation
Set forth below is a description of the agreements and programs that may provide for compensation should an NEO’s employment with the Company terminate under specified circumstances.
Severance Plan
The NextEra Energy, Inc. Executive Severance Benefit Plan (the “Severance Plan”) provides for the payment of severance benefits to the NEOs and to certain other senior executives if their employment with the Company is involuntarily terminated in specified circumstances. The purpose of the Severance Plan is to retain the covered senior executives and encourage dedication to their duties by ensuring the equitable treatment of those who may experience an involuntary termination, as defined in the Severance Plan. The Severance Plan provides severance benefits following involuntary termination in exchange for entry by the executive into a release of claims against the Company and an agreement to adhere to certain non-competition and related covenants protective of the Company and its affiliates. Following a covered involuntary termination and the execution of the release and other agreement, the executive would receive a cash payment equal to two times the executive’s annual base salary plus two times the executive’s target annual incentive compensation for the year of termination, payable in two equal annual installments. In addition, the executive’s outstanding equity and equity-based awards would vest pro rata, and become payable at the end of any applicable performance periods, subject to the attainment by the Company of the specified performance objectives. The executive also would receive certain ancillary benefits, including outplacement assistance or payment in an amount equal to the value of the outplacement assistance. Amounts payable under the Severance Plan are subject to a cap specified in the Severance Plan.
The Company may amend or terminate the Severance Plan, in full or in part, at any time, but if an amendment or termination would affect the rights of an executive, the executive must agree in writing to the amendment or termination. The Severance Plan does not provide for the payment of severance benefits upon terminations governed by the terms of the executive retention employment agreement (“Retention Agreement”) described below.
Change in control
Each of the NEOs is a party to a Retention Agreement with the Company. The Compensation Committee has concluded the Retention Agreements are desirable in order to align NEO and shareholder interests under some unusual conditions, as well as useful and, in some cases, necessary to attract and retain senior executive talent.
In connection with a change in control of the Company, it can be important to secure the dedicated attention of executive officers whose personal positions are at risk and who have other opportunities readily available to them. By establishing compensation and benefits payable under various merger and acquisition scenarios, change in control agreements enable the NEOs to set aside personal financial and career objectives and focus on maximizing shareholder value. These agreements also help the officer to maintain an objective and neutral perspective in analyzing opportunities that may arise. Furthermore, they ensure continuity of the leadership team at a time when business continuity is of paramount concern. Without the Retention Agreements, the Company would have a greater risk of losing key executives in times of uncertainty.
Retention Agreements entered into since 2009 do not include excise tax gross-ups. Retention Agreements entered into since 2021 require double-trigger equity vesting upon a change of control; i.e., there must be both a change of control and qualifying termination for accelerated vesting to occur. The material terms of the Retention Agreements are described under Potential Payments Upon Termination or Change in Control beginning on page 75.
Retirement programs
EMPLOYEE PENSION PLAN AND 401(K) PLAN
NextEra Energy maintains two retirement plans which qualify for favorable tax treatment under the Internal Revenue Code (“Code”): a non-contributory defined benefit pension plan and a defined contribution 401(k) plan. These plans are available to substantially all NextEra Energy employees. Each of the NEOs participates in both plans. The pension plan is more fully described following Table 5: Pension Benefits.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (“SERP”)
Current tax laws place various limits on the benefits payable under tax-qualified retirement plans, such as NextEra Energy’s defined benefit pension plan and 401(k) plan, including a limit on the amount of annual compensation that can be taken into account when applying the plans’ benefit formulas. Therefore, the retirement incomes provided to the NEOs by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. In order to make up for this and maintain the market-competitiveness of NextEra Energy’s executive retirement benefits, NextEra Energy maintains an unfunded, non-qualified SERP for its executive officers, including the NEOs. For
NEXTERA ENERGY 2025 PROXY STATEMENT ● 63

Executive Compensation
the NEOs, compensation included under the SERP is annual base salary plus the actual annual cash incentive award, as opposed to the compensation included under the qualified plans, which is annual base salary only. NextEra Energy believes it is appropriate to include annual cash incentive awards for purposes of determining retirement plan benefits (both defined benefit pension and 401(k)) for the NEOs in order to ensure the NEOs can replace in retirement a proportion of total compensation similar to that replaced by other employees participating in the Company’s defined benefit pension and 401(k) plans, bearing in mind that base salary alone constitutes a relatively smaller percentage of an NEO’s total compensation.
For additional information about the defined benefit plan benefit formulas under the SERP, see Table 5: Pension Benefits and accompanying descriptions.
DEFERRED COMPENSATION PLAN
NextEra Energy sponsors a non-qualified, unfunded Deferred Compensation Plan, which allows eligible highly compensated employees, including the NEOs, voluntarily and at their own risk, to elect to defer certain forms of compensation prior to the compensation being earned and vested. NextEra Energy makes this opportunity available to its highly compensated employees as a financial planning tool and an additional method to save for retirement. Deferrals by executive officers generally result in the Company deferring its obligation to make cash payments or issue shares of its common stock to those executive officers.
The Compensation Committee does not view the Deferred Compensation Plan as providing executives with additional compensation. Participants in the Deferred Compensation Plan are general creditors of the Company and the deferral of the payment obligation provides a financial advantage to the Company. For additional information about the Deferred Compensation Plan, see Table 6: Non-qualified Deferred Compensation and accompanying descriptions.
Tax considerations
The Compensation Committee carefully considers the tax impact of the Company’s compensation programs on NextEra Energy as well as on the NEOs. However, the Compensation Committee believes decisions regarding executive compensation should be primarily based on whether they result in positive long-term value for the Company’s shareholders and other important stakeholders. While the Compensation Committee believes shareholder interests are best served if it retains discretion and flexibility in awarding compensation, even though some compensation awards may result in non-deductible compensation expenses, the Compensation Committee intends to maintain strong pay-for-performance alignment of executive compensation arrangements notwithstanding loss of deductibility due to repeal of the exemption for performance-based compensation.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis required by applicable SEC rules which precedes this Report and, based on its review and that discussion, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis set forth above be included in the Company’s proxy statement for the 2025 annual meeting of shareholders and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Respectfully submitted,
THE COMPENSATION COMMITTEE

Kirk S. Hachigian, Chair	James L. Camaren	Amy B. Lane	Dev Stahlkopf	Darryl L. Wilson
64 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION TABLES
When reviewing the narrative, tables and footnotes which follow, note that, in order to meet the goals and objectives of NextEra Energy’s executive compensation program as described in the Compensation Discussion & Analysis, the Compensation Committee primarily focuses on, and values, each NEO’s total compensation opportunity at the beginning of the relevant performance periods. Since many elements of total compensation are variable, based on performance and are not paid to the NEO for one, two or three years (and in some instances longer) after the compensation opportunity is first determined, the amounts reported in some of the tables in this proxy statement may reflect compensation decisions made prior to 2024 and in some cases reflect amounts different from the amounts that may ultimately be paid.
Table 1a: 2024 summary compensation table
The following table provides certain information about the compensation paid to, or accrued on behalf of, the NEOs in 2024. It is important to keep in mind the following when reviewing the table:
»
The amounts shown in the “Stock Awards” and the “Option Awards” columns are based on the aggregate grant date fair value of awards computed under applicable accounting rules for all equity compensation awards.
»
The “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column reflects the change in the present value of the pension benefit payable to each NEO in the applicable year. These changes in present value are not related to any compensation decision on the part of the Compensation Committee.
TABLE 1A: 2024 SUMMARY COMPENSATION TABLE
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME AND PRINCIPAL POSITION (1)	YEAR	SALARY (3) ($)	BONUS(4) ($)	STOCK AWARDS (5)(6)(7) ($)	OPTION AWARDS (5) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION (8) ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS (9)(10) ($)	ALL OTHER COMPENSATION (9)(11) ($)	TOTAL ($)
John W. Ketchum(2), Chairman, President and CEO of NextEra Energy and Chairman of FPL	2024	1,575,000	0	11,053,947	2,599,989	5,014,800	918,853	441,009	21,603,598
	2023	1,575,000	0	10,568,909	2,599,993	4,636,800	811,026	399,396	20,591,124
	2022	1,483,333	0	8,436,431	2,187,500	4,500,000	475,209	331,856	17,414,329
Brian W. Bolster, Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL	2024	628,462	1,500,000	5,324,182	679,996	1,236,900	0	244,870	9,614,410
Rebecca J. Kujawa, President and Chief Executive Officer of NextEra Energy Resources	2024	1,100,000	0	7,403,858	1,359,996	2,090,000	453,542	195,464	12,602,860
	2023	1,100,000	0	7,111,077	1,359,993	2,024,000	407,530	173,876	12,176,476
	2022	979,167	0	5,487,265	1,099,995	2,000,000	288,824	146,585	10,001,836
Armando Pimentel, Jr., President and Chief Executive Officer of FPL	2024	1,000,000	0	6,532,879	1,199,996	1,970,000	359,127	289,155	11,351,157
	2023	896,154	0	6,274,511	1,199,997	1,840,000	117,429	235,316	10,563,407
Charles E. Sieving, Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer of NextEra Energy and Executive Vice President of FPL	2024	1,274,300	0	2,775,559	509,900	1,775,100	525,247	225,166	7,085,272
	2023	1,274,300	0	2,665,736	509,894	1,641,300	423,332	207,615	6,772,178
	2022	1,190,900	0	2,376,928	476,495	1,429,080	380,269	174,889	6,028,560
Terrell Kirk Crews II, Executive Vice President Chief Risk Officer of NextEra Energy	2024	730,300	0	2,132,490	391,689	950,800	227,823	112,415	4,545,517
	2023	730,300	0	2,048,115	391,691	940,600	204,299	103,552	4,418,556
	2022	630,400	0	1,317,395	264,094	889,000	103,644	91,662	3,296,195
NEXTERA ENERGY 2025 PROXY STATEMENT ● 65

EXECUTIVE COMPENSATION
(1)
Mr . Ketchum was appointed Chairman of FPL on February 15, 2023. Mr. Bolster joined the Company on May 6, 2024 as executive vice president, finance and chief financial officer of NextEra Energy and FPL. Mr. Crews served as executive vice president, finance and chief financial officer of NextEra Energy and FPL until his appointment as executive vice president and chief risk officer of NextEra Energy effective May 6, 2024. Mr. Pimentel rejoined the Company on January 25, 2023 and was appointed CEO of FPL on February 15, 2023.

(2)
In accordance with SEC rules, for 2024, NextEra Energy’s last completed fiscal year, the ratio of the annual total compensation of Mr. Ketchum, the principal executive officer (“PEO”), to NextEra Energy’s median employee’s annual compensation was 147 to 1. The median employee’s annual total compensation was $146,532. The total annual compensation of the PEO for purposes of calculating the pay ratio was $21,603,598. We identified a new median employee for 2024 from our employee population as of December 31, 2024. On that date, NextEra Energy had 16,774 U.S.-based active employees. NextEra Energy had 91 employees in Canada that were excluded in accordance with SEC rules from the median employee determination as they represented less than 5% of the Company’s workforce. The compensation measure used to identify the median employee was total cash compensation, and no employee’s compensation was annualized. Total cash compensation is the predominant form of employee remuneration. All of the elements of the employee’s 2024 compensation were combined in accordance with the applicable SEC rules.

(3)
Amounts in the salary column are composed of executive salaries earned for the year shown. Mr. Bolster joined the Company on May 6, 2024 with an annual salary of $950,000; the amount shown reflects the prorated amount earned in 2024.

(4)
The amount in the bonus column represents the signing bonus paid to Mr. Bolster upon his commencement of employment; subject to three-year repayment terms.

(5)
The amounts shown represent the aggregate grant date fair value of equity-based compensation awards granted during the relevant year, valued in accordance with applicable accounting rules, without reduction for estimated forfeitures. See Note 11 Equity — Stock-Based Compensation to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the years ended December 31, 2024, December 31, 2023 and December 31, 2022 for the assumptions used in this valuation.

(6)
Includes performance-based restricted stock and performance share awards valued based on the probable outcome of the performance conditions as of the grant date, and for Mrs. Kujawa and Messrs. Ketchum, Crews, and Sieving, performance-based restricted XPLR common units. The grant date fair value of performance-based restricted XPLR common units is measured based upon the closing market price of XPLR common units as of the date of grant, February 20, 2024. With respect to the performance shares granted in 2024, 2023 and 2022 to all NEOs, a performance rating assumption of 1.40 (i.e., target shares multiplied by 1.40) was used (in accordance with applicable accounting guidance) to value such performance share awards and grant date fair value for all NEOs was determined on the grant date using the Monte-Carlo simulation process with the following variables:

DESCRIPTION	MARKET	VOLATILITY	YIELD	INTEREST RATE	EXPECTED LIFE	FAIR VALUE
For the 2/15/2024 grant	$57.27	27.00%	3.01%	4.34%	2.87 yr.	$53.89
For the 2/16/2023 grant	$75.69	27.17%	2.45%	4.34%	2.87 yr.	$70.42
For the 2/17/2022 grant	$75.38	29.85%	2.42%	1.67%	2.87 yr.	$66.39

(7)
The maximum payout of performance shares granted in 2024 is 2.00 times target. Therefore, the maximum aggregate grant date fair value of the awards granted in 2024 is: for Mr. Ketchum, 265,462 shares, or $14,305,747; for Mr. Bolster, 62,404 shares granted May 6, 2024 at a fair value of $71.98 per share, or $4,491,840; for Mrs. Kujawa, 160,218 shares, or $8,634,148; for Mr. Pimentel, 141,370 shares, or $7,618,429; for Mr. Sieving, 60,062 shares, or $3,236,741 and for Mr. Crews, 46,148 shares, or $2,486,916.

(8)
Includes the amount earned by each NEO, as applicable, payable in February of the following year, with respect to 2024, 2023 and 2022 under the Annual Incentive Plan.

(9)
NextEra Energy maintains both defined benefit and defined contribution retirement plans (as described in Compensation Discussion & Analysis — Post-Employment Compensation — Retirement Programs). Company contributions to defined benefit and defined contribution retirement plans (both qualified and non-qualified) are allocated between columns (H) and (I), respectively.

(10)
All amounts in this column reflect the one-year change in the present value of each NEO’s accumulated benefit under the tax-qualified defined benefit employee pension plan and the SERP. The Deferred Compensation Plan does not permit above-market interest to be credited and, therefore, no above-market interest was credited in 2024, 2023 and 2022.

(11)
Additional information about the amounts for 2024 set forth in the “All Other Compensation” column may be found in Table 1b: 2024 Supplemental All Other Compensation, which immediately follows.

Table 1b: 2024 supplemental “all other compensation” table
The following table (Table 1b) provides additional information for 2024 regarding column (J) of Table 1a: 2024 Summary Compensation Table.
TABLE 1B: 2024 SUPPLEMENTAL ALL OTHER COMPENSATION
NAME	TOTAL FROM SUMMARY COMPENSATION TABLE ($)	CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS(1) ($)	PERQUISITES AND OTHER PERSONAL BENEFITS(2) ($)
John W. Ketchum	441,009	295,061	145,948
Brian W. Bolster	244,870	27,439	217,431
66 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
NAME	TOTAL FROM SUMMARY COMPENSATION TABLE ($)	CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS(1) ($)	PERQUISITES AND OTHER PERSONAL BENEFITS(2) ($)
Rebecca J. Kujawa	195,464	148,391	47,074
Armando Pimentel, Jr.	289,155	134,901	154,255
Charles E. Sieving	225,166	138,492	86,674
Terrell Kirk Crews II	112,415	79,369	33,047

(1)
NextEra Energy maintains both defined benefit and defined contribution retirement plans. Amounts attributable to the defined benefit plans are reported in Table 1a: 2024 Summary Compensation Table under column (H), “Change in Pension Value and Non-qualified Deferred Compensation Earnings.”

Amounts attributable to the defined contribution plans are reported under column (I), “All Other Compensation,” and are further described below under Additional Disclosure Related to Pension Benefits Table. This column includes employer matching contributions to the Company’s qualified 401(k) plan of $16,388 for Mrs. Kujawa and Messrs. Ketchum, Pimentel, Sieving and Crews and $9,755 for Mr. Bolster, plus the Company’s contributions to the non-qualified defined contribution portion of the SERP.
(2)
This column includes the aggregate incremental cost to NextEra Energy of providing personal benefits to the NEOs. For each NEO, the personal benefits reported for 2024 in this column include:

»
annual premiums for $5 million in umbrella coverage under a group personal excess liability insurance policy;

»
reimbursement for professional financial planning and legal services (a grandfathered perquisite), for Messrs. Ketchum and Sieving;

»
for Messrs. Ketchum and Sieving, the cost of the officer’s participation in an executive vehicle program, which includes use of a Company-leased passenger vehicle, fuel and other ancillary costs (the incremental cost incurred for which was $31,649 for Mr. Ketchum, and $37,708 for Mr. Sieving, which are grandfathered perquisites);
»
for Mr. Sieving, costs of executive physical examinations;
»
for Mr. Bolster, relocation expenses of $180,000;
»
for Messrs. Ketchum of $5,000, Sieving of $20,000 and Crews of $5,973, and Mrs. Kujawa of $20,000, in matching gifts to educational institutions;

»
for Messrs. Crews and Pimentel and Mrs. Kujawa, a cash perquisite allowance of $25,000 and a pro-rated cash perquisite allowance of $15,385 for Mr. Bolster all in lieu of executive vehicle program; and

»
for Messrs. Ketchum, Pimentel and Sieving, costs for maintenance of a residential home security system and central station monitoring.
Executive perquisites are a part of a holistic compensation strategy, designed to attract, retain and motivate exceptional leadership. Our perquisites serve several purposes including:
1)
Improving retention by providing benefits designed to maintain our competitiveness for top talent.

2)
Ensuring the safety and security of our executives through perquisites such as home security systems or personal use of a corporate aircraft, which is in the best interest of the Company.

3)
Supporting overall health and well-being by covering the cost of executive physical examinations.

The Compensation Committee regularly reviews the executive perquisite program to ensure its continued alignment with our strategic goals and shareholders’ interests.
For Messrs. Ketchum and Sieving, the personal benefits reported in this column also include premiums for a grandfathered life insurance benefit in an amount equal to 2.5 times salary. For all NEO’s, the personal benefits reported in this column also include the incremental cost to the Company for personal use of Company-owned aircraft, which is the variable operating costs of such use, net of payments to the Company by or on behalf of the NEOs. Variable operating costs include fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs, excise taxes and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of statute miles the Company aircraft flew to derive an average variable cost per mile. The incremental cost incurred was $87,780 for Mr. Ketchum, $19,436 for Mr. Bolster, $124,302 for Mr. Pimentel and $3,487 for Mr. Sieving, and no such cost was incurred for Mrs. Kujawa or Mr. Crews.
Table 2: 2024 grants of plan-based awards
The following table provides information about the cash and equity incentive compensation awarded to the NEOs in 2024. It is important to keep in mind the following when reviewing the table:
»
Columns (C), (D) and (E) below set forth the range of possible payouts established under the Annual Incentive Plan for 2024 and are not amounts actually paid to the NEOs. The actual amounts paid with respect to 2024 under the Annual Incentive Plan, which is a Non-Equity Incentive Plan, as that term is used in the heading for columns (C), (D) and (E) of this table, are set forth in Table 1a: 2024 Summary Compensation Table in column (G), entitled “Non-Equity Incentive Plan Compensation.”

NEXTERA ENERGY 2025 PROXY STATEMENT ● 67

EXECUTIVE COMPENSATION
»
The number of shares listed under “Estimated Future Payouts Under Equity Incentive Plan Awards” (columns (G) and (H)) represent 2024 grants of performance shares, performance-based restricted stock and performance-based restricted XPLR common units, the material terms of which are described below this table.

»
The number of shares listed under “All Other Option Awards: Number of Securities Underlying Options” (column (J)) and the exercise price set forth under “Exercise or Base Price of Option Awards” (column (K)) represent the number and exercise price of 2024 grants of non-qualified stock options, the material terms of which are described below this table.

»
In the column headed “Grant Date Fair Value of Stock and Option Awards” (column (L)), the top number is the grant date fair value of the performance share award, the next number is the grant date fair value of the performance-based restricted stock award, the third number is the grant date fair value of the stock options granted and the fourth number is the grant date fair value of XPLR performance-based restricted common units, as applicable.

TABLE 2: 2024 GRANTS OF PLAN-BASED AWARDS
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
NAME	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(3) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	Grant Date Fair Value of Stock and Option Awards(4) ($)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
John W. Ketchum	—	0	2,520,000	5,040,000	—	—	—	—	—	—	—
	2/15/2024				0	132,731	265,462				10,014,023
	2/15/2024				0	5,477	5,477				311,950
	2/15/2024								230,700	57.27	2,599,989
	2/20/2024				0	25,660	25,660				727,974
Brian W. Bolster	—	0	665,000	1,330,000	—	—	—	—	—	—	—
	5/6/2024				0	31,202	62,404				3,144,288
	5/6/2024				0	9,543	9,543				679,939
	5/6/2024				0	21,052	21,052				1,499,955
	5/6/2024								43,899	71.25	679,996
Rebecca J. Kujawa	—	0	1,100,000	2,200,000	—	—	—	—	—	—	—
	2/15/2024				0	80,109	160,218				6,043,904
	2/15/2024				0	15,435	15,435				883,962
	2/15/2024								120,674	57.27	1,359,996
	2/20/2024				0	16,778	16,778				475,992
Armando Pimentel, Jr.	—	0	1,000,000	2,000,000	—	—	—	—	—	—	—
	2/15/2024				0	70,685	141,370				5,332,901
	2/15/2024				0	20,953	20,953				1,199,978
	2/15/2024								106,477	57.27	1,199,996
Charles E. Sieving	—	0	892,000	1,784,000	—	—	—	—	—	—	—
	2/15/2024				0	30,031	60,062				2,265,719
	2/15/2024				0	5,786	5,786				331,364
	2/15/2024								45,244	57.27	509,900
	2/20/2024					6,291	6,291				178,476
Terrell Kirk Crews II	—	0	511,200	1,022,400	—	—	—	—	—	—	—
	2/15/2024				0	23,074	46,148				1,740,841
	2/15/2024				0	4,445	4,445				254,565
	2/15/2024								34,755	57.27	391,689
	2/20/2024				0	4,832	4,832				137,084

(1)
Non-Equity Incentive Plan awards are paid under the Annual Incentive Plan, the material terms of which are described in Compensation Discussion & Analysis. For 2024, amounts payable were paid in cash in February 2025. See column (G) of Table 1a: 2024 Summary Compensation Table for actual amounts paid with respect to 2024 under the Annual Incentive Plan.

(2)
In 2024, each NEO was granted awards of performance shares and performance-based restricted stock under the 2021 LTIP and, for

68 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Mrs. Kujawa and Messrs. Ketchum, Crews and Sieving, performance-based restricted XPLR common units under the NEP 2014 LTIP. Performance shares were granted in 2024 for a three-year performance period ending December 31, 2026. The number of shares which will ultimately be paid to each NEO at the end of the performance period will be determined by multiplying the NEO’s target number of performance shares by a percentage determined by the Compensation Committee based on the Company’s performance over the three-year performance period (as more fully described in Compensation Discussion & Analysis), which may not exceed 200% of the target award. See footnotes (4) through (8) to Table 3: 2024 Outstanding Equity Awards at Fiscal Year End for further information about the vesting of performance-based restricted stock and performance-based restricted XPLR common units.
(3)
Non-qualified stock options were granted under the 2021 LTIP in 2024. The stock options generally vest and become exercisable at the rate of one-third per year beginning approximately one year from date of grant and are fully exercisable after three years. See footnote (1) to Table 3: 2024 Outstanding Equity Awards at Fiscal Year End for further information about the vesting of stock options. All stock options were granted at an exercise price of 100% of the closing price of NextEra Energy common stock on the date of grant.

(4)
The amounts shown are the value of the equity-based compensation grants as of the 2024 grant date under applicable accounting rules.

Additional disclosure related to 2024 summary compensation table and 2024 grants of plan-based awards table
MATERIAL TERMS OF EQUITY GRANTS TO NEOS IN 2024
EQUITY TYPE	VESTING CONDITIONS	IMPACT OF TERMINATION	OTHER PROVISIONS
PERFORMANCE SHARES	May vest in full or in part upon the occurrence of certain events, such as a change in control, death, disability or some retirements	Forfeited if employment terminates prior to vesting, or prior to the end of the performance period, in all other instances (subject to terms of Retention Agreements and the Severance Plan)	Award agreements include non-solicitation and non-competition provisions
NON-QUALIFIED STOCK OPTIONS
PERFORMANCE-BASED RESTRICTED STOCK
May vest in full or in part prior to or on normal vesting date and, in some circumstances, without regard to satisfaction of performance objectives, upon the occurrence of certain events, such as a change in control, death, disability or some retirements

PERFORMANCE-BASED RESTRICTED XPLR COMMON UNITS
DETERMINATION OF AMOUNT PAYABLE UNDER ANNUAL INCENTIVE PLAN TO NEOS
See Compensation Discussion & Analysis for a description of the criteria used to determine the amount payable to each NEO under the Annual Incentive Plan (Non-Equity Incentive Plan Compensation).
Table 3: 2024 outstanding equity awards at fiscal year end
The following table provides information about equity incentive awards granted to the NEOs in 2024 and in prior years. It is important to keep in mind the following when reviewing the table:
»
The number of shares listed in column (I), “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested,” includes both performance shares, at maximum payout level (in accordance with applicable SEC rules), prior to the expiration of the performance period, and performance-based restricted stock, performance-based restricted stock units and performance-based restricted XPLR common units prior to the satisfaction of the performance and time criteria required for vesting.
»
As required by SEC rules, the amounts listed in column (J), “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represent the value of performance-based restricted stock, performance-based restricted stock units and performance-based restricted XPLR common units and performance share awards at maximum payout levels. These amounts were not realized by the NEOs during 2024, and the value of awards which vest at a later date is likely to be different from the amount listed, based on, among other factors, the performance of the Company and the price of the Company’s common stock.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 69

EXECUTIVE COMPENSATION
TABLE 3: 2024 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE(1) (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(1)(2) (#)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
John W. Ketchum	75,068	0	0	27.92	2/12/2026
	98,140	0	0	31.72	2/17/2027
	90,768	0	0	38.61	2/15/2028
	106,440	0	0	45.65	2/14/2029
	89,972	0	0	68.87	2/13/2030
	99,595	0	0	83.95	2/11/2031
	139,420	69,710(5)	0	75.38	2/17/2032
	57,585	115,172(6)	0	75.69	2/16/2033
	0	230,700(7)	0	57.27	2/15/2034
						—	—	458,770(9)	32,889,221(9)
						—	—	9,356(10)	670,732(10)
						—	—	65,516(11)	4,696,861(11)
						—	—	35,561(12)	632,986(12)
Brian W. Bolster	0	43,899(8)	0	71.25	5/6/2034
						—	—	62,404(9)	4,473,743(9)
						—	—	30,595(10)	2,193,356(10)
Rebecca J. Kujawa	56,120	0	0	45.65	2/14/2029
	51,396	0	0	68.87	2/13/2030
	60,981	0	0	83.95	2/11/2031
	70,108	35,054(5)	0	75.38	2/17/2032
	30,121	60,244(6)	0	75.69	2/17/2033
	0	120,674(7)	0	57.27	2/15/2034
						—	—	276,888(9)	19,850,101(9)
						—	—	26,383(10)	1,891,397(10)
						—	—	65,516(11)	4,696,861(11)
						—	—	23,179(12)	412,586(12)
Armando Pimentel, Jr.	145,140	0	0	27.92	2/12/2026
	157,464	0	0	31.72	2/17/2027
	129,460	0	0	38.61	2/15/2028
	20,840	0	0	45.65	2/14/2029
	26,578	53,156(6)	0	75.69	2/16/2033
	0	106,477(7)	0	57.27	2/15/2034
						—	—	244,314(9)	17,514,871(9)
						—	—	31,523(10)	2,259,884(10)
70 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE(1) (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(1)(2) (#)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
Charles E. Sieving	67,100	0	0	45.65	2/14/2029
	51,044	0	0	68.87	2/13/2030
	43,846	0	0	83.95	2/11/2031
	30,369	15,185(5)	0	75.38	2/17/2032
	11,293	22,587(6)	0	75.69	2/16/2033
	0	45,244(7)	0	57.27	2/15/2034
						—	—	103,798(9)	7,441,279(9)
						—	—	10,074(10)	722,205(10)
						—	—	65,516(11)	4,696,861(11)
						—	—	8,797(12)	156,587(12)
T. Kirk Crews	5,612	0	0	31.72	2/17/2027
	4,720	0	0	38.61	2/15/2028
	9,340	0	0	45.65	2/14/2029
	7,748	0	0	68.87	2/13/2030
	6,123	0	0	83.95	2/11/2031
	16,832	8,416(5)	0	75.38	2/17/2032
	8,675	17,351(6)	0	75.69	2/16/2033
	0	34,755(7)	0	57.27	2/15/2034
						—	—	79,752(9)	5,717,421(9)
						—	—	7,446(10)	533,804(10)
						—	—	6,589(12)	117,284(12)

(1)
All stock options are non-qualified. All options listed as exercisable at December 31, 2024 were fully vested at that date.

(2)
Stock options vest one third per year on the anniversary of the grant date until they become fully vested on the third anniversary of the grant date.

(3)
Market value of the performance shares, performance-based restricted stock and performance-based restricted stock units is based on the closing price of NextEra Energy common stock on December 31, 2024 of $71.69. Market value of the unvested performance-based restricted XPLR common units is based on the closing price of XPLR common units on December 31, 2024 of $17.80.

(4)
Performance shares generally vest on the last day of the applicable performance period, with payouts determined by the Compensation Committee at its first regular meeting after the end of the year. Because the end of the performance period for the performance shares granted to each of the NEOs in 2022 was December 31, 2024, these performance shares are not included in Table 3: 2024 Outstanding Equity Awards at Fiscal Year End and are included in Table 4: 2024 Option Exercises and Stock Vested under columns (D) and (E), “Stock Awards — Number of Shares Acquired on Vesting” and “Stock Awards — Value Realized on Vesting,” and discussed in footnote (1) to that table.

(5)
Represents the balance of stock options granted on February 17, 2022, which vested February 15, 2025.

(6)
Represents stock options granted on February 16, 2023, one-half of which vested February 15, 2025 and the remaining one-half will vest on February 15, 2026.

(7)
Represents stock options granted on February 15, 2024, one-third of which vested on February 15, 2025 and the remainder of which vests in equal annual installments on February 15, 2026 and February 15, 2027.

(8)
Represents stock options granted on May 6, 2024, one-third of which will vest on May 6, 2025 and the remainder of which vests in equal annual installments on May 6, 2026 and May 6, 2027.

(9)
The amount shown represents performance shares of NextEra Energy stock counted at the maximum payout of 200%. For Mr. Ketchum, the original number of shares granted was 96,654 and 132,731, which vest on 12/31/2025 and 12/31/2026, respectively. For Mr. Bolster, the original number of shares granted was 31,202, which vest on 12/31/2026. For Mrs. Kujawa, the original number of shares granted was 58,335 and 80,109, which vest on 12/31/2025 and 12/31/2026, respectively. For Mr. Pimentel, the original number of shares granted was 51,472 and 70,685, which vest on 12/31/2025 and 12/31/2026, respectively. For Mr. Sieving, the original number of shares granted was

NEXTERA ENERGY 2025 PROXY STATEMENT ● 71

EXECUTIVE COMPENSATION
21,868 and 30,031, which vest on 12/31/2025 and 12/31/2026, respectively. For Mr. Crews, the original number of shares granted was 16,802 and 23,074, which vest on 12/31/2025 and 12/31/2026, respectively
(10)
The amount shown represents performance-based restricted stock of NextEra Energy. For Mr. Ketchum, the number of shares vesting is as follows: 4,350 on 2/15/2025, 3,190 on 2/15/2026 and 1,816 on 2/15/2027. For Mr. Bolster, the number of shares vesting is as follows: 3,181 on 5/6/2025, 3,181 on 5/6/2026 and 24,233 on 5/6/2027. For Mrs. Kujawa, the number of shares vesting is as follows: 12,200 on 2/15/2025, 9,038 on 2/15/2026 and 5,145 on 2/15/2027. For Mr. Pimentel, the number of shares vesting is as follows: 12,269 on 2/15/2025, 12,269 on 2/15/2026 and 6,985 on 2/15/2027. For Mr. Sieving, the number of shares vesting is as follows: 4,756 on 2/15/2025, 3,389 on 2/15/2026 and 1,929 on 2/15/2027. For Mr. Crews, the number of shares vesting is as follows: 3,361 on 2/15/2025, 2,603 on 2/15/2026 and 1,482 on 2/15/2027.

(11)
The amount shown represents shares of performance-based restricted NextEra Energy stock units (including shares added to the award upon the reinvestment of dividend equivalents), granted 2/11/2021 pursuant to a one-time executive transition award. For Messrs. Ketchum and Sieving, and Mrs. Kujawa, the number of shares vesting is 32,758 on 2/15/2026 and 32,759 on 2/15/2031.

(12)
The amount shown represents performance-based restricted XPLR common units. For Mr. Ketchum, the number of units vesting is as follows: 14,938 on 2/15/2025, 12,069 on 2/15/2026, and 8,554 on 2/15/2027. For Mrs. Kujawa, the number of units vesting is as follows: 9,694 on 2/15/2025, 7,892 on 2/15/2026, and 5,593 on 2/15/2027. For Mr. Sieving, the number of units vesting is as follows: 3,741 on 2/15/2025, 2,959 on 2/15/2026, and 2,097 on 2/15/2027. For Mr. Crews, the number of units vesting is as follows: 2,705 on 2/15/2025, 2,273 on 2/15/2026, and 1,611 on 2/15/2027.

Table 4: 2024 option exercises and stock vested
The following table provides information about the NEOs’ stock awards which vested in 2024. It is important to keep in mind the following when reviewing the table:
»
The “Number of Shares Acquired on Vesting” (column (D)) represents performance shares granted in 2022 for the performance period which ended in 2024, as well as performance-based restricted stock vesting in 2024 from grants made in prior years. The Compensation Committee looks at the value of these grants as of the date of grant, rather than as of the date of vesting, when making compensation determinations.

»
The “Value Realized on Vesting” (column (E)) represents the aggregate payout value of the vested performance shares and vested performance-based restricted stock.

TABLE 4: 2024 OPTION EXERCISES AND STOCK VESTED
(A)	(B)	(C)	(D)	(E)
NAME	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING(1) (#)	VALUE REALIZED ON VESTING(1) ($)
John W. Ketchum	0	0	141,432	9,330,188
Brian W. Bolster	0	0	0	0
Rebecca J. Kujawa	0	0	88,170	5,750,565
Armando Pimentel, Jr.	99,412	5,377,692	5,284	302,615
Charles E. Sieving	67,588	2,934,276	38,526	2,506,692
Terrell Kirk Crews II	0	0	21,485	1,399,132

(1)
Includes:

NAME	NUMBER OF PERFORMANCE- BASED RESTRICTED NEE STOCK #	VALUE $	NUMBER OF PERFORMANCE- BASED RESTRICTED XPLR COMMON UNITS #	VALUE $	NUMBER OF PERFORMANCE SHARES (#)	VALUE ($)
John W. Ketchum	5,074	290,588	7,819	221,825	128,539	8,817,775
Brian W. Bolster	0	0	0	0	0	0
Rebecca J. Kujawa	8,610	493,095	4,980	141,283	74,580	5,116,188
Armando Pimentel, Jr.	5,284	302,615	0	0	0	0
Charles E. Sieving	3,946	225,987	2,274	64,513	32,306	2,216,192
Terrell Kirk Crews II	2,396	137,219	1,183	33,562	17,906	1,228,352
72 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Table 5: Pension benefits
The table and description below provide information about the NEOs’ pension benefits. It is important to keep in mind the “Present Value of Accumulated Benefit” (column (D)) listed for the SERP includes the present value of such benefits in the defined benefit portion of the SERP only, and disclosure of information related to the defined contribution portion of the SERP can be found in the next table, Table 6: Non-qualified Deferred Compensation.
(A)	(B)	(C)	(D)	(E)
NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR($)
John W. Ketchum(1)	NextEra Energy, Inc. Employee Pension Plan	22	466,576	0
	SERP(3)	22	3,682,003	0
Brian W. Bolster(1)	NextEra Energy, Inc. Employee Pension Plan	1	0	0
	SERP(3)	1	0	0
Rebecca J. Kujawa(1)	NextEra Energy, Inc. Employee Pension Plan	18	343,765	0
	SERP(3)	18	1,574,621	0
Armando Pimentel, Jr.(1)	NextEra Energy, Inc. Employee Pension Plan	13	286,145	0
	SERP(2)(3)	13	414,252	0
Charles E. Sieving(1)	NextEra Energy, Inc. Employee Pension Plan	16	322,940	0
	SERP(3)	16	3,468,148	0
Terrell Kirk Crews II(1)	NextEra Energy, Inc. Employee Pension Plan	9	147,469	0
	SERP(3)	9	589,012	0

(1)
For Mrs. Kujawa and Messrs. Ketchum, Bolster, Pimentel, Sieving and Crews the amounts shown are their respective accrued pension benefits as of December 31, 2024, which are equal to their respective cash balance account values in the tax qualified employee pension plan and in the SERP at December 31, 2024. Mrs. Kujawa and Messrs. Ketchum, Pimentel, Sieving and Crews are fully vested in both plans. Each NEO is entitled to his or her fully vested accrued account balances upon termination of employment.

(2)
Mr. Pimentel’s years of credited service include the years of prior service prior to rejoining the Company; he did not receive a SERP enhancement.

(3)
NextEra Energy’s non-qualified SERP provides both defined benefit and defined contribution benefits. See Additional Disclosure Related to Pension Benefits Table, below. The defined benefit portion of the SERP is shown in this table, while amounts attributable to the defined contribution portion of the SERP are included in Table 1a: 2024 Summary Compensation Table under column (I), “All Other Compensation” (amounts for which are detailed in Table 1b: 2024 Supplemental All Other Compensation), and also are reported in Table 6: Non-qualified Deferred Compensation under columns (C), (D) and (F).

Additional disclosure related to pension benefits table
NextEra Energy maintains two non-contributory defined benefit retirement plans: a tax-qualified employee pension plan and a non-qualified SERP.
EMPLOYEE PENSION PLAN
NextEra Energy’s tax-qualified employee pension plan is a cash balance plan in which credits to each active, full-time employee’s account are determined as a percentage of his or her monthly covered earnings, with “basic crediting” of 4.5% until the fifth anniversary of employment and 6% thereafter. Covered earnings for each NEO are limited to base salary and do not include annual incentive compensation, long-term incentive compensation or any other compensation included in Table 1a: 2024 Summary Compensation Table. Each employee’s cash balance account is also credited quarterly with interest at an annual rate equal to the average rates of interest paid on one-year Treasury Constant Maturities for the month of August of the preceding calendar year. The interest crediting rate is subject to a 3% minimum for account balances earned after 2014 and a 4% minimum for account balances earned prior to 2015 and to a 14% maximum. For 2024, the interest crediting rate was 5.37% for account balances earned prior to 2015 and 5.37% for account balances earned after 2014. Benefits under the cash balance formula are not reduced for employer contributions to Social Security or other offset amounts.
Under the tax-qualified employee pension plan, benefits are cliff-vested after three full years of service and employees may become fully vested if they are participants in the qualified plan at a time when the Company decides to transfer a portion of pension plan assets to fund retiree medical benefits. All NEOs, other than Mr. Bolster, are fully vested. All vested participants are eligible for lump sum payment of benefits following termination of employment, and certain annuity forms of payment also are available to all employees, including the NEOs.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 73

EXECUTIVE COMPENSATION
SERP
For the reasons described in Compensation Discussion & Analysis, NextEra Energy maintains an unfunded SERP for its executive officers, including the NEOs. The SERP’s defined benefit formula for NEOs provides two times the normal cash balance crediting rate of the tax-qualified employee pension plan (“Double Basic Credits”). Also for the SERP, the Double Basic Credits are applied to base salary plus bonus paid during the year (versus base salary only). The normal cash balance crediting rate is 4.5% of base salary prior to five years of service and 6% of base salary thereafter. Double the basic crediting rate is therefore 9% and 12% of base salary plus bonus paid during the year for the SERP. Benefits for all NEOs are calculated in this manner.
SERP benefits are cliff-vested after five full years of total service and all NEOs, with the exception of Mr. Bolster, were fully vested as of December 31, 2024. All vested participants are eligible for lump sum payment of benefits following termination of employment (subject to timing restrictions imposed by section 409A of the Code) or may elect certain annuity forms of payment.
Table 6: Non-qualified deferred compensation
The table and description below provide information about the NEOs’ non-qualified deferred compensation. It is important to keep in mind the following when reviewing the table:
»
The amounts shown under the heading “Aggregate Earnings in Last FY” (column (D)) represent earnings in the Deferred Compensation Plan, in the defined contribution portion of the SERP.

»
The amounts shown under the heading “Aggregate Balance at Last FYE” (column (F)) represent balances in the Deferred Compensation Plan and in the defined contribution portion of the SERP.

TABLE 6: NON-QUALIFIED DEFERRED COMPENSATION
(A)	(B)	(C)	(D)	(E)	(F)
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS IN LAST FY(3) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE(4) ($)
John W. Ketchum	0	278,673	330,487	0	2,015,993
Brian W. Bolster	0	17,684	1,785	0	19,469
Rebecca J. Kujawa	0	132,003	102,779	0	650,322
Armando Pimentel, Jr.	0	118,513	17,417	0	159,587
Charles E. Sieving	0	122,104	436,351	0	2,584,070
Terrell Kirk Crews II	0	62,981	64,458	0	397,603

(1)
The Deferred Compensation Plan permits deferral (up to 100%) of salary, annual incentive and performance shares.

(2)
The SERP includes a defined contribution component which provides a match on NEOs’ base and annual incentive earnings above the IRS limit, which was $345,000 for 2024. The 4.75% match is the same as the match opportunity provided to participants in the Company’s 401(k) plan. As with the 401(k) plan, crediting of matching contributions under the defined contribution component of the SERP is in the form of phantom NextEra Energy common stock. All amounts shown in this column also are included in Table 1a: 2024 Summary Compensation Table in column (I), “All Other Compensation” (amounts for which are detailed in Table 1b: 2024 Supplemental All Other Compensation).

(3)
Earnings include the sum of each participant’s annual earnings (which includes, among other things, stock price appreciation on stock-based deferred compensation) in the Deferred Compensation Plan and in the defined contribution portion of the SERP. Earnings include Deferred Compensation Plan earnings of $12,540 for Mr. Sieving. Mrs. Kujawa and Messrs. Ketchum, Bolster, Crews and Pimentel have not deferred any compensation under this plan. Earnings for the defined contribution component of the SERP were as follows: Mr. Ketchum $330,487, Mr. Bolster $1,785, Mrs. Kujawa $102,779, Mr. Pimentel $17,417, Mr. Sieving $436,351 and Mr. Crews $64,458. None of these amounts are included in Table 1a: 2024 Summary Compensation Table since no above-market interest was credited in 2024.

(4)
Deferred Compensation Plan accounts include fully vested and earned compensation plus earnings. The Company views deferred compensation as a vehicle for retirement planning rather than as a means of providing additional compensation. Mr. Sieving had a Deferred Compensation Plan balance of $119,221. Mrs. Kujawa and Messrs. Ketchum, Bolster, Crews and Pimentel have not deferred any cash compensation or performance shares and therefore have no balances in the Deferred Compensation Plan. Balances for the defined contribution component of the SERP were as follows: Mr. Ketchum $2,015,993 (of which $908,168 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2024), Mr. Bolster $19,469 (of which $0 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2024), Mrs. Kujawa $650,322 (of which $375,694 was previously reported as compensation in prior Summary Compensation Tables for the years prior to 2024), Mr. Pimentel $159,587 (of which $26,892 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2024), Mr. Sieving $2,584,070 (of which $591,039

74 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
was previously reported in prior Summary Compensation Tables for years prior to 2024), Mr. Crews $397,603 (of which $98,298 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2024).
Additional disclosure related to non-qualified deferred compensation table
Cash deferral elections under the Deferred Compensation Plan must be made prior to the period in which the cash is earned and can range, in whole percentages, from 1% to 100% of a participant’s base salary and/or annual incentive award. Equity deferral elections must be made by December 31 of the year preceding the beginning of the applicable performance period, and participants electing to defer performance shares may defer all or a portion of the payout amount. Deferred Compensation Plan earnings are not guaranteed by the Company.
The Company’s contributions to the SERP for each NEO also are considered deferred compensation. The contributions and earnings in Table 6: Non-qualified Deferred Compensation include those from the non-qualified defined contribution portion of the SERP. Distributions are in the form of lump sum payments, which may be subject to a six-month delay following termination of employment in compliance with Code Section 409A.
Earnings in 2024 from previous deferrals of cash compensation came from phantom investments in the investment vehicles, which mirror the funds available to participants in the Company’s 401(k) plan and include mutual funds, index funds and similar investment alternatives offered to participants under the Company’s 401(k) plan. The Company does not provide a guaranteed rate of return on these funds.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
For the reasons discussed in Compensation Discussion & Analysis, NextEra Energy has entered into the Retention Agreements, which commit the Company to make payments to NEOs under special circumstances. Generally, these are changes in corporate control of the Company and termination of the NEO’s employment.
In accordance with SEC instructions, these quantitative disclosures assume a change in control took place on December 31, 2024. In fact, no change in control of the Company occurred on that date and no NEO’s employment terminated on that date. If such an event were to occur in the future, actual payments would likely be different from those presented here based on various factors, including the NextEra Energy common stock price at such time.
Consistent with SEC instructions, the amounts shown in the tables that follow exclude obligations due from the Company to the NEO following a triggering event for:
(1)
any earned but unpaid base salary, annual incentive compensation and long-term incentive compensation through the date of termination;

(2)
vested benefits under the Company’s employee pension and 401(k) plans and all other benefit plans in accordance with their terms and conditions;

(3)
accrued vacation pay;

(4)
reimbursement of reasonable business expenses incurred prior to the date of termination; and

(5)
any other compensation or benefits to which the NEO may be entitled under and in accordance with the Company’s generally applicable non-discriminatory plans or employee benefit programs, including the retiree medical plan.

Furthermore, all payments shown in the tables exclude the obligations of the Company to the NEO for vested benefits under the SERP and the Deferred Compensation Plan. See Table 5: Pension Benefits and Table 6: Non-qualified Deferred Compensation for the values of accumulated SERP and Deferred Compensation Plan benefits at December 31, 2024.
Potential payments under retention agreements
Each NEO is a party to a Retention Agreement with the Company. These agreements generally provide for certain protections and benefits to the NEO in the event of a change in control of the Company in exchange for the NEO’s continued full-time commitment to the interests of the Company during a transition period of three years following a change in control. The NEOs also undertake confidentiality commitments requiring them to hold in a fiduciary capacity all secret or confidential information relating to the Company and, under most circumstances, not to divulge any such information either during or after the period of employment.
Each Retention Agreement provides for a mutual commitment to the NEO’s continued employment for a period of three years following a change in control of the Company. If a change in control occurs, absent a termination of employment, the NEOs, other than Mr. Bolster, Mr. Crews and Mr. Pimentel, generally will receive an accelerated payout or vesting of previously granted equity-based awards the NEO would otherwise have received in the normal course of business had the change in control not occurred and had the NEO’s employment continued over the remaining vesting
NEXTERA ENERGY 2025 PROXY STATEMENT ● 75

EXECUTIVE COMPENSATION
periods. Mr. Bolster, Mr. Crews and Mr. Pimentel will receive an accelerated payout or vesting of previously granted equity-based awards following a change in control and termination of employment.
Tables 7a and 7b and the accompanying discussion of the Retention Agreements set forth the details of the estimated payments that would have been made to the NEOs (on December 31, 2024 and December 31, 2025, respectively) had a change in control actually occurred at the close of business on December 31, 2024, assuming each of the NEOs continued in employment throughout 2024.
TABLE 7A: POTENTIAL COMPENSATION TO NAMED EXECUTIVES UPON CHANGE IN CONTROL
PAYMENT TYPE	JOHN W. KETCHUM ($)	BRIAN W. BOLSTER(5) ($)	REBECCA J. KUJAWA ($)	ARMANDO PIMENTEL, JR.(5) ($)	CHARLES E. SIEVING ($)	TERRELL KIRK CREWS II(5) ($)
Long-Term Incentive Awards:
1st 50% of Performance Share Awards(1)	15,375,778	0	9,280,056	0	3,478,865	0
Restricted Stock and XPLR Common Unit Awards(2)(3)	1,303,717	0	2,303,983	0	878,792	0
Stock Option Awards(4)	3,326,694	0	1,740,119	0	652,418	0
Total	20,006,189	0	13,324,159	0	5,010,075	0

(1)
Upon a change in control, 50% of all outstanding performance share awards vest and are payable at the greater of target or the average of the actual performance factors used to determine payout of performance share awards which vested over the three years prior to the year in which the change in control occurred, except for Mr. Bolster’s, Mr. Pimentel’s and Mr. Crews’ awards. Amounts shown are based on a closing NextEra Energy common stock price on December 31, 2024 of $71.69 and performance factors are calculated based on actual performance for the three completed three-year performance periods preceding the year in which the change in control is assumed to have occurred. Amounts shown include the value of the acceleration of 50% of the performance shares awarded for the three-year performance periods ending December 31, 2025 and December 31, 2026. At the assumed change in control date, no performance shares had been awarded for the performance period ending December 31, 2027.

(2)
Upon a change in control, all outstanding performance-based restricted stock and XPLR common unit awards vest, except for Mr. Bolster’s, Mr. Pimentel’s and Mr. Crews’ awards. Amounts shown are based on a closing NextEra Energy common stock price on December 31, 2024 of $71.69 and a XPLR common unit price on December 31, 2024 of $17.80.

(3)
The award agreement pursuant to which Mrs. Kujawa and Messrs. Ketchum and Sieving were each awarded an executive transition award of performance-based restricted stock units contains change in control provisions which supersede the provisions of the Retention Agreement for that award only. Upon a change in control, absent termination of employment, the executive transition award does not vest on an accelerated basis.

(4)
Upon a change in control, all outstanding stock option awards vest, except for Mr. Bolster’s, Mr. Pimentel’s and Mr. Crews’ awards. Amounts shown reflect the in-the-money values of accelerated stock options based on the difference between the option exercise price and the closing NextEra Energy common stock price on December 31, 2024 of $71.69.

(5)
Per the terms of Mr. Bolster, Mr. Pimentel and Mr. Crews’ Retention Agreements, their long-term incentive awards do not vest upon a change in control absent termination of employment.

TABLE 7B: POTENTIAL COMPENSATION TO NAMED EXECUTIVES AT ONE-YEAR ANNIVERSARY OF CHANGE IN CONTROL(1)
PAYMENT TYPE	JOHN W. KETCHUM ($)	BRIAN W. BOLSTER ($)	REBECCA J. KUJAWA ($)	ARMANDO PIMENTEL, JR. ($)	CHARLES E. SIEVING ($)	TERRELL KIRK CREWS II ($)
Long-Term Incentive Awards:
2nd 50% of Performance Share Awards(2)	15,375,644	0	9,279,788	0	3,478,731	0

(1)
All amounts in the table assume the same $71.69 stock price on the one-year anniversary of the assumed change in control.

(2)
Each NEO, except for Mr. Bolster, Mr. Pimentel and Mr. Crews, is entitled to receive the remaining 50% of their outstanding performance share awards on the first anniversary of the change in control if the NEO has remained employed by the Company or an affiliate through such date, or upon an earlier termination of employment by the Company (except for death, disability or cause (which generally means repeated willful violations of the NEO’s duties under their Retention Agreement or a felony conviction involving an act at the Company’s expense)) or by the NEO for “good reason” (which generally includes the assignment of duties and responsibilities that are materially inconsistent with those in effect during the 90-day period immediately preceding the change in control, material decreases in compensation or benefits after the change in control, or change in job location of more than 20 miles). Amounts shown are based on performance factors calculated based on actual performance for the three completed three-year performance periods preceding the year in which the change in control occurred. Amounts shown include the value of the acceleration of 50% of the performance shares awarded for the three-year performance periods ending December 31, 2025 and December 31, 2026. At the assumed change in control date, no performance shares had been awarded for the performance period ending December 31, 2027. Amounts shown in the table are due to the NEO under such circumstances in addition to the amounts shown in Table 7a: Potential Compensation to Named Executives Upon Change in Control.

76 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
The amounts shown in Tables 7a and 7b represent the accelerated payment of compensation the NEOs would otherwise have received over time absent a change in control, assuming continued employment. The employment protection amounts represent additional payments and are intended both to compensate the NEO for the lost opportunity of continued employment and to encourage the new leadership of the post-change-in-control entity to evaluate carefully the desirability of terminating the NEO’s employment as opposed to seeking an appropriate role for the NEO in the new entity.
The Retention Agreements are designed to provide the NEOs with economic value in the event of termination equivalent to three years’ worth of foregone base salary, annual incentive compensation and incremental retirement contributions. In addition, if termination by the Company for reasons other than death, disability or cause, or by the NEO for good reason, were to occur prior to the first anniversary of the change in control, the acceleration of the then-outstanding performance shares, as shown in Table 7b, would also occur. Because of this intent, the Retention Agreement in effect as of December 31, 2024 for Mr. Sieving provides for the additional payment by the Company of any excise tax imposed by section 4999 of the Code. However, if the total value of all payments due (calculated as required under section 280G of the Code) does not exceed 110% of the “safe harbor amount” under section 280G, or 2.99 times Mr. Sieving’s five-year average W-2 earnings, then no gross-up payment will be made to Mr. Sieving and the amounts payable under the Retention Agreement will be reduced to the “safe harbor amount.” In accordance with the Company’s Excise Tax Gross-Up Policy, which generally precludes the inclusion of excise tax gross-up provisions in Retention Agreements entered into, or materially modified, after December 2009, Mrs. Kujawa’s and Messrs. Ketchum’s, Bolster’s, Pimentel’s and Crews’ Retention Agreements do not include excise tax gross-up provisions. The NEO remains responsible for normal federal, state and local tax liability on the underlying economic value transferred.
If a change in control had occurred on December 31, 2024 and if any or all of the NEOs had been terminated on that date, the Company estimates the amounts shown in Table 8 would have become payable.
TABLE 8: POTENTIAL POST-EMPLOYMENT COMPENSATION TO NAMED EXECUTIVES UPON TERMINATION WITHOUT CAUSE
OR FOR GOOD REASON FOLLOWING CHANGE IN CONTROL(1)
PAYMENT TYPE	JOHN W. KETCHUM ($)	BRIAN W. BOLSTER ($)	REBECCA J. KUJAWA ($)	ARMANDO PIMENTEL, JR. ($)	CHARLES E. SIEVING ($)	TERRELL KIRK CREWS II ($)
Cash Severance(2)	16,301,250	4,845,000	9,075,000	8,520,000	8,525,067	4,710,435
Long-Term Incentive Awards(3)	35,381,833	6,395,621	22,603,947	20,171,686	8,488,806	6,555,218
Executive Transition Awards(4)	2,348,421	—	2,348,421	—	2,348,421	—
Incremental Increase in Non-qualified SERP(5)	3,604,476	0	1,953,112	0	2,238,644	0
Continued Participation in Active Employee Welfare Benefits(6)	289,878	137,338	147,462	73,214	173,554	85,738
Continued Participation in Certain Perquisite Programs(7)	168,710	75,000	152,400	83,640	173,890	75,000
Certain Limited Outplacement and Relocation Allowances(8)	48,750	23,750	48,750	23,750	48,750	23,750
Code Section 280G Gross-up (Cutback)(9)	0	0	0	(1,378,414)	0	0
Total	58,143,318	11,476,709	36,329,092	27,493,876	21,997,132	11,450,141

(1)
All amounts in the table assume the same $71.69 stock price on the one-year anniversary of the assumed change in control.

(2)
The amount shown represents the value of a cash lump sum payment due within 45 days of termination (subject to the requirements of section 409A of the Code) equal to three times the sum of the NEO’s annual base salary plus his or her annual incentive. The annual incentive is equal to the higher of target annual incentive in the year of termination or the average percentage of the NEO’s annual incentive divided by his or her base salary for each of the three years prior to the year in which the change in control occurred. Since all annual incentive compensation for 2024 was earned on December 31, 2024, no prorated amounts of 2024 annual incentive compensation are included.

(3)
Includes 100% vesting of outstanding NEE performance-based restricted stock awards, XPLR performance-based restricted common units and stock option awards granted in 2022, 2023 and 2024. For Mrs. Kujawa and Messrs. Ketchum and Sieving, includes 100% of outstanding 2023 and 2024 performance share grants, with 50% payable upon a change in control and the remaining 50% would be payable on the one-year anniversary. For Mr. Crews and Mr. Pimentel, 100% of outstanding 2023 and 2024 performance shares would be payable upon a change in control. For Mr. Bolster, 100% of outstanding 2024 performance shares would be payable upon a change in control. Outstanding performance share awards vest and are payable at the greater of target or the average of the actual performance factors used to determine payout of performance share awards which vested over the three years prior to the year in which the change in control occurred.

(4)
Under Mrs. Kujawa’s and Messrs. Ketchum’s and Sieving’s executive transition award agreements, if discharged without cause or resigned for good reason upon or after a change in control, then a portion of the outstanding unvested executive transition award (including

NEXTERA ENERGY 2025 PROXY STATEMENT ● 77

EXECUTIVE COMPENSATION
reinvested dividends) would vest according to the schedule contained in the award agreement. If such termination had occurred on December 31, 2024 under these circumstances, the vesting percentage would have been 50% of the total award granted in 2021 for Mrs. Kujawa and Messrs. Ketchum and Sieving. Amounts shown are based on the closing NextEra Energy common stock price on December 31, 2024 of $71.69.
(5)
For Mrs. Kujawa, Mr. Ketchum and Mr. Sieving, the amount shown represents the value of a cash lump sum payment due within 45 days of termination (subject to the requirements of Code section 409A) equal to the incremental increase in value of the NEO’s non-qualified SERP benefits under the defined benefit and defined contribution formulas if the NEO had continued employment for three years from the date of termination, and assuming the NEO received the annual compensation increases required under the Retention Agreement for the three-year or two-year employment period. For Messrs. Bolster, Pimentel and Crews, their Retention Agreements do not include this incremental increase.

(6)
The Retention Agreements provide for continued coverage under all employee benefit plans for three years. Plans include the broad-based employee medical plan, the broad-based employee dental plan, short-term and long-term disability insurance and the broad-based employee life insurance plan. Amounts shown represent three-year employer costs based on December 31, 2024 rates (plus, for employee medical and dental coverage, projected average annual cost increase of 5.3% and increase of 2.3%, respectively). For long-term disability, the estimated total actuarial liability is equal to the approximate cost of insuring the liability for the severance period. These amounts assume no offsets for benefits provided by a subsequent employer. The amount set forth on this line is also payable to the NEO or his or her beneficiaries if the NEO dies or becomes disabled during the employment period following a change in control.

(7)
The Retention Agreements provide for continued participation in certain other benefits and perquisites for three years. Amounts shown include: participation in the executive vehicle program (or, for Mrs. Kujawa and Messrs. Bolster, Pimentel and Crews, annual perquisite allowance in lieu of executive vehicle program); personal financial planning, accounting and legal services; personal communication and computer equipment; home security, including monitoring and maintenance; and personal excess liability insurance. The Retention Agreements do not provide for use of Company-owned aircraft. The amount shown for each NEO represents the Company’s approximate three-year costs for providing such perquisites to the NEO, based on 2024 and prior years’ actual costs.

(8)
Includes an aggregate cost per NEO of $23,750 for outplacement services, fees for legal or accounting advice related to tax treatment of certain payments under the Retention Agreements and reimbursement for miscellaneous relocation expenses incurred by the NEO in pursuing other business opportunities which are not reimbursed by another employer. Such reimbursements are required under the Retention Agreements.

(9)
For Mr. Sieving, the aggregate payment due (calculated as required under section 280G of the Code) does not exceed 110% of the “safe harbor amount” under section 280G, or 2.99 times his five-year average W-2 earnings and, therefore, no gross-up payment will be made and the amount payable under the Retention Agreement will be reduced to the “safe harbor amount.” Mrs. Kujawa’s and Messrs. Ketchum’s, Bolster’s, Pimentel’s and Crews’ Retention Agreements do not provide for excise tax gross-ups. The aggregate payment due to Mr. Pimentel exceeds the “safe harbor amount” under section 280G of the Internal Revenue Code, and, in accordance with Mr. Pimentel’s Retention Agreement, the amounts payable to Mr. Pimentel would be reduced by the indicated amount to the “safe harbor amount.” The aggregate payment due to each of Mrs. Kujawa and Mr. Ketchum does not exceed such NEO’s “safe harbor amount.” With the exception of a portion of accelerated stock option awards, the aggregate change in control-related compensation and benefit amount in excess of the NEO’s “base amount” is considered an “excess parachute payment” and is subject to an excise tax under section 4999 of the Code. In circumstances where the NEO is entitled to receive from the Company a lump sum cash gross-up payment, the payment would be in an amount such that the net gross-up payment (after federal, state and local income and excise taxes and any penalties and interest are paid) is equal to the Code section 4999 excise tax. The 2024 annual incentive award and the performance share award for the performance period ended December 31, 2024 (payout values for which are included in Table 1a: 2024 Summary Compensation Table and in Table 4: 2024 Option Exercises and Stock Vested, respectively) were fully earned as of the assumed change in control date and are therefore not part of the “excess parachute payment” amount or the estimated gross-up amount.

Each Retention Agreement provides that a change in control occurs upon any of the following events:
(1)
the acquisition by any individual, entity or group of 20% or more of either NextEra Energy’s common stock or the combined voting power of NextEra Energy, other than directly from NextEra Energy or pursuant to a merger or other business combination which does not itself constitute a change in control;

(2)
the incumbent directors of NextEra Energy ceasing, for any reason, to constitute a majority of the Board, unless each director who was not an incumbent director was elected, or nominated for election, by a majority of the incumbent directors and directors subsequently so elected or appointed (excluding those elected as a result of an actual or threatened election contest or other solicitation of proxies);

(3)
there is consummated a merger, sale of assets, reorganization or other business combination of NextEra Energy or any subsidiary with respect to which (a) the voting securities of NextEra Energy outstanding immediately prior to the transaction do not, immediately following the transaction, represent more than 55% of the common stock and the voting power of all voting securities of the resulting ultimate parent entity or (b) members of the Board constitute less than a majority of the members of the Board of directors of the resulting ultimate parent entity; or

(4)
the shareholders approve the liquidation or dissolution of NextEra Energy.

In addition, the Retention Agreements extend the NEOs’ protection to certain potential change in control situations, which are:
(1)
the announcement of an intention to take or consider taking actions which, if consummated or approved by shareholders, would constitute a change in control; or

(2)
the acquisition by any individual, entity or group of 15% or more of either NextEra Energy’s common stock or the

78 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
combined voting power of NextEra Energy, other than directly from NextEra Energy or pursuant to a merger or other business combination which does not itself constitute a change in control.
No accelerated or incremental payments are triggered by a potential change in control, but the NEO is protected for a three-year employment period.
Potential payments under the Severance Plan
The Severance Plan provides for the payment of severance benefits to the NEOs and to certain other senior executives if their employment is involuntarily terminated other than for Cause, defined below (and other than in a termination governed by the terms of the Retention Agreements). See Compensation Discussion & Analysis for a discussion of the purpose of the Severance Plan.
The Severance Plan provides severance benefits following involuntary termination other than for Cause in exchange for entry into a release of claims against the Company and an agreement (the “Non-Competition Agreement”) to adhere to certain non-competition and related covenants protective of the Company. Following a covered involuntary termination and the execution of the release and the Non-Competition Agreement, the NEO would receive a cash payment equal to two times his or her annual base salary plus two times his or her target annual incentive compensation for the year of termination, payable in two equal annual installments. In addition, the NEO’s outstanding equity and equity-based awards would vest pro rata and become payable at the end of any applicable performance periods, subject to the attainment by the Company of the specified performance objectives. The NEO also would receive certain ancillary benefits, including outplacement assistance or payment in an amount equal to the value of the outplacement assistance. Amounts payable under the Severance Plan are subject to a cap equal to six times the average of the NEO’s last three years’ base salary plus annual incentive.
If the employment of Mrs. Kujawa or Messrs. Ketchum, Bolster, Pimentel, Sieving or Crews, or any of them, had been involuntarily terminated on December 31, 2024 in circumstances triggering the Company’s obligations under the Severance Plan, the Company estimates the amounts shown in Table 9 below would have become payable.
TABLE 9: POTENTIAL POST-EMPLOYMENT COMPENSATION UPON TERMINATION QUALIFYING FOR PAYMENTS UNDER THE SEVERANCE PLAN
PAYMENT TYPE	JOHN W. KETCHUM ($)	BRIAN W. BOLSTER ($)	REBECCA J. KUJAWA ($)	ARMANDO PIMENTEL, JR. ($)	CHARLES E. SIEVING ($)	TERRELL KIRK CREWS II ($)
Cash Severance(1)	8,190,000	3,230,000	4,400,000	4,000,000	4,332,600	2,483,000
Long-Term Incentive Awards:
Performance Share Awards(2)	7,791,200	745,580	4,702,360	4,149,060	1,762,710	1,354,370
Restricted Stock Awards(3)	831,420	602,980	1,497,730	1,394,660	575,760	419,180
Stock Option Awards(4)	1,778,690	19,320	930,380	820,920	348,810	267,940
Executive Transition Awards(5)	2,732,390	—	2,732,390	—	2,732,390	—
Certain Limited Outplacement and Other Perquisites(6)	35,000	35,000	35,000	35,000	35,000	35,000
Cutback Under Plan Benefit Cap(7)	0	0	0	0	0	0
Total	21,358,700	4,632,880	14,297,860	10,399,640	9,787,270	4,559,490

(1)
The amount shown represents the value of a cash lump sum payment equal to two times the sum of the NEO’s annual base salary plus his or her target annual incentive in effect on December 31, 2024.

(2)
Upon a qualifying involuntary termination, a pro rata portion of outstanding performance share awards would continue to vest and would be paid based on the Company’s actual level of achievement of the performance objectives at the conclusion of the performance period. Amounts shown include the value of the performance shares awarded for the three-year performance periods ending December 31, 2025 and December 31, 2026, respectively, based on the closing NextEra Energy common stock price on December 31, 2024 of $71.69. As the actual level of achievement of the performance objectives at the conclusion of the performance periods ending December 31, 2025 and December 31, 2026, respectively, would not have been known upon a hypothetical qualifying involuntary termination on December 31, 2024, amounts shown assume target, or 100%, performance. Actual payouts would be between 0% and 200% of target.

(3)
Upon a qualifying involuntary termination, a pro rata portion of outstanding performance-based restricted stock and common unit awards would continue to vest, subject to the attainment of the applicable performance objective. Amounts shown assume the attainment of the performance objective and are based on the closing NextEra Energy common stock price on December 31, 2024 of $71.69 and XPLR common unit price on December 31, 2024 of $17.80.

(4)
Upon a qualifying involuntary termination, outstanding stock option awards would vest on a pro rata basis. Amounts shown reflect the in-the-money values of the stock options that would vest based on the difference between the option exercise price and the closing NextEra Energy common stock price on December 31, 2024 of $71.69.

NEXTERA ENERGY 2025 PROXY STATEMENT ● 79

EXECUTIVE COMPENSATION
(5)
Upon a qualifying involuntary termination, the outstanding unvested executive transition awards granted to Mrs. Kujawa and Messrs. Ketchum and Sieving would vest on a pro rata basis. Amounts shown are based on the closing NextEra Energy common stock price on December 31, 2024 of $71.69.

(6)
Includes a maximum cost per NEO of $25,000 for providing outplacement services, plus the cost of financial planning, legal or accounting services.

(7)
The total value of severance paid to each NEO is subject to a cap equal to six times the average of such NEO’s last three years’ base salary plus annual incentive.

Under the Severance Plan, an involuntary termination is defined as any of the following:
(1)
the participant’s termination by the Company or an affiliate without Cause (as described further below) and other than as a result of death or disability; or

(2)
the participant’s resignation after the occurrence of one or more of the following without the participant’s consent:

(i)
the Company’s material breach of a material provision of the Severance Plan or the Company’s or an affiliate’s material breach of a material provision of any other agreement between the participant and the Company or such affiliate;

(ii)
a relocation of participant’s principal place of employment by more than 90 miles; or

(iii)
a material, adverse change in the participant’s title, authority, duties or responsibilities with the Company or an affiliate, or any reduction in the participant’s annual base salary or annual target cash incentive opportunity.

Cause is generally defined under the Severance Plan as any of the following:
(1)
repeated violations by the participant of the participant’s obligations to the Company or an affiliate that are willful and deliberate, which are committed in bad faith or without reasonable belief that the violations are in the Company’s or an affiliate’s best interests and that are not remedied within a reasonable period of time after the participant’s receipt of written notice; or

(2)
the participant’s conviction of a felony.

The NEOs are required to comply with certain protective covenants, including two-year non-compete and non-solicitation provisions, in order to receive payments under the Severance Plan. Any severance payments would be subject to repayment and/or forfeiture if any of the protective covenants are violated.
Potential payments under Equity Award Agreements
The award agreements for each long term equity incentive award outstanding during 2024 (except the executive transition awards for Mrs. Kujawa and Messrs. Ketchum and Sieving, the terms of which are described below) contain provisions which govern treatment of the award in the event of the NEO’s termination of employment due to death, disability, retirement at or after age 55 (“normal retirement”), or retirement after age 50 meeting terms and conditions set by, and acceptable to, the Compensation Committee (an “approved early retirement”). Under the terms of the equity award agreements (other than the executive transition awards), each outstanding unvested equity award vests on a pro rata basis for service through the date of death or disability or normal retirement (for performance share, stock option, performance-based restricted stock and performance-based restricted XPLR common unit awards based on days of service completed during the vesting period). The pro rata portion of each stock option, performance-based restricted stock and performance-based restricted XPLR common unit award is vested upon death or disability. In the case of normal retirement, stock option awards vest upon retirement and performance-based restricted stock and XPLR common units generally vest upon their normal vesting date following satisfaction of applicable performance criteria. The pro rata portion of each performance share award is paid after the end of the performance period, subject to satisfaction of applicable performance criteria. See Table 3: 2024 Outstanding Equity Awards at Fiscal Year End for information for each NEO as of December 31, 2024 about outstanding unvested equity awards which would vest as determined in the manner set forth above upon death, disability or normal retirement.
If an NEO was eligible for, and retired in accordance with, an approved early retirement, all outstanding and unvested equity awards (except the executive transition awards, as described below) would vest in full, and would be paid out either on the vesting schedule set forth in each award agreement or upon retirement, generally subject to satisfaction of applicable performance criteria.
The value of the prorated outstanding long-term incentive awards at December 31, 2024 for each of the NEOs would have been approximately: Mr. Ketchum, $10,401,310; Mr. Bolster $1,367,880; Mrs. Kujawa, $7,130,470; Mr. Pimentel, $6,364,640; Mr. Sieving, $2,687,280; and Mr. Crews, $2,041,490. As of December 31, 2024, each of Messrs. Ketchum,
80 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Pimentel and Sieving were of an age which would have made them eligible for consideration by the Compensation Committee for an approved early retirement. If the Compensation Committee had approved an early retirement for any of Messrs. Ketchum, Pimentel or Sieving on that date (which the Compensation Committee did not do), the value on December 31, 2024 of the outstanding long-term incentive awards that would have continued to vest on their original terms (performance shares and performance-based restricted stock and XPLR common units as applicable) or vested (options) would have been approximately: Mr. Ketchum, $21,075,020; Mr. Pimentel, $12,552,720; and Mr. Sieving, $5,251,850.
The award agreements governing the executive transition awards of Mrs. Kujawa and Messrs. Ketchum and Sieving provide for partial accelerated vesting of the stock and accrued dividends upon death or disability, according to a schedule contained in the award agreement. The award agreement does not provide for accelerated vesting upon retirement. If Mrs. Kujawa or Messrs. Ketchum or Sieving had terminated employment on December 31, 2024 due to death or disability, 50% of their total executive transition award granted in 2021 would have vested. The value of the unvested shares vesting solely due to death or disability would have been approximately $2,348,421. All equity award agreements (including the agreements governing the executive transition awards) include non-solicitation and non-competition provisions (effective during employment and for a two-year period after termination), as well as non-disparagement provisions. The terms of these protective covenants survive the termination of the award agreement and termination of employment.
Pay Versus Performance (PVP)
Provided below is the Company’s “Pay Versus Performance” disclosure as required pursuant to Item 402(v) of Regulation S-K. As required by Item 402(v), we have included:
»
A tabular list of the most important measures our Compensation Committee used in 2024 to link pay calculated in accordance with Item 402(v) (referred to as “Compensation Actually Paid”, or CAP) to Company performance;
»
A table that compares the total compensation of our Named Executive Officers as presented in the Summary Compensation Table (“SCT”) for each year to CAP and specified performance measures; and
»
A discussion of:
—
the relationship between our cumulative TSR and the TSR of the S&P 500 Utilities Index (“Peer Group TSR”);

—
the relationship between CAP and our TSR;

—
the relationship between CAP and our Net Income; and

—
the relationship between CAP and the Company’s Adjusted EPS for each year, which is our Company Selected Measure (“CSM”). The CSM represents, in our assessment, the most important financial performance measure used to link CAP to Company performance.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by our NEOs or how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, the Compensation Committee does not use CAP as a basis for making compensation decisions. Please refer to our Compensation Discussion & Analysis on pages 35 to 83 for a discussion of our executive compensation program objectives and the ways in which we design our program to align executive compensation with Company performance.
Tabular list of most important measures to determine 2024 compensation actually paid
The list below represents the financial performance measures that the Company considers to have been the most important in linking CAP to our PEO and non-PEO NEOs for 2024 to Company performance. The measures are not ranked. Descriptions of these measures, and the manner in which these measures determine the amounts of incentive compensation paid to our NEOs, is described in our Compensation Discussion & Analysis within the sections titled “2024 Annual Performance-Based Incentive Compensation” and “2024 Long-Term Performance-Based Equity Compensation.”
»
Adjusted EPS
»
Adjusted ROE
»
Adjusted Earnings
NEXTERA ENERGY 2025 PROXY STATEMENT ● 81

EXECUTIVE COMPENSATION
Pay Versus Performance table
Year(1)	Summary Compensation Table Total for First PEO ($)	Summary Compensation Table Total for Second PEO ($)	Compensation Actually Paid to First PEO(2) ($)	Compensation Actually Paid to Second PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($MMs)(4)	Adjusted EPS(5) ($)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return(3) ($)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	21,138,476	N/A	35,196,570	N/A	9,028,721	13,245,654	133.20	137.70	6,946	3.43
2023	20,591,124	N/A	7,211,720	N/A	8,470,154	3,917,791	109.62	107.78	6,282	3.17
2022	40,406,018	17,414,329	34,410,149	18,918,020	7,394,893	7,426,310	146.74	118.17	3,246	2.90
2021	25,335,936	N/A	55,348,220	N/A	13,316,860	19,729,777	160.51	118.24	2,827	2.55
2020	23,720,707	N/A	63,079,713	N/A	6,454,940	12,715,279	130.08	100.49	2,369	2.31

(1)
During 2023 and 2024, our PEO was Mr. Ketchum. During 2022, our PEOs were James L. Robo (first PEO) and Mr. Ketchum (second PEO). During 2021 and 2020, our PEO was Mr. Robo. During 2024, our non-PEO NEOs consisted of Mr. Bolster, Mrs. Kujawa, Mr. Pimentel, Mr. Sieving and Mr. Crews. During 2023, our non-PEO NEOs consisted of Mr. Crews, Mrs. Kujawa, Mr. Pimentel and Mr. Sieving. During 2022, our non-PEO NEOs consisted of Mr. Crews, Mrs. Kujawa, Mr. Silagy, Mr. Sieving and Ms. Caplan. During 2021 and 2020, our non-PEO NEOs consisted of Messrs. Ketchum, Silagy and Sieving and Mrs. Kujawa.

(2)
The following table sets forth the adjustments made during each year represented in the PVP Table to arrive at “compensation actually paid” during each year:

PEO and average non-PEO NEOs summary compensation table total to compensation actually paid reconciliation
Year	Executive(s)	Summary Compensation Table Total ($)	Deduct Option and Stock Awards Granted in Fiscal Year ($)	Add Fair Value at Fiscal Year-End of Unvested Option and Stock Awards Granted in Fiscal Year ($)	Add Change in FAIR Value of Unvested Option and Stock Awards Granted in Prior Fiscal Year ($)	Add Change in FAIR Value of Option and Stock Awards Vested in Fiscal Year ($)	Deduct Fair Value of Option and Stock Awards Forfeited in Fiscal Year ($)	Deduct Change in Pension Value and Non-qualified Deferred Compensation Earnings Column of the SCT ($)	Add Pension Service Cost ($)	Add Dividends Paid on Unvested Shares in Fiscal Year ($)	Compensation Actually Paid ($)(i)
2024	PEO	21,138,476	(13,653,936)	21,000,411	4,342,552	2,757,825	—	(918,853)	398,679	131,415	35,196,570
	Other NEOs	9,028,721	(5,662,109)	8,091,328	1,390,629	521,089	—	(313,148)	124,312	64,832	13,245,654
2023	PEO	20,591,124	(13,168,902)	9,993,852	(7,479,727)	(2,338,619)	—	(811,026)	352,471	72,547	7,211,720
	Other NEOs	8,470,154	(5,804,360)	4,172,741	(2,166,093)	(625,020)	—	(288,148)	120,554	37,962	3,917,791
2022	First PEO	40,406,018	(13,094,677)	18,259,934	(1,507,964)	(9,326,246)	—	(1,000,479)	597,194	76,368	34,410,149
	Second PEO	17,414,329	(10,623,931)	15,168,274	(1,053,175)	(1,857,707)	—	(475,209)	292,699	52,740	18,918,020
	Other NEOs	7,394,893	(4,332,201)	6,010,715	(554,750)	(1,002,574)	—	(305,362)	185,918	29,670	7,426,310
2021	First PEO	25,335,936	(17,391,104)	23,190,233	14,918,520	9,630,919	—	(1,023,668)	598,193	89,191	55,348,220
	Other NEOs	13,316,860	(9,961,104)	12,160,788	2,529,143	1,788,740	—	(375,214)	238,766	31,799	19,729,777
2020	First PEO	23,720,707	(16,101,809)	22,483,170	20,062,587	13,222,028	—	(951,970)	554,570	90,431	63,079,713
	Other NEOs	6,454,940	(3,495,669)	4,783,802	3,164,051	1,901,154	—	(316,805)	193,518	30,289	12,715,279
(i)
Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid, dividends paid in cash, and pension service cost for each year shown. The fair value of performance share awards was determined using the Monte-Carlo simulation process and the fair value of stock options was determined using the Black-Scholes pricing model. Compensation actually paid does not represent annual compensation realized.

(3)
TSR is determined based on the value of an initial fixed investment of $100 and reflects reinvestment of dividends. The TSR peer group consists of the S&P 500 Utilities Index.

(4)
Net income excludes net income attributable to non-controlling interests.

(5)
See Appendix A for a reconciliation of adjusted EPS to the most directly comparable GAAP financial measure.

Over the last five years, our Company had robust financial and operational performance. Our TSR was slightly below the TSR of the S&P 500 Utilities Index; an initial investment of $100 in NextEra Energy stock at the beginning of 2020
82 ● NEXTERA ENERGY 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
would have grown to $133.20 at the end of 2024 while the same investment in the S&P 500 Utilities Index would have yielded $137.70. Our financial performance was strong with 2021 net income growth of 19.3%, 2022 net income growth of 14.8%, 2023 net income growth of 93.5% and 2024 net income was 5.0% lower than 2023. Adjusted EPS growth was 10.4% in 2021, 13.7% in 2022, 9.3% in 2023 and 8.2% in 2024.
Our Company maintains a pay for performance philosophy and the majority of compensation is performance-based as further described in our Compensation Discussion & Analysis.
The higher values for compensation actually paid in 2020, 2021 and 2024 for our PEOs and non-PEO NEOs aligns with strong TSR, net income and adjusted EPS results over the same period. In 2022 and 2023, we continued to deliver outstanding net income and adjusted EPS performance, but the stock price declines in 2022 and 2023 caused our compensation actually paid to decrease notably compared to 2021 and 2020.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 83

Director Compensation
2024 COMPENSATION OF NON-EMPLOYEE DIRECTORS
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
NAME(1)(2)	FEES EARNED OR PAID IN CASH(3) ($)	STOCK AWARDS(4)(5) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION(6) ($)	TOTAL ($)
Nicole S. Arnaboldi	145,000	185,555	0	0	0	10,000	340,555
Sherry S. Barrat	92,500	185,555	0	0	0	0	278,055
James L. Camaren	145,000	185,555	0	0	0	0	330,555
Kenneth B. Dunn	72,500	185,555	0	0	0	0	258,055
Naren K. Gursahaney	170,000	185,555	0	0	0	0	355,555
Kirk S. Hachigian	165,000	185,555	0	0	0	0	350,555
Maria G. Henry	145,000	185,555	0	0	0	0	330,555
Amy B. Lane	195,000	185,555	0	0	0	0	380,555
Geoffrey S. Martha	72,500	89,716	0	0	0	0	162,216
David L. Porges	165,000	185,555	0	0	0	0	350,555
Dev Stahlkopf	145,000	185,555	0	0	0	0	330,555
John A. Stall	170,000	185,555	0	0	0	0	355,555
Darryl L. Wilson	145,000	185,555	0	0	0	0	330,555

(1)
Mr. Martha was appointed to the Board on July 9, 2024.

(2)
Mrs. Barrat and Mr. Dunn did not stand for reelection at the 2024 Annual Meeting of Shareholders on May 23, 2024.

(3)
Ms. Arnaboldi elected to defer 100% of her annual cash retainer.

(4)
Ms. Arnaboldi and Mr. Gursahaney elected to defer 100% of their equity retainer and Ms. Lane elected to defer 40% of her equity retainer.

(5)
Non-employee directors of NextEra Energy received shares of NextEra Energy common stock in an amount determined by dividing $185,000 by the closing price of the common stock on the date of grant, rounded up to the nearest ten shares. On February 15, 2024, each non-employee director then in office received 3,240 shares of stock valued at $57.27 per share. Mr. Martha received a prorated grant on August 5, 2024 of 1,170 shares valued at $76.68 per share. Dividends are paid on the shares in cash. Dividends on deferred shares are credited to the participant’s account under the Deferred Compensation Plan. The amounts in this column represent the aggregate grant date fair value of equity-based compensation awards granted during 2024 to each non-employee director valued in accordance with applicable SEC and accounting rules. For the February 2024 equity compensation award, the grant date fair value was $185,555 per director. The grant date fair value for Mr. Martha’s equity compensation award was $89,716.

(6)
In accordance with applicable SEC rules, perquisites and personal benefits with an aggregate value of less than $10,000 are omitted. Includes matching contributions to educational institutions on behalf of Ms. Arnaboldi made under the NextEra Energy Foundation’s matching gift program, which is available to all employees and directors.

Additional information about director compensation
NextEra Energy directors who are salaried employees of NextEra Energy or any of its subsidiaries do not receive any additional compensation for serving as a director or committee member. Mr. Ketchum is the only such director currently serving on the Board. Director compensation was not increased from 2023 levels. Effective January 1, 2025, non-employee directors of NextEra Energy received an annual cash retainer of $145,000 plus a number of shares of NextEra Energy common stock determined by dividing $185,000 by the closing price of NextEra Energy common stock on the grant date, rounded up to the nearest ten shares. The grant date for the annual retainers paid for 2025 was February 13, 2025, at which time the non-employee directors of NextEra Energy were each granted 2,700 shares of NextEra Energy common stock. These shares are generally not transferable until the director meets the Company’s stock ownership guidelines. When joining the Board, newly-elected non-employee directors are awarded a grant of NextEra Energy common stock approximately equal to the annual common stock retainer awarded to existing non-employee directors, prorated based on the new director’s date of election to the Board. These shares are not transferable until the director meets the Company’s stock ownership guidelines.
84 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Director Compensation
ANNUAL NON-EMPLOYEE DIRECTOR COMPENSATION (EFFECTIVE 1/1/2025)	ADDITIONAL CASH RETAINERS ($)
	Lead Director	40,000
	Committee Chairs:
	» Audit	25,000
	» Nuclear	25,000
	» Other committees	20,000
Non-employee Board committee chairpersons receive an additional annual retainer of $25,000 for chairing the Audit Committee or the Nuclear Committee and $20,000 for chairing the other committees. The Lead Director receives an annual retainer of $40,000, and a Lead Director who also serves as a Chair of any Board committee is entitled to receive the committee chair retainer as well as the Lead Director annual retainer. Beginning in 2023, non-employee directors no longer receive a fee for each Board and committee meeting attended. Directors may defer all or a portion of their cash compensation and all or a portion of their equity compensation in the Deferred Compensation Plan and may participate in the Company’s matching gift program, which matches gifts to educational institutions up to a maximum of $20,000 per donor per year. Board members may travel on Company aircraft while on Company business and in limited circumstances for non-business reasons if the Company would incur little, if any, incremental cost, space is available and the aircraft is in use for another authorized purpose. Board members may be accompanied by their immediate family members if space is available. Travel expenses to attend Board or committee meetings or while on Board business are reimbursed.
Director stock ownership policy
Pursuant to the Governance Guidelines, to more closely align the interests of directors and shareholders, directors are required to own NextEra Energy common stock in an amount equal to seven times the annual cash retainer within six years after their initial election to the Board. All directors other than Ms. Henry and Ms. Stahlkopf, both of whom joined the Board in 2023, and Mr. Martha, who joined the Board in 2024, currently meet this stock ownership guideline. See Common Stock Ownership of Certain Beneficial Owners and Management for information about director ownership of NextEra Energy common stock as of March 25, 2025.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 85

Questions and Answers About the Annual Meeting
MEETING INFORMATION
TIME AND DATE	PLACE	RECORD DATE
8:00 a.m., Central time May 22, 2025	12 Sixth Street South, Minneapolis, Minnesota 55402	March 25, 2025

Why did I only receive a Notice of Internet Availability of Proxy Materials directing me to the internet instead of the proxy statement and annual report?
Under SEC rules, NextEra Energy is furnishing proxy materials to many of its shareholders on the internet, rather than mailing paper copies of the materials to each shareholder.
On or about April 1, 2025, NextEra Energy mailed to many of its shareholders of record a Notice containing instructions on how to access and review the proxy materials, including the proxy statement and annual report to shareholders, on the internet. The Notice also instructs shareholders how to access their proxy card to be able to submit their proxies on the internet. Brokerage firms and other nominees who hold NextEra Energy shares on behalf of beneficial owners will be sending their own similar notice. Other shareholders, in accordance with their prior requests, have received an e-mail notification of how to access the proxy materials and submit their proxies on the internet. On or about April 1, 2025, NextEra Energy also began mailing a full set of proxy materials to certain shareholders, including shareholders who have previously requested a paper copy of the proxy materials.
If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive NextEra Energy’s proxy materials electronically, you will continue to receive the materials via e-mail unless you elect otherwise.

How do I access the proxy materials if I received a Notice of Internet Availability of Proxy Materials?
The Notice provides instructions regarding how to view NextEra Energy’s proxy materials for the 2025 annual meeting on the internet. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy, you will need to follow the instructions in your Notice and have available your 16-digit control number(s) contained in your Notice.

How do I request paper copies of the proxy materials?
Whether you hold NextEra Energy shares through a brokerage firm, bank or other nominee (in “street name”), or hold NextEra Energy shares directly in your name, as a shareholder of record, through NextEra Energy’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), you may request paper copies of the 2025 annual meeting proxy materials by following the instructions listed at www.proxyvote.com, by telephoning 1-800-579-1639 or by sending an e-mail to sendmaterial@proxyvote.com.

What is the purpose of the annual meeting?
At the annual meeting, shareholders will act upon the matters identified in the accompanying notice of annual meeting of shareholders. These matters include:
»
the election as directors of the nominees specified in this proxy statement;
»
ratification of appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2025; and

»
approval, by non-binding advisory vote, of NextEra Energy’s compensation of its NEOs as disclosed in this proxy statement.

86 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Questions and Answers About the Annual Meeting

Who may attend the annual meeting?
Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 7:30 a.m., Central time. If you plan to attend, please note you will be required to present valid picture identification, such as a driver’s license or passport.
Invited representatives of the media and financial community may also attend the annual meeting. You will need proof of ownership of NextEra Energy common stock on the record date to attend the annual meeting:
REGISTERED SHAREHOLDERS	BENEFICIAL OWNERS
If you hold shares directly in your name as a shareholder of record, or if you are a participant in NextEra Energy’s Employee Retirements Savings Plan:	If your shares are held in “street name”:
»
If you received the Notice and you plan to attend the annual meeting, you may request an admission ticket by calling NextEra Energy Shareholder Services at: 800-222-4511.
»
If you received the proxy materials by mail, an admission ticket is attached to your proxy/confidential voting instruction card. If you plan to attend the annual meeting, please submit your proxy but keep the admission ticket and bring it with you to the annual meeting.

»
You will need to bring proof you were the beneficial owner of those “street name” shares of NextEra Energy common stock as of the record date, such as a legal proxy or a copy of a bank or brokerage statement and check in at the registration desk at the annual meeting.

For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras, cell phones, recording devices and other electronic devices are not permitted at the annual meeting.

Will the annual meeting be webcast?
The annual meeting will be webcast (audio, listen only) on May 22, 2025. If you do not attend the annual meeting, you are invited to visit www.nexteraenergy.com at 8:00 a.m., Central time, on Thursday, May 22, 2025 to access the webcast of the annual meeting. You will not be able to vote your shares via the webcast. A replay of the webcast also will be available on NextEra Energy’s website for 90 days after the annual meeting.

Who is entitled to vote at the annual meeting?
Only NextEra Energy shareholders at the close of business on March 25, 2025, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting. If you were a shareholder on that date, you will be entitled to vote all of the NextEra Energy shares you held on that date at the annual meeting or any adjournment or postponement of the annual meeting.

What are the voting rights of the holders of the Company’s common stock?
Each outstanding share of NextEra Energy common stock will be entitled to one vote on each matter properly brought before the annual meeting. As of March 25, 2025, 2,058,580,718 shares of common stock were outstanding.

What constitutes a quorum?
The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares outstanding as of the record date will constitute a quorum, permitting the business of the meeting to be conducted.
In determining the presence of a quorum at the annual meeting, (a) abstentions in person, (b) proxies received but marked as abstentions as to any or all matters to be voted on that permit abstentions and (c) proxies received with broker non-votes on some but not all matters to be voted on will be counted as present.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 87

Questions and Answers About the Annual Meeting

What is a broker “non-vote”?
A broker “non-vote” occurs when a broker, bank or other holder of record that holds shares for a beneficial owner (“broker”) does not vote on a particular proposal because the broker has not received voting instructions from the beneficial owner and does not have discretionary voting power for that particular proposal. Brokers may vote on ratification of the appointment of NextEra Energy’s independent registered public accounting firm even if they have not received voting instructions from the beneficial owners whose shares they hold. However, brokers may not vote on any of the other matters submitted to shareholders at the 2025 annual meeting, including the election of directors or advisory vote on approval of executive compensation, unless they have received voting instructions from the beneficial owner.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?
REGISTERED SHAREHOLDERS	BENEFICIAL OWNERS
»
If your shares are registered directly in your name with NextEra Energy’s transfer agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.”
»
The Notice or, for some shareholders of record, a full set of the proxy materials has been sent directly to you by or on behalf of NextEra Energy.

»
If your shares are held in “street name,” you are considered the “beneficial owner” of the shares.
»
The Notice or, for some beneficial owners, a full set of the proxy materials has been forwarded to you by or on behalf of your broker, who is considered, with respect to those shares, the shareholder of record.

How do I submit my proxy or voting instructions?
ON THE INTERNET OR BY TELEPHONE OR, IF YOU RECEIVED THE PROXY MATERIALS BY MAIL, ALSO BY MAIL
ON THE INTERNET
You may submit your proxy or voting instructions on the internet 24 hours a day and up until 11:59 p.m., Eastern time, on Wednesday, May 21, 2025 by going to www.proxyvote.com and following the instructions on your screen. Please have your Notice or proxy/confidential voting instruction card available when you access the web page.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your proxy or voting instructions on the internet.

BY TELEPHONE
You may submit your proxy or voting instructions by telephone by calling the toll-free telephone number (1-800-690-6903) found on your proxy/confidential voting instruction card or in your internet instructions, 24 hours a day and up until 11:59 p.m., Eastern time, on Wednesday, May 21, 2025 and following the prerecorded instructions. Please have your proxy/confidential voting instruction card or Notice and instructions provided on the internet available when you call.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your proxy.

BY MAIL
If you received the proxy materials by mail, you may submit your proxy by mail by marking the enclosed proxy/confidential voting instruction card and dating, signing and returning it in the postage-paid envelope provided to:
NextEra Energy, Inc. Vote Processing
c/o Broadridge
51 Mercedes Way
Edgewood, NY 11717
Your proxy/confidential voting instruction card must be received no later than Wednesday, May 21, 2025.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding voting your shares by mail.

Please see the Notice, your proxy/confidential voting instruction card or the information your broker provided to you for more information on your options. NextEra Energy’s proxy tabulator, Broadridge Investor Communications Solutions, Inc. (“Broadridge”), must receive any proxy/confidential voting instruction card that will not be delivered in person at the annual meeting, or any vote on the internet or by telephone, no later than 11:59 p.m., Eastern time, on Wednesday, May  21, 2025.
88 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Questions and Answers About the Annual Meeting
If you are a shareholder of record and you return your signed proxy/confidential voting instruction card or submit your proxy on the internet or by telephone, but do not indicate your voting preferences, the persons named as proxies in the proxy/confidential voting instruction card will vote the shares represented by that proxy as recommended by the Board on all proposals.
IN PERSON AT THE ANNUAL MEETING
IN PERSON
All shareholders may vote in person at the annual meeting.
However, if you are a beneficial owner of shares, you must obtain a legal proxy from your broker and present it to the inspector of election with your ballot to be able to vote in person at the annual meeting.
See the response to “Who may attend the annual meeting?” for additional information on how to attend the annual meeting.

May I change my vote after I submit my proxy or voting instructions on the internet or by telephone or after I return my proxy/confidential voting instruction card or voting instructions?
Yes. If you are a shareholder of record, you may revoke your proxy before it is exercised by:
»
providing written notice of the revocation to the Corporate Secretary of the Company at the Company’s offices at:
P.O. Box 14000
700 Universe Blvd.
Juno Beach, Florida 33408-0420
»
making timely delivery of later-dated voting instructions on the internet or by telephone or, if you received the proxy materials by mail, also by making timely delivery of a valid, later-dated proxy/confidential voting instruction card; or
»
voting by ballot at the annual meeting, although please note that attendance at the meeting will not by itself revoke a previously granted proxy.
You may change your proxy by using any one of these methods regardless of the method you previously used to submit your proxy. If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question. All shares for which proxies have been properly submitted and not revoked will be voted at the annual meeting.

How do I vote my Employee Retirement Savings Plan (401(k)) shares?
If you participate in the NextEra Energy, Inc. Employee Retirement Savings Plan (the “plan”), you may give voting instructions to Fidelity Management Trust Company, as trustee of the plan (“Trustee”). If you are a non-bargaining NextEra Energy employee, or a bargaining unit employee outside the state of Florida, you may give your voting instructions to the Trustee by following the instructions you received in an e-mail from NEXTERA ENERGY, INC. id@ProxyVote.com sent to your work e-mail address (unless you opted to receive a paper copy of the proxy materials). If you are a FPL bargaining unit employee in Florida, a participant in the plan who is not a current employee of NextEra Energy or its subsidiaries or if you opted out of e-mail delivery, you may give your voting instructions to the Trustee on the internet or by telephone by following the instructions on your proxy/confidential voting instruction card, or you may give your voting instructions to the Trustee by mail by completing and returning the proxy/confidential voting instruction card accompanying this proxy statement.
Your instructions will tell the Trustee how to vote the number of shares of NextEra Energy common stock in the plan reflecting your proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund. You have this right because the plan deems you to be a “named fiduciary” of the shares of common stock allocated to your account for voting purposes. Your instructions will also determine the vote of a proportionate number of shares of common stock in the NextEra Energy Leveraged ESOP Fund which are not yet allocated to participants. If you do not give the Trustee voting instructions, the number of shares reflecting your proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund will be voted by the Trustee in the same manner as it votes proportionate interests for which it receives voting instructions and your proportionate share of the unallocated NextEra Energy Leveraged ESOP Fund shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received. The Trustee will vote your shares in accordance with your duly executed instructions received by 11:59 p.m., Eastern time, on Monday, May 19, 2025.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 89

Questions and Answers About the Annual Meeting
You may also revoke previously given voting instructions by 11:59 p.m., Eastern time, on Monday, May 19, 2025, by filing written notice of revocation with the Trustee or by giving new voting instructions in any of the ways described above. The Trustee will follow the last timely voting instructions which it receives from you. Your voting instructions will be kept confidential by the Trustee.

What is “householding” and how does it affect me?
NextEra Energy has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one package containing individual copies of the Notice or proxy materials in paper form for each shareholder of record at the address. This procedure will reduce the volume of duplicate materials shareholders receive, conserve natural resources and reduce NextEra Energy’s postage costs. Shareholders who participate in householding and to whom a full set of proxy materials has been mailed will continue to receive separate proxy cards.
If you are a shareholder of record and are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple packages containing copies of the Notice or proxy materials in paper form, or if you hold shares in more than one account, and in either case you wish to receive only a single package for your household in the future, please contact Computershare in writing at:
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
or by calling 888-218-4392. You may contact Computershare at the same mailing address or telephone number if you wish to revoke your consent to future householding mailings.
If your household receives only a single package containing a copy of the Notice or the proxy materials, and you wish to receive a separate copy for each shareholder of record, please contact Broadridge toll-free at 866-540-7095, or write to:
Broadridge
Householding Department
51 Mercedes Way
Edgewood, NY 11717
and separate copies will be provided promptly.
Beneficial owners may request information about householding from their banks, brokers or other holders of record.

What vote is required to approve the matters proposed?
A nominee for director will be elected to the Board if the votes cast for such nominee’s election by shareholders present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast by such shareholders against such nominee’s election. See the Director Resignation Policy described in Proposal 1 for information about NextEra Energy’s policy if a nominee for director fails to receive the required vote. All other voting items will be approved if the votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote on the matter favoring the action exceed the votes cast by such shareholders opposing the action. Discretionary voting by brokers is only permitted for the ratification of the appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2025. Broker non-votes and abstentions will not affect the outcome or be counted as a vote cast in favor or against any of the other voting items presented.
90 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Questions and Answers About the Annual Meeting
Unless you give other instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this proxy statement.
PROPOSAL		BOARD VOTE RECOMMENDATION	VOTE REQUIRED	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
1.	Election of directors	FOR each nominee	Majority of the votes cast	No effect
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2025	FOR	Majority of the votes cast	No broker non-votes No effect of abstentions
3.	Approval, by non-binding advisory vote, to approve NextEra Energy’s compensation of its named executive officers	FOR	Majority of the votes cast	No effect
Who pays for the solicitation of proxies?
NextEra Energy is soliciting proxies and it will bear the expense of solicitation. Proxies will be solicited principally by mail and by electronic media, although directors, officers and employees of NextEra Energy or its subsidiaries may solicit proxies personally, by telephone or by electronic means, but without compensation other than their regular compensation. NextEra Energy has retained D.F. King & Co., Inc. to assist it in the solicitation of proxies, for which D.F. King & Co., Inc. will be paid a fee of $15,000 plus reimbursement of out-of-pocket expenses. NextEra Energy will reimburse custodians, nominees and other persons for their out-of-pocket expenses in sending the Notice and/or proxy materials to beneficial owners.

Could other matters be decided at the annual meeting?
At the date of printing of this proxy statement, the Board did not know of any matters to be submitted for action at the annual meeting other than those referred to in this proxy statement and does not intend to bring before the meeting any matter other than the proposals described in this proxy statement. If, however, other matters are properly brought before the annual meeting, or any adjourned or postponed meeting, your proxies include discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their discretion, including voting to adjourn or postpone the annual meeting one or more times to solicit additional proxies with respect to any proposal or for any other reason.

How can I submit a shareholder proposal for the 2026 annual meeting of shareholders?
Proposals on matters appropriate for shareholder consideration consistent with Rule 14a-8 under the Exchange Act submitted by shareholders for inclusion in the proxy statement and form of proxy for the 2026 annual meeting of shareholders must be received by the Corporate Secretary at the Company’s principal executive offices below not later than December 2, 2025. The submission of such proposals by shareholders is subject to regulation by the SEC pursuant to Rule 14a-8.
Under the Bylaws, a shareholder proposal submitted for consideration at the 2026 annual meeting of shareholders, but not for inclusion in NextEra Energy’s proxy statement and form of proxy, must be received by the Corporate Secretary no earlier than January 22, 2026 and no later than February 21, 2026. Proposals received before January 22, 2026 or after February 21, 2026 will be considered untimely and not properly presented. Notice of such proposals must contain the information specified in the Bylaws, available at www.investor.nexteraenergy.com/corporate-governance. These advance notice, informational and other provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in NextEra Energy’s proxy statement and form of proxy under SEC regulations.
In addition to satisfying the foregoing advanced notice requirements under the Bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026.
Shareholder proposals must be sent to the attention of the Corporate Secretary by mail (U.S. certified mail in the case of proposals required to comply with the advance notice provisions of the Bylaws) or by personal delivery to NextEra Energy, Inc. attention: Corporate Secretary, P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420.
NEXTERA ENERGY 2025 PROXY STATEMENT ● 91

No Incorporation by Reference
No Incorporation by Reference
In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC rules, the “Audit Committee Report” and the “Compensation Committee Report” contained in this proxy statement will not be deemed to be “soliciting material” or “filed” with the SEC, except to the extent that the Company specifically requests that the information be treated as soliciting material or the Company specifically incorporates such information by reference into a document filed with the SEC. In addition, this proxy statement includes several website addresses and QR codes. These website addresses and QR codes are intended to provide inactive, textual references only. The information on, or accessible through, these websites is not part of this proxy statement.
This proxy statement also refers to the Company’s 2024 Sustainability Report and CDP response. The information within these reports is not incorporated by reference.
Shareholder Account Maintenance
NextEra Energy’s transfer agent is Computershare. All communications concerning accounts of NextEra Energy shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues, can be handled by calling Computershare at 888-218-4392 or by calling NextEra Energy Shareholder Services at 800-222-4511. For other information about NextEra Energy, shareholders can visit NextEra Energy’s website at www.nexteraenergy.com.
REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. Accordingly, the Company requests that you review the proxy materials and submit your proxy or voting instructions on the internet or by telephone at your earliest convenience by following the instructions on your notice of internet availability of proxy materials. Alternatively, if you received your annual meeting proxy materials by mail, you may submit your proxy or voting instructions on the internet, by telephone or by marking, dating, signing and returning the accompanying proxy/confidential voting instruction card.
By order of the Board of Directors, DAVID FLECHNER Vice President, Compliance & Corporate Secretary Juno Beach, Florida April 1, 2025
92 ● NEXTERA ENERGY 2025 PROXY STATEMENT

Appendix A: Reconciliations of Non-GAAP
to GAAP Financial Measures
The tables below present reconciliations of each non-GAAP financial measure to the most comparable GAAP financial measure for the years ended December 31, 2024 and December 31, 2023. See page 38 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for the reasons the Company uses adjusted earnings.
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO NEXTERA ENERGY TO ADJUSTED EARNINGS
	FISCAL YEAR ENDED DECEMBER 31,
	2024	2023
	($ IN MILLIONS)
Net Income	$5,698	$6,282
Net Loss Attributable to Noncontrolling Interests	1,248	1,028
Net Income Attributable to NextEra Energy	6,946	7,310
Adjustments:
Net gains associated with non-qualifying hedges	(935)	(1,949)
Change in unrealized losses (gains) on equity securities held in NextEra Energy Resources’ nuclear decommissioning funds and OTTI-net	(113)	(165)
Differential membership interests-related	6	65
XPLR investment gains-net	1,129	(1,294)
Gain on disposal of a business	—	(406)
Impairment charge related to investment in Mountain Valley Pipeline	—	58
Less related income tax benefit	30	(234)
Adjusted Earnings	$7,063	$6,441
RECONCILIATION OF EARNINGS PER SHARE ATTRIBUTABLE TO NEXTERA ENERGY TO ADJUSTED EARNINGS PER SHARE
	FISCAL YEAR ENDED DECEMBER 31,
	2024	2023
Earnings Per Share Attributable to NextEra Energy (assuming dilution)	$3.37	$3.60
Adjustments:
Net gains associated with non-qualifying hedges	(0.45)	(0.96)
Change in unrealized losses (gains) on equity securities held in NextEra Energy Resources’ nuclear decommissioning funds and OTTI-net	(0.05)	(0.8)
Differential membership interests-related	—	0.03
XPLR investment gains-net	0.55	0.64
Gain on disposal of a business	—	(0.20)
Impairment charges related to investment in Mountain Valley Pipeline	—	0.03
Less related income tax expense	0.01	(0.11)
Adjusted Earnings Per Share (assuming dilution)	$3.43	$3.17
NEXTERA ENERGY 2025 PROXY STATEMENT ● A-1

NextEra Energy, Inc. | 700 Universe Boulevard, Juno Beach, Florida 33408 For more information: NextEraEnergy.com | FPL.com | NextEraEnergyResources.com

SCAN TO VIEW MATERIALS & VOTE 700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408 VOTE BY INTERNET - www.proxyvote.com/NEE or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on May 21, 2025 for shares held directly and by 11:59 p.m. Eastern time on May 19, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on May 21, 2025 for shares held directly and by 11:59 p.m. Eastern time on May 19, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy/confidential voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V69801-P30924-Z89819 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY/CONFIDENTIAL VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NEXTERA ENERGY, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED: 1. Election as Directors of the nominees specified in the proxy statement. Nominees: For Against Abstain 1a. Nicole S. Arnaboldi ! ! ! For Against Abstain 1b. James L. Camaren 1c. Naren K. Gursahaney 1d. Kirk S. Hachigian 1e. Maria G. Henry ! ! ! ! ! ! ! ! ! ! ! ! 1j. Deborah L. "Dev" Stahlkopf 1k. John A. Stall 1l. Darryl L. Wilson THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3: ! ! ! ! ! ! ! ! ! For Against Abstain 1f. John W. Ketchum 1g. Amy B. Lane 1h. Geoffrey S. Martha 1i. David L. Porges ! ! ! ! ! ! ! ! ! ! ! ! 2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy's independent registered public accounting firm for 2025. 3. Approval, by non-binding advisory vote, of NextEra Energy's ! ! ! compensation of its named executive officers as disclosed in the proxy statement. NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof. The shares represented by this proxy/confidential voting instruction card when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy/confidential voting instruction card will be voted FOR all nominees listed in proposal 1, FOR proposals 2 and 3. If any other matters properly come before the meeting or any adjournment(s) or postponement(s) thereof, the persons named in this proxy/the trustee will vote in their/its discretion. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annual Meeting Admission Ticket Admission: This ticket, along with a form of picture identification, admits the named shareholder(s). Security: For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. NextEra Energy, Inc.'s 2025 Annual Meeting of Shareholders will be held at 8:00 a.m. Central time on May 22, 2025, at 12 Sixth Street South, Minneapolis, Minnesota. If you plan to attend the Annual Meeting of Shareholders, please bring this Admission Ticket. If you require special assistance, call NextEra Energy Shareholder Services at 800-222-4511. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2025: The proxy statement and annual report to security holders are available at www.proxyvote.com/NEE V69802-P30924-Z89819 NEXTERA ENERGY, INC. PROXY AND CONFIDENTIAL VOTING INSTRUCTION Annual Meeting of Shareholders-May 22, 2025 This proxy is solicited on behalf of the Board of Directors. The shareholder(s) signing on the reverse side hereby appoint(s) David Flechner and Charles E. Sieving, and each of them, proxies, with full power of substitution, and hereby authorize(s) them to represent and to vote all shares of Common Stock, par value $.01 per share, of NextEra Energy, Inc. ("Common Stock") that such shareholder(s) would be entitled to vote at the Annual Meeting of Shareholders of NextEra Energy, Inc. to be held May 22, 2025, and any adjournment(s) or postponement(s) thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof. This confidential voting instruction card is solicited on behalf of the Trustee (as hereinafter defined) of the Plan (as hereinafter defined). The participant or beneficiary in the NextEra Energy, Inc. Employee Retirement Savings Plan ("Plan") signing on the reverse side, acting as a named fiduciary, hereby provides the voting instructions specified to the trustee of the Plan (the "Trustee"), which instructions shall be kept confidential and shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of Common Stock that are held by the Trustee, in its capacity as Trustee of the Plan, as of March 25, 2025, at the Annual Meeting of Shareholders of NextEra Energy, Inc. to be held on May 22, 2025, and at any adjournment(s) or postponement(s) thereof. As a named fiduciary, the participant has the right to direct the Trustee how to vote the shares allocated to the participant in the NextEra Energy Stock Fund and NextEra Energy Leveraged ESOP Fund. The Trustee must follow the participant's directions, except in limited circumstances. As a named fiduciary, the participant, and not the Trustee, will be responsible for the consequences of the voting directions given. As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement, the voting instructions on this confidential voting instruction card will instruct the Trustee how to vote the number of shares of Common Stock reflecting the participant's proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund. The instructions will also determine the vote on a proportionate number of shares of Common Stock in the NextEra Energy Leveraged ESOP Fund which are not yet allocated to participants. If the participant does not give the Trustee voting instructions, the number of shares reflecting the participant's proportionate interest in the NextEra Energy Stock Fund and NextEra Energy Leveraged ESOP Fund will be voted by the Trustee in the same manner as it votes proportionate interests for which it receives voting instructions and a proportionate share of the unallocated NextEra Energy Leveraged ESOP Fund shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received.